                                            File Nos. 33-47473
                                                     811-3859

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                   [X]


                           Pre-Effective Amendment No.           [ ]


                         Post-Effective Amendment No. 12         [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940               [X]


                                Amendment No. 29


                        (Check appropriate box or boxes)

                            VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                     Anchor National Life Insurance Company
                               (Name of Depositor)

                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
              (Address of Depositor's Principal Offices) (Zip Code)

                Depositor's Telephone Number, including Area Code
                                 (310) 772-6000

                              Susan L. Harris, Esq.
                     Anchor National Life Insurance Company
                               1 SunAmerica Center
                       Los Angeles, California 90067-6022
                     (Name and Address of Agent for Service)



Title and Amount
of Securities
----------------
Flexible Payment
Deferred Annuity
Contracts




It is proposed that this filing will become effective:


        [ ]     immediately upon filing pursuant to paragraph (b) of Rule 485
        [X]     on April 1, 1998 pursuant to paragraph (b) of Rule 485
        [ ]     60 days after filing pursuant to paragraph (a) of Rule 485
        [ ]     on [date] pursuant to paragraph (a) of Rule 485

                            VARIABLE SEPARATE ACCOUNT

                              Cross Reference Sheet

                               PART A - PROSPECTUS


Item Number in Form N-4                                   Caption
-----------------------                                   -------
1.      Cover Page.............................           Cover Page

2.      Definitions............................           Definitions

3.      Synopsis...............................           Profile; Fee Tables;
                                                          Portfolio Expenses;
                                                          Examples

4.      Condensed Financial Information........           Appendix A - Condensed
                                                          Financial Information

5.      General Description of Registrant,                Depositor and
        Portfolio Companies......                         The Polaris Variable
                                                          Annuity; Other Information

6.      Deductions.............................           Expenses

7.      General Description of
        Variable Annuity Contracts.............           The Polaris Variable
                                                          Annuity; Purchasing a
                                                          Polaris Variable Annuity
                                                          Contract; Investment
                                                          Options

8.      Annuity Period.........................           Annuity Income Options

9.      Death Benefit..........................           Death Benefit

10.     Purchases and Contract Value...........           Purchasing a Polaris
                                                          Variable Annuity Contract

11.     Redemptions............................           Access to Your Money

12.     Taxes..................................           Taxes

13.     Legal Proceedings......................           Other Information - Legal
                                                          Proceedings

14.     Table of Contents of Statement
        of Additional Information..............           Table of Contents of
                                                          Statement of Additional
                                                          Information

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


        Certain information required in part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.

Item Number in Form N-4                                   Caption
-----------------------                                   -------
15.     Cover Page.............................           Cover Page

16.     Table of Contents......................           Table of Contents

17.     General Information and History........           The Polaris Variable
                                                          Annuity (P); Separate
                                                          Account; General Account;
                                                          Investment Options (P);
                                                          Other Information (P)

18.     Services...............................           Other Information (P)

19.     Purchase of Securities Being Offered...           Purchasing a Polaris
                                                          Variable Contract (P)

20.     Underwriters...........................           Distribution of Contracts

21.     Calculation of Performance Data........           Performance Data

22.     Annuity Payments.......................           Annuity Income Options
                                                          (P); Annuity Payments;
                                                          Annuity Unit Values

23.    Financial Statements...................            Depositor: Other
                                                          Information - Financial
                                                          Statements (P)
                                                          Registrant: Financial
                                                          Statements

                                     PART C

        Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                             [POLARIS PROFILE LOGO]

THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD KNOW AND CONSIDER BEFORE PURCHASING THE POLARIS VARIABLE ANNUITY. THE SECTIONS IN THIS PROFILE CORRESPOND TO SECTIONS IN THE ACCOMPANYING PROSPECTUS WHICH DISCUSS THE TOPICS IN MORE DETAIL. THE ANNUITY IS MORE FULLY DESCRIBED IN THE PROSPECTUS. PLEASE READ THE PROSPECTUS CAREFULLY.

                                 April 1, 1998


                ================================================================
                        1. THE POLARIS VARIABLE ANNUITY
                ================================================================

The Polaris Variable Annuity is a contract between you and Anchor National Life Insurance Company. It is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. Tax deferral means all your money, including the amount you would otherwise pay in current income taxes, remains in your contract to generate more earnings. Your money could grow faster than it would in a comparable taxable investment.


Polaris offers a diverse selection of money managers and investment options. You may divide your money among any or all of our 26 variable investment portfolios and 5 fixed investment options. Your investment is not guaranteed. The value of your Polaris contract can fluctuate up or down, based on the performance of the underlying investments you select, and you may experience a loss.


The variable investment portfolios offer professionally managed investment choices with goals ranging from capital preservation to aggressive growth. Your choices for the various investment options are found on the next page.

The contract also offers 5 fixed investment options, for different time periods and each with a different interest rate that is guaranteed by Anchor National.

Like most annuities, the contract has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you invest money in your contract. Your earnings are based on the investment performance of the variable investment portfolios to which your money is allocated and/or the interest rate earned on the fixed investment options. You may withdraw money from your contract during the Accumulation Phase. However, as with other tax-deferred investments, you will pay taxes on earnings and untaxed contributions when you withdraw them. An IRS tax penalty may apply if you make withdrawals before age 59 1/2. During the Income Phase, you will receive payments from your annuity. Your payments may be fixed in dollar amount, vary with investment performance or a combination of both, depending on where your money is allocated. Among other factors, the amount of money you are able to accumulate in your contract during the Accumulation Phase will determine the amount of your payments during the Income Phase.

                ================================================================
                           2. ANNUITY INCOME OPTIONS
                ================================================================

You can select from one of five annuity income options:

   (1) payments for your lifetime;

   (2) payments for your lifetime and your survivor's lifetime;

   (3) payments for your lifetime and your survivor's lifetime, but for not less than 10 years;

   (4) payments for your lifetime, but for not less than 10 or 20 years; and

   (5) payments for a specified period of 5 to 30 years.

You will also need to decide if you want your payments to fluctuate with investment performance or remain constant, and the date on which your payments will begin. Once you begin receiving payments, you cannot change your annuity option. If your contract is part of a non-qualified retirement plan (one that is established with after tax dollars), payments during the Income Phase are considered partly a return of your original investment. The "original investment" part of each payment is not taxable as income. For contracts which are part of a qualified retirement plan using before tax dollars, the entire payment is taxable as income.

                ================================================================
                        3. PURCHASING A POLARIS VARIABLE
                                ANNUITY CONTRACT
                ================================================================

You can buy a contract through your financial representative, who can also help you complete the proper forms. For Non-qualified contracts, the minimum initial investment is $5,000 and subsequent amounts of $500 or more may be added to your contract at any time during the Accumulation Phase. For Qualified contracts, the minimum initial investment is $2,000 and subsequent amounts of $250 or more may be added to your contract at any time during the Accumulation Phase.

                ================================================================
                             4. INVESTMENT OPTIONS
                ================================================================

You may allocate money to the following variable investment portfolios of the Anchor Series Trust and/or the SunAmerica Series Trust:

ANCHOR SERIES TRUST
  MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
      - Capital Appreciation Portfolio
      - Growth Portfolio
      - Natural Resources Portfolio
      - Government and Quality Bond Portfolio

SUNAMERICA SERIES TRUST
  MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
      - Global Equities Portfolio
      - Alliance Growth Portfolio
      - Growth-Income Portfolio
  MANAGED BY DAVIS SELECTED ADVISERS, L.P.
      - Venture Value Portfolio
      - Real Estate Portfolio
  MANAGED BY FEDERATED INVESTORS
      - Federated Value Portfolio
      - Utility Portfolio
      - Corporate Bond Portfolio
  MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
  GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
      - Asset Allocation Portfolio
      - Global Bond Portfolio
  MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
      - International Diversified Equities Portfolio
      - Worldwide High Income Portfolio
  MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
      - Growth/Phoenix Investment Counsel Portfolio
      - Balanced/Phoenix Investment Counsel Portfolio
  MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
      - Putnam Growth Portfolio
      - International Growth and Income Portfolio
      - Emerging Markets Portfolio
  MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
      - Aggressive Growth Portfolio

      - "Dogs" of Wall Street Portfolio

      - SunAmerica Balanced Portfolio
      - High-Yield Bond Portfolio
      - Cash Management Portfolio

You may also allocate money to the 1, 3, 5, 7 and 10 year fixed investment options. The interest rate may differ from time to time but will never be less than 3%. Once established, the rate will not change during the selected period. Your contract value will be adjusted up or down for withdrawals or transfers from the 3, 5, 7 and 10 year fixed investment options prior to the end of the selected period.
                ================================================================
                                  5. EXPENSES
                ================================================================

Each year, we deduct a $35 contract maintenance fee from your contract. This fee is currently waived if the value of your contract is at least $50,000. We also deduct insurance charges which equal 1.52% annually of the average daily value of your contract allocated to the variable portfolios. The insurance charges include: Mortality and Expense Risk, 1.37%, and Distribution Expense, .15%.

As with other professionally managed investments, there are also investment charges imposed on contracts with money allocated to the variable portfolios, which are estimated to range from .63% to 1.90%.

If you take money out in excess of the amount allowed for in your contract, you may be assessed a withdrawal charge which is a percentage of the money you withdraw. The percentage declines with each year the money is in the contract as follows:

-----------------------------------------------------------------------------------------------

 YEAR                      1        2        3        4        5        6        7        8+
-----------------------------------------------------------------------------------------------
 WITHDRAWAL
 CHARGE                    7%       6%       5%       4%       3%       2%       1%       0%
-                          -        -        -        -        -        -        -     -     -
-----------------------------------------------------------------------------------------------

Each year, you are allowed to make 15 transfers without charge. After your first 15 free transfers, a $25 transfer fee will apply to each subsequent transfer ($10 in Pennsylvania and Texas).

In a limited number of states, you may also be assessed a state premium tax of up to 3.5% depending upon the state.

The following chart is designed to help you understand the charges in your contract. The column "Total Annual Charges" shows the total of the 1.52% insurance charges, the $35 contract maintenance fee and the investment charges for each variable portfolio. We converted the contract maintenance fee to a percentage using an assumed contract size of $40,000. The actual impact of this charge on your contract may differ from this percentage.

The next two columns show two examples of the charges you would pay under the contract. The examples assume that you invested $1,000 in a contract which earns 5% annually and that you withdraw your money: (1) at the end of year 1, and (2) at the end of year 10.

----------------------------------------------------------------------------------------------------------------------------
                                                                                               EXAMPLES:
                                       TOTAL ANNUAL         TOTAL ANNUAL                     TOTAL EXPENSES   TOTAL EXPENSES
                                        INSURANCE            INVESTMENT       TOTAL ANNUAL     AT END OF        AT END OF
   ANCHOR SERIES TRUST PORTFOLIO         CHARGES              CHARGES           CHARGES          1 YEAR          10 YEARS
----------------------------------------------------------------------------------------------------------------------------
Capital Appreciation                      1.61%                 .71%             2.32%            $ 93             $265
Growth                                    1.61%                 .78%             2.39%            $ 94             $272
Natural Resources                         1.61%                 .89%             2.50%            $ 95             $283
Government and Quality Bond               1.61%                 .71%             2.32%            $ 93             $265
----------------------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
Emerging Markets*                         1.61%                1.90%             3.51%            $105             $378
International Diversified Equities        1.61%                1.35%             2.96%            $100             $328
Global Equities                           1.61%                 .95%             2.56%            $ 96             $289
International Growth and Income*          1.61%                1.60%             3.21%            $102             $351
Aggressive Growth*                        1.61%                 .90%             2.51%            $ 95             $284
Real Estate*                              1.61%                1.25%             2.86%            $ 99             $318
Putnam Growth**                           1.61%                 .91%             2.52%            $ 95             $285
Growth/Phoenix                            1.61%                 .73%             2.34%            $ 94             $267
Alliance Growth                           1.61%                 .65%             2.26%            $ 93             $259
"Dogs" of Wall Street*                    1.61%                 .75%             2.36%            $ 94             $269
Venture Value                             1.61%                 .79%             2.40%            $ 94             $273
Federated Value*                          1.61%                1.03%             2.64%            $ 97             $297
Growth-Income                             1.61%                 .65%             2.26%            $ 93             $259
Utility*                                  1.61%                1.05%             2.66%            $ 97             $299
Asset Allocation                          1.61%                 .68%             2.29%            $ 93             $262
Balanced/Phoenix                          1.61%                 .82%             2.43%            $ 95             $276
SunAmerica Balanced*                      1.61%                1.00%             2.61%            $ 96             $294
Worldwide High Income                     1.61%                1.10%             2.71%            $ 97             $304
High-Yield Bond                           1.61%                 .75%             2.36%            $ 94             $269
Corporate Bond                            1.61%                 .91%             2.52%            $ 95             $285
Global Bond                               1.61%                 .90%             2.51%            $ 95             $284
Cash Management                           1.61%                 .63%             2.24%            $ 93             $257
============================================================================================================================
----------------------------------------------------------------------------------------------------------------------------



 * For this Portfolio, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep operating expenses at or below an established maximum amount. All waivers or reimbursements may be terminated at any time. For more detailed information, see the Fee Tables and Examples in the prospectus.


** Formerly named Provident Growth.




                ================================================================
                                    6. TAXES
                ================================================================

Unlike taxable investments where earnings are taxed in the year they are earned, taxes on amounts earned in a Non-qualified contract (one that is established with after tax dollars) are deferred until they are withdrawn. In a Qualified contract (one that is established with before tax dollars like an IRA), all amounts are taxable when they are withdrawn.

When you begin taking distributions or withdrawals from your contract, earnings are considered to be taken out first and will be taxed at your ordinary income rate. You may be subject to a 10% IRS tax penalty for distributions or withdrawals before age 59 1/2.
                ================================================================
                            7. ACCESS TO YOUR MONEY
                ================================================================

Earnings may be withdrawn at any time free of a withdrawal charge. After the first year, the first withdrawal of the year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract as of the date you make the withdrawal or (2) 10% of the money you have invested for at least one year and not yet withdrawn, less any withdrawals made during the year.

Although amounts withdrawn using the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount of money you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value.

Withdrawals in excess of these limits will be assessed a withdrawal charge. Withdrawals may be made from your contract in the amount of $1,000 or more. You may request a withdrawal in writing or by establishing systematic withdrawals. Under systematic withdrawals, the minimum withdrawal amount is $250.

If you withdraw your entire contract value, you will not receive the benefit of any free withdrawal amount. After your money has been in the contract for seven full years, there are no withdrawal charges on that portion of the money that you have invested for at least seven full years. Of course, you may have to pay income tax and a 10% IRS tax penalty may apply if you are under age 59 1/2. Additionally, withdrawal charges are not assessed when a death benefit is paid.
                ================================================================
                                 8. PERFORMANCE
                ================================================================

The value of your annuity will fluctuate depending upon the investment performance of the portfolio(s) you choose.

The following chart shows total returns for each portfolio for the time periods shown. These numbers reflect the insurance charges, the contract maintenance fee and the investment charges. Withdrawals charges are not reflected in the chart. Past performance is not a guarantee of future results.

----------------------------------------------------------------------------------------------------------------------------------
                                                                               CALENDAR YEAR
ANCHOR SERIES TRUST PORTFOLIO                    1997                   1996                   1995                   1994
----------------------------------------------------------------------------------------------------------------------------------
  Capital Appreciation                          23.50%                 23.17%                 32.41%                (5.60)%
  Growth                                        28.36%                 23.06%                 24.30%                (6.27)%
  Natural Resources                            (10.10)%                12.20%                 15.45%                (5.93)%
  Gov't and Quality Bond                         7.82%                  1.35%                 17.49%                (4.44)%
----------------------------------------------------------------------------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
  Emerging Markets**                           (17.37)%                    --                     --                     --
  Int'l Diversified Equities                     4.71%                  7.59%                  8.52%                (3.68)%
  Global Equities                               13.25%                 12.37%                 17.33%                (1.96)%
  Int'l Growth and Income**                      5.36%                     --                     --                     --
  Aggressive Growth                             10.55%                  4.33%                     --                     --
  Real Estate**                                 17.16%                     --                     --                     --
  Putnam Growth*                                30.41%                 18.46%                 22.83%                (3.25)%
  Growth/Phoenix                                21.28%                 14.12%                 30.12%                (9.52)%
  Alliance Growth                               29.41%                 27.10%                 41.58%                (3.76)%
  "Dogs" of Wall Street                              --                    --                     --                     --
  Venture Value                                 32.21%                 22.86%                 35.36%                (1.23)%
  Federated Value                               29.37%                  7.32%                     --                     --
  Growth-Income                                 31.85%                 22.11%                 31.95%                (4.20)%
  Utility                                       23.78%                  8.26%                     --                     --
  Asset Allocation                              19.93%                 17.05%                 24.33%                (1.80)%
  Balanced/Phoenix                              15.09%                  8.18%                 25.51%                (0.58)%
  SunAmerica Balanced                           22.52%                  9.39%                     --                     --
  Worldwide High Income                         13.72%                 23.38%                 19.04%                (2.39)%
  High-Yield Bond                               12.66%                 12.71%                 12.44%                (6.98)%
  Corporate Bond                                 9.14%                  2.86%                 15.82%                (4.73)%
  Global Bond                                    8.31%                  7.58%                 15.83%                (6.27)%
  Cash Management                                3.50%                  3.31%                  3.85%                 2.12%
----------------------------------------------------------------------------------------------------------------------------------
 * Formerly named Provident Growth.
** Inception to 11/30/97.
Inception date for each portfolio
  varies.

---------------------------------------  --------------------
                                            CALENDAR YEAR
ANCHOR SERIES TRUST PORTFOLIO                    1993
---------------------------------------  --------------------
  Capital Appreciation                          13.72%
  Growth                                        11.22%
  Natural Resources                                 --
  Gov't and Quality Bond                         3.68%
-------------------------------------------------------------
SUNAMERICA SERIES TRUST PORTFOLIO
  Emerging Markets**                                --
  Int'l Diversified Equities                        --
  Global Equities                               15.93%
  Int'l Growth and Income**                         --
  Aggressive Growth                                 --
  Real Estate**                                     --
  Putnam Growth*                                    --
  Growth/Phoenix                                 8.91%
  Alliance Growth                                9.93%
  "Dogs" of Wall Street                             --
  Venture Value                                     --
  Federated Value                                   --
  Growth-Income                                 6. 65%
  Utility                                           --
  Asset Allocation                               5.11%
  Balanced/Phoenix                                  --
  SunAmerica Balanced                               --
  Worldwide High Income                             --
  High-Yield Bond                               11.35%
  Corporate Bond                                 1.64%
  Global Bond                                    4.22%
  Cash Management                                0.83%
=============================================================
 * Formerly named Provident Growth.
** Inception to 11/30/97.
Inception date for each portfolio
  varies.


                ================================================================
                                9. DEATH BENEFIT
                ================================================================

If you should die during the Accumulation Phase, your beneficiary will receive a death benefit. The death benefit is the greater of:

  (1) the value of your contract, or

  (2) the money you put in less any withdrawals, all compounded at 4% annually (3% if age 70 or older at time of issue), or

  (3) the value of your contract on the seventh contract anniversary less any withdrawals plus any additional money you put in since the seventh anniversary, all compounded at 4% annually (3% if age 70 or older at time of issue).
                ================================================================
                             10. OTHER INFORMATION
                ================================================================

FREE LOOK: You may cancel your contract within ten days (or longer if required by your state) by mailing it to our Annuity Service Center. Your contract will be treated as void on the date we receive it and we will pay you an amount equal to the value of your contract (unless otherwise required by state law). Its value may be more or less than the money you initially invested.

ASSET ALLOCATION REBALANCING: If selected by you, this program seeks to keep your investment in line with your goals. We will maintain your specified allocation mix in the variable investment portfolios and the 1-year fixed investment option by readjusting your money on a calendar quarter, semiannual or annual basis.

SYSTEMATIC WITHDRAWAL PROGRAM: If selected by you, this program allows you to receive either monthly, quarterly, semiannual or annual checks during the Accumulation Phase. Systematic withdrawals may also be electronically wired to your bank account. Of course, withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2.


PRINCIPAL ADVANTAGE: If selected by you, this program allows you to obtain growth potential without any market risk to your principal. We will guarantee that the portion of your money allocated to the 1, 3, 5, 7 or 10 year fixed investment option will grow to equal your principal investment when it is allocated in accordance with the program.


DOLLAR COST AVERAGING: If selected by you, this program allows you to invest gradually in the equity and bond portfolios from any of the variable investment portfolios or the 1-year fixed investment option.

AUTOMATIC PAYMENT PLAN: You can add to your contract directly from your bank account with as little as $20 per month.

CONFIRMATIONS AND QUARTERLY STATEMENTS: You will receive a confirmation of each transaction within your contract. On a quarterly basis, you will receive a complete statement of your transactions over the past quarter and a summary of your account values.
                ================================================================
                                 11. INQUIRIES
                ================================================================

If you have questions about your contract or need to make changes, call your financial representative or contact us at:

      Anchor National Life Insurance Company
      Annuity Service Center
      P.O. Box 54299
      Los Angeles, California 90054-0299
      Telephone Number: (800) 445-SUN2

If money accompanies your correspondence, you should direct it to:

      Anchor National Life Insurance Company
      P.O. Box 100330
      Pasadena, California 91189-0001

                                 [POLARIS LOGO]

                                   PROSPECTUS

                                 APRIL 1, 1998



Please read this prospectus carefully         FLEXIBLE PAYMENT DEFERRED ANNUITY CONTRACTS
  before investing and keep it for            issued by
future reference. It contains                 ANCHOR NATIONAL LIFE INSURANCE COMPANY
important information about the               in connection with
Polaris Variable Annuity.                     VARIABLE SEPARATE ACCOUNT
                                              The annuity has 31 investment choices -- 5 fixed investment
To learn more about the annuity               options and 26 variable investment portfolios listed below.
offered by this prospectus, you can           The 5 fixed investment options include specified periods of
obtain a copy of the Statement of             1, 3, 5, 7 and 10 years. The 26 variable investment
Additional Information ("SAI") dated          portfolios are part of the Anchor Series Trust or the
April 1, 1998. The SAI has been filed         SunAmerica Series Trust.
with the Securities and Exchange              ANCHOR SERIES TRUST:
Commission ("SEC") and is                     MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
incorporated by reference into this           - Capital Appreciation Portfolio
prospectus. The Table of Contents of          - Growth Portfolio
the SAI appears on page 30 of this            - Natural Resources Portfolio
prospectus. For a free copy of the            - Government and Quality Bond Portfolio
SAI, call us at (800) 445-SUN2 or             SUNAMERICA SERIES TRUST:
write to us at our Annuity Service            MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
Center, P.O. Box 54299, Los Angeles,          - Global Equities Portfolio
California 90054-0299.                        - Alliance Growth Portfolio
                                              - Growth-Income Portfolio
In addition, the SEC maintains a              MANAGED BY DAVIS SELECTED ADVISERS, L.P.
website (http://www.sec.gov) that             - Venture Value Portfolio
contains the SAI, materials                   - Real Estate Portfolio
incorporated by reference and other           MANAGED BY FEDERATED INVESTORS
information filed electronically with         - Federated Value Portfolio
the SEC by Anchor National.                   - Utility Portfolio
                                              - Corporate Bond Portfolio
                                              MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/
                                              GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
ANNUITIES INVOLVE RISKS, INCLUDING            - Asset Allocation Portfolio
POSSIBLE LOSS OF PRINCIPAL, AND ARE           - Global Bond Portfolio
NOT A DEPOSIT OR OBLIGATION OF, OR            MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
GUARANTEED OR ENDORSED BY, ANY BANK.          - International Diversified Equities Portfolio
THEY ARE NOT FEDERALLY INSURED BY THE         - Worldwide High Income Portfolio
FEDERAL DEPOSIT INSURANCE                     MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
CORPORATION, THE FEDERAL RESERVE              - Growth/Phoenix Investment Counsel Portfolio
BOARD OR ANY OTHER AGENCY.                    - Balanced/Phoenix Investment Counsel Portfolio
                                              MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
                                              - Putnam Growth Portfolio
                                              - International Growth and Income Portfolio
                                              - Emerging Markets Portfolio
                                              MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
                                              - Aggressive Growth Portfolio
                                              - "Dogs" of Wall Street Portfolio
                                              - SunAmerica Balanced Portfolio
                                              - High-Yield Bond Portfolio
                                              - Cash Management Portfolio


    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
        AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE
          ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.

=============================================================
                               TABLE OF CONTENTS
=============================================================


 GLOSSARY..........................................    2
 FEE TABLES........................................    3
       Owner Transaction Expenses..................    3
       Annual Separate Account Expenses............    3
       Portfolio Expenses..........................    3
 EXAMPLES..........................................    4
  1.   THE POLARIS VARIABLE ANNUITY................    6
  2.   ANNUITY INCOME OPTIONS......................    6
       Allocation of Annuity Payments..............    7
       Annuity Payments............................    7
       Transfers During the Income Phase...........    7
       Deferment of Payments.......................    7
  3.   PURCHASING A POLARIS VARIABLE ANNUITY.......    7
       Allocation of Purchase Payments.............    7
       Accumulation Units..........................    8
       Free Look...................................    8
  4.   INVESTMENT OPTIONS..........................    8
       Variable Investment Options.................    8
       Anchor Series Trust.........................    8
       SunAmerica Series Trust.....................    8
       Fixed Investment Options....................    9
       Market Value Adjustment.....................    9
       Transfers During the Accumulation Phase.....    9
       Dollar Cost Averaging Program...............   10
       Asset Allocation Rebalancing Program........   10
       Principal Advantage Program.................   11
       Voting Rights...............................   11
       Substitution................................   11
  5.   EXPENSES....................................   11
       Insurance Charges...........................   11
       Mortality and Expense Risk Charge...........   11
       Distribution Expense Charge.................   11
       Withdrawal Charges..........................   11
       Investment Charges..........................   12
       Contract Maintenance Fee....................   12
       Transfer Fee................................   12
       Premium Taxes...............................   12
       Income Taxes................................   12
       Reduction or Elimination of Certain Charges
       and Additional Amounts Credited.............   12
  6.   TAXES.......................................   12
       Annuity Contracts in General................   12
       Tax Treatment of Distributions--
       Non-qualified Contracts.....................   13
       Tax Treatment of Distributions-- Qualified
       Contracts...................................   13
       Diversification.............................   13
  7.   ACCESS TO YOUR MONEY........................   13
       Systematic Withdrawal Program...............   14
       Nursing Home Waiver.........................   14
       Minimum Contract Value......................   14
  8.   PERFORMANCE.................................   14
  9.   DEATH BENEFIT...............................   15
 10.   OTHER INFORMATION...........................   15
       Anchor National.............................   15
       The Separate Account........................   15
       The General Account.........................   16
       Distribution................................   16
       Administration..............................   16
       Legal Proceedings...........................   16
       Custodian...................................   16
       Additional Information......................   16
       Selected Consolidated Financial Data........   17
       Management Discussion and Analysis..........   18
       Properties..................................   25
       Directors and Executive Officers............   26
       Executive Compensation......................   28
       Security Ownership of Owners and
       Management..................................   28
       State Regulation............................   28
       Independent Accountants.....................   29
 TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL
 INFORMATION.......................................   29
 FINANCIAL STATEMENTS..............................   29
 APPENDIX A -- CONDENSED FINANCIAL INFORMATION.....
                                                     A-1
 APPENDIX B -- MARKET VALUE ADJUSTMENT.............  B-1
 APPENDIX C -- PREMIUM TAXES.......................  C-1


=============================================================
                                    GLOSSARY
=============================================================

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.

ACCUMULATION PHASE - The period during which you invest money in your contract.

ACCUMULATION UNITS - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.

ANNUITANT(S) - The person(s) on whose life (lives) we base annuity payments.

ANNUITY DATE - The date on which annuity payments are to begin, as selected by you.

ANNUITY UNITS - A measurement we use to calculate the amount of annuity payments you receive from the variable portion of your contract during the Income Phase.

BENEFICIARY (IES) - The person(s) designated to receive any benefits under the contract if you or the Annuitant dies.

INCOME PHASE - The period during which we make annuity payments to you.

IRS - The Internal Revenue Service.

NON-QUALIFIED (CONTRACT) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account ("IRA").

PORTFOLIO(S) - The variable investment options available under the contract. Each Portfolio has its own investment objective and is invested in the underlying investments of the Anchor Series Trust or the SunAmerica Series Trust.

PURCHASE PAYMENTS - The money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it.

QUALIFIED (CONTRACT) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or individual retirement account ("IRA").

TRUSTS - Refers to the Anchor Series Trust and the SunAmerica Series Trust collectively.

================================================================================
                                   FEE TABLES
================================================================================

OWNER TRANSACTION EXPENSES


WITHDRAWAL CHARGE (AS A PERCENTAGE OF EACH PURCHASE PAYMENT)
    Year 1...........   7%       Year 5...............   3%
    Year 2...........   6%       Year 6...............   2%
    Year 3...........   5%       Year 7...............   1%
    Year 4...........   4%       Year 8+..............   0%
TRANSFER FEE............ No charge for first 15 transfers
                         each year; thereafter, fee is $25
                         ($10 in Pennsylvania and Texas)
                         per transfer
CONTRACT MAINTENANCE FEE*...... $35 ($30 in North Dakota
                                and Utah)
    *waived if contract value is $50,000 or more


ANNUAL SEPARATE ACCOUNT EXPENSES
(AS A PERCENTAGE OF DAILY NET ASSET VALUE)

Mortality and Expense Risk Charge...............  1.37%
Distribution Expense Charge.....................  0.15%
                                                  -----
    TOTAL SEPARATE ACCOUNT EXPENSES.............  1.52%
                                                  =====

                               PORTFOLIO EXPENSES


                              ANCHOR SERIES TRUST


(AS A PERCENTAGE OF AVERAGE NET ASSETS FOR THE TRUST'S TWELVE-MONTH PERIOD ENDED
                               NOVEMBER 30, 1997)


                                                           MANAGEMENT     OTHER      TOTAL ANNUAL
                        PORTFOLIO                             FEE        EXPENSES      EXPENSES
=================================================================================================
Capital Appreciation                                           .65%        .06%           .71%
-------------------------------------------------------------------------------------------------
Growth                                                         .72%        .06%           .78%
-------------------------------------------------------------------------------------------------
Natural Resources                                              .75%        .14%           .89%
-------------------------------------------------------------------------------------------------
Government and Quality Bond                                    .62%        .09%           .71%
=================================================================================================

                            SUNAMERICA SERIES TRUST

(AS A PERCENTAGE OF AVERAGE NET ASSETS AFTER REIMBURSEMENT OR WAIVER OF EXPENSES
                       FOR THE TRUST'S FISCAL YEAR ENDED

                               NOVEMBER 30, 1997)


                                                           MANAGEMENT     OTHER      TOTAL ANNUAL
                        PORTFOLIO                             FEE        EXPENSES      EXPENSES
=================================================================================================
Emerging Markets                                              1.25%        .65%          1.90%*
-------------------------------------------------------------------------------------------------
International Diversified Equities                            1.00%        .35%          1.35%
-------------------------------------------------------------------------------------------------
Global Equities                                                .76%        .19%           .95%
-------------------------------------------------------------------------------------------------
International Growth and Income                               1.00%        .60%          1.60%*
-------------------------------------------------------------------------------------------------
Aggressive Growth                                              .76%        .14%           .90%
-------------------------------------------------------------------------------------------------
Real Estate                                                    .80%        .45%          1.25%*
-------------------------------------------------------------------------------------------------
Putnam Growth**                                                .83%        .08%           .91%
-------------------------------------------------------------------------------------------------
Growth/Phoenix                                                 .65%        .08%           .73%
-------------------------------------------------------------------------------------------------
Alliance Growth                                                .59%        .06%           .65%
-------------------------------------------------------------------------------------------------
"Dogs" of Wall Street***                                       .60%        .15%           .75%*
-------------------------------------------------------------------------------------------------
Venture Value                                                  .74%        .05%           .79%
-------------------------------------------------------------------------------------------------
Federated Value                                                .80%        .23%          1.03%
-------------------------------------------------------------------------------------------------
Growth-Income                                                  .60%        .05%           .65%
-------------------------------------------------------------------------------------------------
Utility                                                        .75%        .30%          1.05%
-------------------------------------------------------------------------------------------------
Asset Allocation                                               .61%        .07%           .68%
-------------------------------------------------------------------------------------------------
Balanced/Phoenix                                               .68%        .14%           .82%
-------------------------------------------------------------------------------------------------
SunAmerica Balanced                                            .74%        .26%          1.00%
-------------------------------------------------------------------------------------------------
Worldwide High Income                                         1.00%        .10%          1.10%
-------------------------------------------------------------------------------------------------
High-Yield Bond                                                .66%        .09%           .75%
-------------------------------------------------------------------------------------------------
Corporate Bond                                                 .70%        .21%           .91%
-------------------------------------------------------------------------------------------------
Global Bond                                                    .72%        .18%           .90%
-------------------------------------------------------------------------------------------------
Cash Management                                                .54%        .09%           .63%
=================================================================================================



      * Annualized.


     ** As of April 16, 1997, the Provident Growth Portfolio was renamed the
        Putnam Growth Portfolio, managed by Putnam Investment Management, Inc. The expenses shown here are those of the former Provident Growth Portfolio managed by Provident Investment Counsel.


    *** As of the date of this prospectus, the sale of contracts offering the "Dogs" of Wall Street Portfolio had not begun. The percentages are based on estimated amounts for the current fiscal year.


     THE ABOVE PORTFOLIO EXPENSES WERE PROVIDED BY THE TRUSTS. WE HAVE NOT
            INDEPENDENTLY VERIFIED THE ACCURACY OF THE INFORMATION.

================================================================================
                                    EXAMPLES
================================================================================

You will pay the following expenses on a $1,000 investment in each Portfolio, assuming a 5% annual return on assets and:

        (a) surrender of the contract at the end of the stated time period;
        (b) if the contract is not surrendered or annuitized.


                         PORTFOLIO                             1 YEAR    3 YEARS    5 YEARS     10 YEARS
=========================================================================================================
Capital Appreciation                                          (a) $ 93   (a) $122   (a) $154   (a) $265
                                                              (b) $ 23   (b) $ 72   (b) $124   (b) $265
---------------------------------------------------------------------------------------------------------
Growth                                                        (a) $ 94   (a) $124   (a) $157   (a) $272
                                                              (b) $ 24   (b) $ 74   (b) $127   (b) $272
---------------------------------------------------------------------------------------------------------
Natural Resources                                             (a) $ 95   (a) $128   (a) $163   (a) $283
                                                              (b) $ 25   (b) $ 78   (b) $133   (b) $283
---------------------------------------------------------------------------------------------------------
Government and Quality Bond                                   (a) $ 93   (a) $122   (a) $154   (a) $265
                                                              (b) $ 23   (b) $ 72   (b) $124   (b) $265
---------------------------------------------------------------------------------------------------------
Emerging Markets                                              (a) $105   (a) $158   (a) $212   (a) $378
                                                              (b) $ 35   (b) $108   (b) $182   (b) $378
---------------------------------------------------------------------------------------------------------
International Diversified Equities                            (a) $100   (a) $141   (a) $186   (a) $328
                                                              (b) $ 30   (b) $ 91   (b) $156   (b) $328
---------------------------------------------------------------------------------------------------------
Global Equities                                               (a) $ 96   (a) $130   (a) $166   (a) $289
                                                              (b) $ 26   (b) $ 80   (b) $136   (b) $289
---------------------------------------------------------------------------------------------------------
International Growth and Income                               (a) $102   (a) $149   (a) $198   (a) $351
                                                              (b) $ 32   (b) $ 99   (b) $168   (b) $351
---------------------------------------------------------------------------------------------------------
Aggressive Growth                                             (a) $ 95   (a) $128   (a) $163   (a) $284
                                                              (b) $ 25   (b) $ 78   (b) $133   (b) $284
---------------------------------------------------------------------------------------------------------
Real Estate                                                   (a) $ 99   (a) $139   (a) $181   (a) $318
                                                              (b) $ 29   (b) $ 89   (b) $151   (b) $318
---------------------------------------------------------------------------------------------------------
Putnam Growth                                                 (a) $ 95   (a) $128   (a) $164   (a) $285
                                                              (b) $ 25   (b) $ 78   (b) $134   (b) $285
---------------------------------------------------------------------------------------------------------
Growth/Phoenix                                                (a) $ 94   (a) $123   (a) $155   (a) $267
                                                              (b) $ 24   (b) $ 73   (b) $125   (b) $267
---------------------------------------------------------------------------------------------------------
Alliance Growth                                               (a) $ 93   (a) $121   (a) $151   (a) $259
                                                              (b) $ 23   (b) $ 71   (b) $121   (b) $259
---------------------------------------------------------------------------------------------------------
"Dogs" of Wall Street                                         (a) $ 94   (a) $124   (a) $156   (a) $269
                                                              (b) $ 24   (b) $ 74   (b) $126   (b) $269
---------------------------------------------------------------------------------------------------------
Venture Value                                                 (a) $ 94   (a) $125   (a) $158   (a) $273
                                                              (b) $ 24   (b) $ 75   (b) $128   (b) $273
---------------------------------------------------------------------------------------------------------
Federated Value                                               (a) $ 97   (a) $132   (a) $170   (a) $297
                                                              (b) $ 27   (b) $ 82   (b) $140   (b) $297
---------------------------------------------------------------------------------------------------------
Growth-Income                                                 (a) $ 93   (a) $121   (a) $151   (a) $259
                                                              (b) $ 23   (b) $ 71   (b) $121   (b) $259
---------------------------------------------------------------------------------------------------------
Utility                                                       (a) $ 97   (a) $133   (a) $171   (a) $299
                                                              (b) $ 27   (b) $ 83   (b) $141   (b) $299
---------------------------------------------------------------------------------------------------------
Asset Allocation                                              (a) $ 93   (a) $121   (a) $152   (a) $262
                                                              (b) $ 23   (b) $ 71   (b) $122   (b) $262
---------------------------------------------------------------------------------------------------------
Balanced/Phoenix                                              (a) $ 95   (a) $126   (a) $159   (a) $276
                                                              (b) $ 25   (b) $ 76   (b) $129   (b) $276
---------------------------------------------------------------------------------------------------------
SunAmerica Balanced                                           (a) $ 96   (a) $131   (a) $168   (a) $294
                                                              (b) $ 26   (b) $ 81   (b) $138   (b) $294
---------------------------------------------------------------------------------------------------------
Worldwide High Income                                         (a) $ 97   (a) $134   (a) $173   (a) $304
                                                              (b) $ 27   (b) $ 84   (b) $143   (b) $304
---------------------------------------------------------------------------------------------------------
High-Yield Bond                                               (a) $ 94   (a) $124   (a) $156   (a) $269
                                                              (b) $ 24   (b) $ 74   (b) $126   (b) $269
---------------------------------------------------------------------------------------------------------
Corporate Bond                                                (a) $ 95   (a) $128   (a) $164   (a) $285
                                                              (b) $ 25   (b) $ 78   (b) $134   (b) $285
---------------------------------------------------------------------------------------------------------
Global Bond                                                   (a) $ 95   (a) $128   (a) $163   (a) $284
                                                              (b) $ 25   (b) $ 78   (b) $133   (b) $284
---------------------------------------------------------------------------------------------------------
Cash Management                                               (a) $ 93   (a) $120   (a) $150   (a) $257
                                                              (b) $ 23   (b) $ 70   (b) $120   (b) $257
=========================================================================================================

EXPLANATION OF FEE TABLES AND EXAMPLES

1. The purpose of the Fee Tables is to show you the various expenses you would incur directly and indirectly by investing in the contract.


2. For certain Portfolios, the adviser, SunAmerica Asset Management Corp., has voluntarily agreed to waive fees or reimburse certain expenses, if necessary, to keep annual operating expenses at or below the lesser of the maximum allowed by any applicable state expense limitations or the following percentages of each Portfolio's average net assets: SunAmerica Balanced and "Dogs" of Wall Street (.85%); Aggressive Growth (.90%); Federated Value (1.03%); Utility (1.05%); Emerging Markets (1.90%); International Growth and Income (1.60%); and Real Estate (1.25%). The adviser also may voluntarily waive or reimburse additional amounts to increase a Portfolio's investment return. All waivers and/or reimbursements may be terminated at any time. Furthermore, the adviser may recoup any waivers or reimbursements within two years after such waivers or reimbursements are granted, provided that the Portfolio is able to make such payment and remain in compliance with the foregoing expense limitations.



3. Absent fee waivers or reimbursement of expenses by the adviser, you would have incurred the following expenses during the last fiscal year: SunAmerica Balanced (1.00%); Aggressive Growth (.90%); Federated Value (1.03%); Utility (1.24%); Emerging Markets (2.60%); International Growth and Income (2.02%); and Real Estate (1.36%).



4. The Examples assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected.



5. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




            THE HISTORICAL ACCUMULATION UNIT VALUES ARE CONTAINED IN
                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION

=============================================================
                        1. THE POLARIS VARIABLE ANNUITY
=============================================================

An annuity is a contract between you, as the owner, and an insurance company. The contract provides tax deferral for your earnings, as well as a death benefit and a guaranteed income in the form of annuity payments beginning on a date you select. Until you decide to begin receiving annuity payments, your annuity is in the Accumulation Phase. Once you begin receiving annuity payments, your contract switches to the Income Phase. If you die during the Accumulation Phase, the insurance company guarantees a death benefit to your Beneficiary.

The Polaris Variable Annuity Contract is issued by Anchor National Life Insurance Company ("Anchor National"), a stock life insurance company organized under the laws of the state of Arizona. Its principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022. Anchor National conducts life insurance and annuity business in the District of Columbia and in all states except New York. Anchor National is an indirect wholly owned subsidiary of SunAmerica Inc., a Maryland corporation.

During the Accumulation Phase, the value of your annuity benefits from tax deferral. This means your earnings accumulate on a tax-deferred basis until you take money out of your contract. The Income Phase occurs if you decide to receive annuity payments. You select the date on which annuity payments are to begin.


The contract is called a variable annuity because you can choose among 26 variable investment Portfolios. Depending upon market conditions, you can make or lose money in any of these Portfolios. If you allocate money to the Portfolios, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the investment performance of the Portfolio(s) you select. The amount of the annuity payments you receive during the Income Phase from the variable portion of your contract also depends upon the investment performance of the Portfolios you select for the Income Phase.


The contract also contains 5 fixed investment options. Your money will earn interest at the rate set by Anchor National. The interest rate is guaranteed by Anchor National for the time you agree to leave your money in the fixed investment option. We currently offer fixed investment options for 1, 3, 5, 7 and 10 year periods. If you allocate money to the fixed investment options, the amount of money you are able to accumulate in your contract during the Accumulation Phase depends upon the total interest credited to your contract. An adjustment to your contract will apply to withdrawals or transfers from the 3, 5, 7 and 10 year fixed investment options prior to the end of the selected period. The amount of annuity payments you receive during the Income Phase from the fixed portion of your contract will remain level for the entire Income Phase.

=============================================================
                           2. ANNUITY INCOME OPTIONS
=============================================================

When you switch to the Income Phase, you will receive regular income payments under the contract. Annuity payments will be made on a monthly basis unless you request in writing that payments be made on a quarterly, semiannual or annual basis. You can choose to have your annuity payments sent to you by check or electronically wired to your bank.

You select the date on which annuity payments are to begin, which must be the first day of a month and must be at least two years after the date your contract is issued. We call this the Annuity Date. You may change your Annuity Date at least seven days prior to the date that your payments are to begin. However, annuity payments must begin by the later of your 90th birthday or ten years after the date your contract is issued. If no Annuity Date is selected, annuity payments will begin on the later of your 90th birthday or ten years after the date your contract is issued. Certain states may require you to receive annuity payments prior to such date. If the Annuity Date is past your 85th birthday, it is possible that the contract would not be treated as an annuity and you may incur adverse tax consequences.

The Annuitant is the person on whose life annuity payments are based. You may change the Annuitant at any time prior to the Annuity Date if you are an individual designated as the owner of the contract. You may also designate a second person on whose life annuity payments are based. If the Annuitant dies before the Annuity Date, you must notify us and designate a new Annuitant.

If you do not choose an annuity income option, annuity payments will be made in accordance with option 4 (below) for 10 years. If the annuity payments are for joint lives, then we will make payments in accordance with option 3. We may pay the annuity in one lump sum if your contract is less than $5,000, where permitted by state law. Likewise, if your annuity payments would be less than $50 a month, we have the right to change the frequency of your payment to be on a quarterly, semiannual or annual basis so that your annuity payments are at least $50. Annuity payments will be made to you unless you designate another person to receive them. In that case, you must notify us in writing at least thirty days before the Annuity Date. You will remain fully responsible for any taxes related to the annuity payments.

The contract offers 5 annuity income options. Other annuity income options may be available in the future.

     OPTION 1 - LIFE INCOME

Under this option, we will make annuity payments as long as the Annuitant is alive. Annuity payments stop when the Annuitant dies.

     OPTION 2 - JOINT AND SURVIVOR ANNUITY

Under this option, we will make annuity payments as long as the Annuitant and a designated second person are alive. Upon the death of either person, we will continue to make annuity payments so long as the survivor is alive. You choose the amount of the annuity payments to the survivor, which can be equal to 100%, 66.66% or 50% of the full amount. Annuity payments stop upon the death of the survivor.

     OPTION 3 - JOINT AND SURVIVOR LIFE ANNUITY WITH 10
     YEARS GUARANTEED

This option is similar to option 2 above, with the additional guarantee that payments will be made for at least 10 years. If the Annuitant and designated second person die before all guaranteed payments have been made, the rest will be made to the Beneficiary.

     OPTION 4 - LIFE ANNUITY WITH 10 OR 20 YEARS
     GUARANTEED

This option is similar to option 1 above, with the additional guarantee that payments will be made for at least 10 or 20 years, as selected by you. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary.

     OPTION 5 - INCOME FOR A SPECIFIED PERIOD

Under this option, we will make annuity payments for any period of time from 5 to 30 years, as selected by you. However, the period must be for full 12-month periods. Under this option, if the Annuitant dies before all guaranteed payments have been made, the rest will be made to the Beneficiary. This option does not contain an element of mortality risk. Therefore, you will not get the benefit of the mortality component of the mortality and expense risk charge if this option if selected.

ALLOCATION OF ANNUITY PAYMENTS

On the Annuity Date, if your money is invested in the fixed investment options, your annuity payments will be fixed in amount. If your money is invested in the variable Portfolios, your annuity payments will vary depending on the investment performance of the Portfolios. If you have money in the fixed and variable investment options, your annuity payments will be based on the investment allocations. You may not convert between fixed and variable payments once annuity payments begin.

ANNUITY PAYMENTS

If you choose to have any portion of your annuity payments come from the variable Portfolios, the dollar amount of your payment will depend upon three things: (1) the value of your contract in the Portfolios on the Annuity Date,
(2) the 3.5% assumed investment rate used in the annuity table for the contract and (3) the performance of the Portfolios you selected. If the actual performance exceeds the 3.5% assumed rate, your annuity payments will increase. Similarly, if the actual rate is less than 3.5%, your annuity payments will decrease. The SAI contains detailed information and sample calculations.

TRANSFERS DURING THE INCOME PHASE

Transfers are subject to the same limitations as transfers during the Accumulation Phase. (See "Investment Options- Transfers During the Accumulation Phase"). However, you can only make one transfer each month. You may not transfer money from the fixed investment options to the variable Portfolios during the Income Phase. You may transfer money among the variable Portfolios or among the fixed investment options.

DEFERMENT OF PAYMENTS

We may defer making fixed payments for up to six months, or less if required by state law. Interest will be credited to you during the deferral period.
=============================================================
                            3. PURCHASING A POLARIS
                                VARIABLE ANNUITY
=============================================================

A Purchase Payment is the money you give us to buy the contract, as well as any additional money you give us to invest in the contract after you own it. You can purchase a Non-qualified contract with a minimum initial investment of $5,000 and a Qualified contract with a minimum initial investment of $2,000. The maximum we accept is $1,000,000 without prior approval. Payments in amounts of $500 or more may be added to your Non-qualified contract ($250 or more for Qualified contracts) at any time during the Accumulation Phase. You can make scheduled subsequent Purchase Payments of $20 or more per month by enrolling in the Automatic Payment Plan.

We may refuse any Purchase Payment. In general, we will not issue a Non-qualified contract to anyone who is over age 80 or a Qualified contract to anyone who is age 70 1/2 or older unless you can show that the minimum distributions required by the IRS are being made.

ALLOCATION OF PURCHASE PAYMENTS

When you purchase a contract, you will allocate your Purchase Payment to the variable investment Portfolios and/or the fixed investment options. If you make additional Purchase Payments, we will allocate them in the same way unless you tell us otherwise.

Once we receive your Purchase Payment and a complete application at our principal place of business, we will issue your contract and allocate your first Purchase Payment within two business days. If you do not give us all the necessary information, we will contact you to obtain it. If we are unable to complete this process within five business days, we will either send back your money or get your permission to keep it until we get all the necessary information.

ACCUMULATION UNITS

The value of the variable portion of your contract will go up or down depending upon the investment performance of the Portfolio(s) you choose. In order to keep track of the value of your contract, we use a unit of measure called an Accumulation Unit, which works like a share of a mutual fund. During the Income Phase, we call them Annuity Units.

The value of an Accumulation Unit is determined each day that the New York Stock Exchange ("NYSE") is open. We calculate an Accumulation Unit value for each Portfolio after the NYSE closes each day. We do this by:

     (1) determining the total value of money invested in the particular Portfolio;

     (2) subtracting from that amount any insurance charges and any other charges such as taxes; and

     (3) dividing this amount by the number of outstanding Accumulation Units.

The value of an Accumulation Unit may go up or down from day to day. When you make a Purchase Payment, we credit your contract with Accumulation Units. The number of Accumulation Units credited is determined by dividing the amount of the Purchase Payment allocated to a Portfolio by the value of the Accumulation Unit for that Portfolio.

     EXAMPLE:

     We receive a $25,000 Purchase Payment from you on Wednesday. You want the money to go to the Global Bond Portfolio. We determine that the value of an Accumulation Unit for the Global Bond Portfolio is $11.10 when the NYSE closes on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2252.252 Accumulation Units for the Global Bond Portfolio.

FREE LOOK

If you change your mind about owning this contract, you can cancel it within ten days after receiving it (or longer if required by your state) by mailing it back to our Annuity Service Center at P.O. Box 54299, Los Angeles, California 90054-0299. You will receive back whatever your contract is worth on the day we receive your request (unless otherwise required by your state). Its value may be more or less than the money you initially invested. Thus, the investment risk is borne by you during the free look period.
=============================================================
                             4. INVESTMENT OPTIONS
=============================================================

VARIABLE INVESTMENT OPTIONS


The contract offers 26 variable investment Portfolios which invest in shares of the Anchor Series Trust or the SunAmerica Series Trust. These Portfolios are listed below. Additional Portfolios may be available in the future. SunAmerica Asset Management Corp., an indirect wholly owned subsidiary of SunAmerica Inc., is the investment adviser for both Trusts. The Trusts serve as underlying investments for other variable contracts sold by Anchor National, its affiliate, First SunAmerica Life Insurance Company, and other unaffiliated insurance companies. Neither Anchor National nor the Trusts believes offering shares of the Trusts in this manner will be disadvantageous to you. We will monitor the Trusts for any conflicts that may arise between contract owners. Additional information is contained in the prospectuses for the Trusts.


  ANCHOR SERIES TRUST

Wellington Management Company, LLP serves as subadviser to the Anchor Series Trust Portfolios. Anchor Series Trust has Portfolios in addition to those listed below which are not available for investment under the contract. The 4 available Portfolios are:

   MANAGED BY WELLINGTON MANAGEMENT COMPANY, LLP
       - Capital Appreciation Portfolio
       - Growth Portfolio
       - Natural Resources Portfolio
       - Government and Quality Bond Portfolio

  SUNAMERICA SERIES TRUST


Various subadvisers provide investment advice for the SunAmerica Series Trust Portfolios. The 22 Portfolios and the subadvisers are:


   MANAGED BY ALLIANCE CAPITAL MANAGEMENT L.P.
       - Global Equities Portfolio
       - Alliance Growth Portfolio
       - Growth-Income Portfolio
   MANAGED BY DAVIS SELECTED ADVISERS, L.P.
       - Venture Value Portfolio
       - Real Estate Portfolio
   MANAGED BY FEDERATED INVESTORS
       - Federated Value Portfolio
       - Utility Portfolio
       - Corporate Bond Portfolio

   MANAGED BY GOLDMAN SACHS ASSET MANAGEMENT/ GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
       - Asset Allocation Portfolio
       - Global Bond Portfolio
   MANAGED BY MORGAN STANLEY ASSET MANAGEMENT INC.
       - International Diversified Equities Portfolio
       - Worldwide High Income Portfolio
   MANAGED BY PHOENIX INVESTMENT COUNSEL, INC.
       - Growth/Phoenix Investment Counsel Portfolio
       - Balanced/Phoenix Investment Counsel Portfolio
   MANAGED BY PUTNAM INVESTMENT MANAGEMENT, INC.
       - Putnam Growth Portfolio
       - International Growth and Income Portfolio
       - Emerging Markets Portfolio
   MANAGED BY SUNAMERICA ASSET MANAGEMENT CORP.
       - Aggressive Growth Portfolio

       - "Dogs" of Wall Street Portfolio

       - SunAmerica Balanced Portfolio
       - High-Yield Bond Portfolio
       - Cash Management Portfolio



YOU SHOULD READ THE PROSPECTUSES FOR THE ANCHOR SERIES TRUST AND THE SUNAMERICA SERIES TRUST CAREFULLY BEFORE INVESTING. THESE PROSPECTUSES CONTAIN DETAILED INFORMATION ABOUT THE PORTFOLIOS AND ARE ATTACHED TO THIS PROSPECTUS.

FIXED INVESTMENT OPTIONS

The contract also offers 5 fixed investment options. We currently offer fixed investment options for 1, 3, 5, 7 and 10 year periods. The fixed investment options offer interest rates that are guaranteed by Anchor National. Interest rates may differ from time to time due to changes in market conditions but will not be less than 3%. The interest rates offered for a specified period for new Purchase Payments may differ from the interest rates offered for money already in the fixed investment option. Once an interest rate is established, it will not change during the specified period. The interest rates are set at Anchor National's sole discretion.

If you have money allocated to the 1, 3, 5, 7 or 10 year fixed investment options, you can renew for another 1, 3, 5, 7 or 10 year period or put your money into one or more of the variable Portfolios after the end of the specified period. Unless you specify otherwise before the end of the period, we will keep your money in the fixed investment option for the same period you previously selected. You will receive the interest rate then in effect.

The 1-year fixed investment option is not registered under the Securities Act of 1933 and is not subject to other provisions of the Investment Company Act of 1940.

  MARKET VALUE ADJUSTMENT

NOTE: THE FOLLOWING DISCUSSION APPLIES TO THE 3, 5, 7 AND 10 YEAR FIXED INVESTMENT OPTIONS ONLY.


If you take your money out of the 3, 5, 7 or 10 year fixed investment option (whether by withdrawal, transfer or annuitization) before the end of the specified period, we will make an adjustment to the value of your contract. This adjustment, called a "market value adjustment," can increase or decrease the value of your contract. The market value adjustment reflects the differing interest rate environments between the time you put your money into the fixed investment option and the time you take your money out of the fixed investment option.


We calculate the market value adjustment by comparing the interest rate you received on the money you put into the fixed investment option against the interest rate we are currently offering to contract owners for the period of time remaining in the specified period. If we do not offer an interest rate for that period, the interest rate will be determined by linear interpolation between interest rates for the two nearest periods that are available.

Generally, if interest rates have dropped between the time you put your money into the fixed investment option and the time you take it out, there will be a positive adjustment to the value of your contract. Conversely, if interest rates have increased between the time you put your money into the fixed investment option and the time you take it out, there will be a negative adjustment to the value of your contract.

If the market value adjustment is negative, it will be assessed first against any money remaining in the fixed investment option and then against the money you take out of the fixed investment option. If the market value adjustment is positive, it will be added to the amount you take out of the fixed account.

Appendix B provides more information about how we calculate the market value adjustment and gives some examples of the impact of the adjustment.

TRANSFERS DURING THE ACCUMULATION PHASE

You can transfer money among the Portfolios and the fixed investment options by written request or by telephone. You can make 15 transfers every year without charge. We measure a year from the anniversary of the day we issued your contract. If you make more than 15 transfers in a year, there is a $25 transfer fee for each transfer thereafter ($10 in Pennsylvania and Texas). Transfers under Dollar Cost Averaging are included as part of your 15 free transfers each year. However, transfers under

Asset Allocation Rebalancing are not counted against your 15 free transfers each year.

The minimum amount you can transfer is $100. You cannot make a partial transfer if the value of the Portfolio from which the transfer is being made would be less than $100 after the transfer. Your request for transfer must clearly state which investment options are involved and the amount. We will accept transfers by telephone unless you specify otherwise on your contract application. We have in place procedures to provide reasonable assurance that instructions given to us by telephone are genuine. Thus, we disclaim all liability for any claim, loss or expense from any error. If we fail to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.

We reserve the right to modify, suspend or terminate the transfer provisions at any time. We also reserve the right to waive the $100 minimum amount for Dollar Cost Averaging and Asset Allocation Rebalancing.

DOLLAR COST AVERAGING PROGRAM

The Dollar Cost Averaging Program allows you to systematically transfer a set amount or percentage from one variable Portfolio or the 1-year fixed investment option to any other variable Portfolio(s). You can also select to transfer the entire value in a variable Portfolio or the 1-year fixed investment option in a stated number of transfers. Transfers may be on a monthly, quarterly, semiannual or annual basis. You can change the amount or frequency at any time by notifying us in writing. The minimum amount that can be transferred is $100.


By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. However, there is no assurance that you will make a greater profit. You are still subject to loss in a declining market. Dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels. You should consider your financial ability to continue investing through periods of fluctuating prices.


Transfers under the program are included as part of your 15 free transfers each year. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to gradually move $750 each quarter from the Cash Management Portfolio to the Aggressive Growth Portfolio over six quarters. You set up dollar cost averaging and purchase Accumulation Units at the following values:


-------------------------------------------
                ACCUMULATION      UNITS
   QUARTER          UNIT        PURCHASED
-------------------------------------------
      1            $ 7.50          100
      2            $ 5.00          150
      3            $10.00           75
      4            $ 7.50          100
      5            $ 5.00          150
      6            $ 7.50          100
-------------------------------------------

     You paid an average price of only $6.67 per Accumulation Unit over the six quarters, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.

ASSET ALLOCATION REBALANCING PROGRAM

Once your money has been allocated among the investment options, the earnings may cause the percentage invested in each investment option to differ from your original percentage allocations. You can direct us to automatically rebalance your contract to return to your original percentage allocations by selecting our Asset Allocation Rebalancing Program. Rebalancing may be on a calendar quarter, semiannual or annual basis. Rebalancing will occur on the last business day of the month for the period you selected.

Transfers under the program are not counted against your 15 free transfers each year. We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want your initial Purchase Payment split between two Portfolios. You want 50% in the Corporate Bond Portfolio and 50% in the Growth Portfolio. Over the next calendar quarter, the bond market does very well while the stock market performs poorly. At the end of the calendar quarter, the Corporate Bond Portfolio now represents 60% of your holdings because it has increased in value and the Growth Portfolio represents 40% of your holdings. If you had chosen quarterly rebalancing, on the last day of that quarter, we would sell some of your units in the Corporate Bond Portfolio to bring its holdings back to 50% and use the money to buy more units in the Growth Portfolio to increase those holdings to 50%.

PRINCIPAL ADVANTAGE PROGRAM

The Principal Advantage Program allows you to allocate Purchase Payments to a fixed investment option and one or more variable Portfolios without any market risk to your principal. You decide how much you want to invest and when you would like a return of your principal. We will calculate how much of your Purchase Payment needs to be allocated to the 1, 3, 5, 7 or 10 year fixed investment options to ensure that this money will grow to equal the full amount of your Purchase Payment by the end of the selected period. The rest of your Purchase Payment may then be divided among the variable Portfolios where it has the potential to achieve greater growth.

We reserve the right to modify, suspend or terminate this program at any time.

     EXAMPLE:

     Assume that you want to allocate a portion of your initial Purchase Payment of $100,000 to the fixed investment option. You want the amount allocated to the fixed investment option to grow to $100,000 in 7 years. If the 7-year fixed investment option is offering a 7% interest rate, we will allocate $62,275 to the 7-year fixed investment option to ensure that this amount will grow to $100,000 at the end of the 7-year period. The remaining $37,725 may be allocated among the variable Portfolios, as determined by you, to provide opportunity for greater growth.

VOTING RIGHTS

Anchor National is the legal owner of the Trusts' shares. However, when a Portfolio solicits proxies in conjunction with a vote of shareholders, we are required to obtain from you instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that we own on our behalf. Should we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

If any of the Portfolios you selected are no longer available, we may be required to substitute shares of another Portfolio. We will seek prior approval of the SEC and give you notice before doing this.
=============================================================
                                  5. EXPENSES
=============================================================

There are charges and other expenses associated with the contract that will reduce your investment return. These charges and expenses are described below.

INSURANCE CHARGES

Each day, we make a deduction for our insurance charges. This is done as part of our calculation of the value of the Accumulation Units during the Accumulation Phase and the Annuity Units during the Income Phase. The insurance charges consist of the mortality and expense risk and the distribution expense charge.

     MORTALITY AND EXPENSE RISK CHARGE

This charge is equal, on an annual basis, to 1.37% of the daily value of the contract invested in a Portfolio. This charge is for our obligation to make annuity payments, to provide the death benefits and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

If the charges under the contract are not sufficient, we will bear the loss. We will not increase this charge. We may use any profits from this charge to pay for the costs of distributing the contract.

     DISTRIBUTION EXPENSE CHARGE

This charge is equal, on an annual basis, to .15% of the daily value of the contract invested in a Portfolio. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support, and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, we will bear the loss.

WITHDRAWAL CHARGES

Withdrawals in excess of your free withdrawal amount, as described in more detail under "Access To Your Money," will be assessed a withdrawal charge. You will not receive the benefit of any free withdrawal amount if you withdraw your entire contract value.

We keep track of each Purchase Payment and assess a charge based on the length of time a Purchase Payment is in your contract before it is withdrawn. After a Purchase Payment has been in your contract for seven years, no withdrawal charges are assessed on withdrawals of that Purchase Payment.

The withdrawal charge is assessed as a percentage of the Purchase Payment you withdraw, which declines each year the Purchase Payment is in the contract as follows:


---------------------------------------------------------------------------------------------
 YEAR             1         2         3         4         5         6         7         8+
---------------------------------------------------------------------------------------------
 WITHDRAWAL       7%        6%        5%        4%        3%        2%        1%        0%
 CHARGE
---------------------------------------------------------------------------------------------

If the withdrawal is for only part of the contract, we will deduct the withdrawal charge from the remaining value in your contract. For purposes of calculating the withdrawal charge, we treat withdrawals as coming from the oldest

Purchase Payment first. However, for tax purposes, earnings are considered withdrawn first.

We will not assess a withdrawal charge for money withdrawn to pay a death benefit or for annuity payments during the Income Phase.

INVESTMENT CHARGES

If you have money allocated to the variable Portfolios, there are deductions from and expenses paid out of the assets of the various Portfolios. These investment charges are summarized in the Fee Tables. For more detailed information, you should refer to the prospectuses for the Anchor Series Trust and the SunAmerica Series Trust.

CONTRACT MAINTENANCE FEE

During the Accumulation Phase, we will deduct a $35 contract maintenance fee ($30 in North Dakota and Utah) from your contract on each contract anniversary. This fee is for expenses incurred to establish and maintain your contract. This fee cannot be increased. If you make a complete withdrawal from your contract, the entire contract maintenance fee will be deducted prior to the withdrawal.

We will not deduct the contract maintenance fee if the value of your contract is $50,000 or more when the deduction is to be made. We may discontinue this practice at any time.

TRANSFER FEE

You can make 15 free transfers every year. We measure a year from the day we issue your contract. If you make more than 15 transfers a year, we will deduct a $25 transfer fee on each subsequent transfer ($10 in Pennsylvania and Texas).

PREMIUM TAXES

We are responsible for the payment of premium taxes, if any, charged by some states and will make a deduction from your contract for them. These taxes are due either when the contract is issued or when annuity payments begin. It is our current practice not to charge you for these taxes until annuity payments begin or a full surrender is made. In the future, we may discontinue this practice and assess the tax when it is due or upon the payment of the death benefit.

Appendix C provides more information about the premium taxes assessed in each state.

INCOME TAXES

Although we do not currently deduct any income taxes borne under your contract, we reserve the right to do so in the future.

REDUCTION OR ELIMINATION OF CERTAIN CHARGES AND ADDITIONAL AMOUNTS CREDITED



We may reduce or eliminate the amount of certain insurance charges, credit additional amounts or grant bonus guaranteed interest rates when the contract is sold to groups of individuals under circumstances which reduce its sales expenses. We will determine the eligibility of such groups by considering the following factors: (1) the size of the group; (2) the total amount of Purchase Payments we expect to receive from the group; (3) the nature of the purchase and the persistency we expect in that group; (4) the purpose of the purchase and whether that purpose makes it likely that expenses will be reduced; and (5) any other circumstances which we believe to be relevant in determining whether reduced sales expenses may be expected.



In addition, we may waive or reduce the contract maintenance fee, credit additional amounts or grant bonus guaranteed interest rates in connection with contracts sold to employees, employees of affiliates, registered representatives, employees of broker-dealers which have a current selling agreement with us ("Eligible Individuals") and immediate family members of all Eligible Individuals when purchased directly through SunAmerica Capital Services, Inc. Such reductions or waivers may be withdrawn or modified by us. Commissions may be waived or reduced with respect to contracts established for the personal accounts of Eligible Individuals.


=============================================================
                                    6. TAXES
=============================================================

NOTE: WE HAVE PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE. YOU ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE ABOUT YOUR OWN CIRCUMSTANCES. WE DO NOT GUARANTEE THE TAX STATUS OF THE ANNUITY.

ANNUITY CONTRACTS IN GENERAL


The Internal Revenue Code ("IRC") provides for special rules regarding the tax treatment of annuity contracts. From time to time, Federal initiatives are proposed that could affect the tax treatment of insurance products. Recent administration budget proposals include the proposed taxation of exchanges involving variable annuity contracts, reallocations within variable annuity contracts and certain other proposals relating to annuities. Please consult your tax advisor for further information.


Generally, you will not be taxed on the earnings in your annuity contract until you take the money out. Different rules apply depending on how you take the money out and whether your contract is Qualified or Non-qualified.

If you do not purchase your contract under a pension plan, specially sponsored program or an individual retirement account, your contract is referred to as a Non-qualified contract and receives different tax treatment than a Qualified contract. In general, your cost basis in a Non-qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the cost basis in your contract.


If you purchase your contract under a pension plan, specially sponsored program or as an individual retirement account, your contract is referred to as a Qualified contract. Examples of qualified plans are: Individual Retirement Annuities ("IRAs"), Roth IRAs, Tax-Sheltered Annuities (referred to as 403(b) contracts), H.R. 10 Plans (referred to as Keogh Plans) and pension and profit sharing plans, including 401(k) plans. Typically you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract.



TAX TREATMENT OF DISTRIBUTIONS --

NON-QUALIFIED CONTRACTS

If you make a withdrawal from a Non-qualified contract, the IRC treats such a withdrawal as first coming from the earnings and then as coming from your Purchase Payments. For annuity payments, any portion of each payment that is considered a return of your Purchase Payment will not be taxed. Withdrawn earnings are treated as income to you and are taxable. The IRC further provides for a 10% tax penalty on any earnings that are withdrawn other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) by your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) under an immediate annuity; or (6) which come from Purchase Payments made prior to August 14, 1982.

TAX TREATMENT OF DISTRIBUTIONS --
QUALIFIED CONTRACTS


Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract or on any earnings and therefore, any amount you take out as a withdrawal or as annuity payments will be taxable income. The IRC further provides for a 10% tax penalty on any withdrawal or annuitization paid to you other than in conjunction with the following circumstances: (1) after reaching age 59 1/2; (2) by your Beneficiary after you die; (3) after you become disabled (as defined in the IRC); (4) in a series of substantially equal installments made for your life or for the joint lives of you and your Beneficiary; (5) to the extent such withdrawals do not exceed limitations set by the IRC for amounts paid during the taxable year for medical care; (6) to fund higher education expenses (as defined in the IRC); (7) to fund certain first-time home purchase expenses; and, except in the case of an IRA: (8) when you separate from service after attaining age 55; and (9) to an alternate payee pursuant to a qualified domestic relations order.


The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2;
(2) leaves his or her job; (3) dies; (4) becomes disabled (as defined in the IRC); or (5) in the case of hardship. In the case of hardship, the owner can only withdraw an amount equal to Purchase Payments and not any earnings.

DIVERSIFICATION

The IRC imposes certain diversification requirements on the underlying investments for a variable annuity in order to be treated as a variable annuity for tax purposes. We believe that the variable Portfolios are being managed so as to comply with these requirements.

The diversification regulations do not provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Anchor National, would be considered the owner of the shares of the Portfolios. It is unknown to what extent owners are permitted to select investments, to make transfers among portfolios or the number and type of portfolios owners may select from. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean you, as the owner of the contract, could be treated as the owner of the variable investment Portfolios.

Due to the uncertainty in this area, we reserve the right to modify the contract in an attempt to maintain favorable tax treatment.

=============================================================
                            7. ACCESS TO YOUR MONEY
=============================================================

Under your contract, money can be accessed in the following ways: (1) by making a withdrawal, either for a part of the value of your contract or for the entire value of your contract during the Accumulation Phase; (2) by receiving annuity payments during the Income Phase; and (3) when a death benefit is paid to your Beneficiary.

Generally, withdrawals are subject to a withdrawal charge, a market value adjustment if the money is withdrawn from the 3, 5, 7 or 10 year fixed investment options and, if you withdraw your entire contract value, a contract maintenance fee. (See "Expenses" for more complete information).

Your contract provides for a free withdrawal amount. Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn, plus earnings, may be withdrawn free of a withdrawal charge at any time.

After the first year, the first withdrawal of the year will be free of a withdrawal charge if it does not exceed the greater of: (1) earnings in your contract as of the date you make the withdrawal or (2) 10% of the Purchase Payments you invested for at least one year and not yet withdrawn, less any withdrawals made during the year.

The portion of a free withdrawal which exceeds the sum of: (1) earnings in the contract and (2) Purchase Payments which were both no longer subject to the withdrawal charge schedule and not yet withdrawn is assumed to be a withdrawal against future earnings. Although amounts withdrawn free of a withdrawal charge under the 10% provision may reduce principal for purposes of calculating amounts available for future withdrawals of earnings, they do not reduce the amount you invested for purposes of calculating the withdrawal charge if you withdraw your entire contract value. As a result, you will not receive the benefit of any free withdrawal amounts if you make a complete withdrawal of your contract.

If you make a complete withdrawal, you will receive the value of your contract, less any applicable fees and charges, as calculated on the day following receipt by us at our principal place of business of a complete withdrawal request. Your contract must be submitted as well.

Under most circumstances, partial withdrawals must be for a minimum of $1,000. We require that the value left in any Portfolio or the fixed investment option be at least $100 after the withdrawal. Unless you provide us with different instructions, partial withdrawals will be made pro rata from each Portfolio and the fixed investment option in which your contract is invested. You must send a written withdrawal request to us prior to any withdrawal being made.

We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading on the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract owners.

Additionally, we reserve the right to defer payments for a withdrawal from the fixed investment option for the period permitted by law but not for more than six months.

SYSTEMATIC WITHDRAWAL PROGRAM

This program allows you to receive either monthly, quarterly, semiannual or annual checks during the Accumulation Phase. You can also choose to have systematic withdrawals electronically wired to your bank account. The minimum amount of each withdrawal is $250. Withdrawals may be taxable and a 10% IRS tax penalty may apply if you are under age 59 1/2. There is no charge for participating in this program.

This program is not available to everyone. Please check with our Annuity Service Center, which can provide the necessary enrollment forms. We reserve the right to modify, suspend or terminate this program at any time.

WITHDRAWAL CHARGES, MARKET VALUE ADJUSTMENTS, INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

NURSING HOME WAIVER

If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge and/or market value adjustment on certain withdrawals prior to the Annuity Date (not available in Texas). The waiver applies only to withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.

This waiver may not be used during the first 90 days after you purchase your contract. In addition, the confinement period for which you seek the waiver must begin after you purchase your contract.

In order to use this waiver, you must submit with your withdrawal request the following documents: (1) a doctor's note recommending admittance to a nursing home; (2) an admittance form which shows the type of facility you entered into; and (3) a bill from the nursing home which shows that the 60 day confinement requirement has been met.

MINIMUM CONTRACT VALUE

Where permitted by state law, we may terminate your contract if both of the following occur: (1) your contract is less than $500 as a result of withdrawals and (2) no Purchase Payments have been made during the past three years. We will provide you with sixty days written notice and distribute the contract's remaining value to you.

=============================================================
                                 8. PERFORMANCE
=============================================================

From time to time we may advertise the Cash Management Portfolio's yield and effective yield. In addition, the other variable investment Portfolios may also advertise total return, gross yield and yield to maturity information. These figures are based on historical data and are not intended to indicate future performance.

More detailed information on the method used to calculate performance for the Portfolios is contained in the SAI.

The performance of each Portfolio may also be measured against unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the Russell 1000 Growth Index, the Morgan Stanley Capital International Europe, Australia, and Far East Index (EAFE) and the Morgan Stanley Capital International World Index, and may be compared to that of other variable annuities with similar objectives and policies as reported by independent ranking agencies such as Morningstar, Inc., Lipper Analytical Services, Inc. or Variable Annuity Research & Data Service ("VARDS").

At times Anchor National may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company ("A.M. Best"), Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Insurance Rating Services ("S&P"), and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of our financial strength and performance in comparison to others in the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings do not relate to the performance of the Portfolios.

=============================================================
                                9. DEATH BENEFIT
=============================================================

If you should die during the Accumulation Phase of your contract, we will pay a death benefit to your Beneficiary.

The death benefit is the greater of:

     (1) The value of your contract at the time we receive adequate proof of death,

     (2) total Purchase Payments less any withdrawals, all compounded at 4% annually until the date of death (3% if age 70 or older at time of issue), or

     (3) the value of your contract on the seventh contract anniversary less any withdrawals plus any additional Purchase Payments since the seventh anniversary, all compounded at 4% annually until the date of death (3% if age 70 or older at time of issue).

The death benefit is not paid after you switch to the Income Phase. During the Income Phase, your Beneficiary(ies) will receive any remaining guaranteed annuity payments in accordance with the annuity option you choose.

You may select the Beneficiary(ies) to receive any amounts payable on death. You may change the Beneficiary at any time, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

The death benefit is immediately payable under the contract. If the Beneficiary elects an annuity option, it must be paid over the Beneficiary's lifetime or for a period not extending beyond the Beneficiary's life expectancy. If the Beneficiary is the spouse of the owner, he or she can elect to continue the contract at the then current value, in which case he or she will not receive the death benefit.

The death benefit will be paid out when we receive adequate proof of death: (1) a certified copy of a death certificate; (2) a certified copy of a decree of court of competent jurisdiction as to the finding of death; (3) a written statement by a medical doctor who attended the deceased at the time of death; or
(4) any other proof satisfactory to us. We may also require additional documentation or proof in order for the death benefit to be paid. If the Beneficiary does not make a specific election within sixty days of our receipt of such proof of death, the death benefit will be paid in a lump sum.

=============================================================
                             10. OTHER INFORMATION
=============================================================

ANCHOR NATIONAL


Anchor National is a stock life insurance company originally organized under the laws of the state of California in April 1965. On January 1, 1996, Anchor National redomesticated under the laws of the State of Arizona. Anchor National is an indirect wholly owned subsidiary of SunAmerica, Inc., a Maryland corporation. Anchor National is licensed to do business in the District of Columbia and in all states except New York.


Anchor National and its affiliates, SunAmerica Life Insurance Company, First SunAmerica Life Insurance Company, CalAmerica Life Insurance Company, SunAmerica National Life Insurance Company, SunAmerica Asset Management Corp., Imperial Premium Finance, Inc., Resources Trust Company and four broker-dealers, specialize in retirement savings and investment products and services, including fixed and variable annuities, mutual funds, premium finance, broker-dealer and trust administration services.


THE SEPARATE ACCOUNT


Anchor National originally established a separate account, Variable Separate Account, under California law on June 25, 1981. We redomesticated under Arizona law on January 1, 1996 and the separate account was assumed by Anchor National. The separate account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940.

Anchor National owns the assets in the separate account. However, the assets in the separate account are not chargeable with liabilities arising out of any other business

Anchor National may conduct. Income, gains and losses (realized and unrealized) resulting from the assets in the separate account are credited to or charged against the separate account without regard to other income, gains or losses of Anchor National.

THE GENERAL ACCOUNT

If you put your money into the fixed investment options, it goes into Anchor National's general account. The general account is made up of all of Anchor National's assets other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any Anchor National contract owners as well as all creditors. The general account is invested in assets permitted by state insurance law.

DISTRIBUTION

The contract is sold through registered representatives of broker-dealers. Commissions are paid to registered representatives for the sale of contracts. Commissions are not expected to exceed 7% of your Purchase Payment. Under some circumstances, we may pay a persistency bonus in addition to standard commissions. Usually the standard commission is lower when we pay a persistency bonus, which is not anticipated to exceed 1.5% annually. Commissions paid to registered representatives are not directly deducted from your Purchase Payment.


Furthermore, we may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. In some instances, these additional incentives may be offered only to certain broker-dealers that sell or are expected to sell, during specified time periods, certain minimum amounts of the contract, or other contracts offered by us.



SunAmerica Capital Services, Inc., 733 Third Avenue, 4th Floor, New York, New York 10017 acts as the distributor of the contracts. SunAmerica Capital Services, Inc., an affiliate of Anchor National, is registered as a brokerdealer under the Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.


ADMINISTRATION

We are responsible for all the administrative servicing of your contract. Please contact Anchor National's Annuity Service Center at the telephone number and address provided in the profile section of this prospectus if you have any comment, question or service request.

We will send out transaction confirmations and quarterly statements. Please review these documents carefully and notify us of any inaccuracies immediately. We will investigate all questions and, to the extent we have made an error, we will retroactively adjust your contract provided you have notified us within thirty days of receiving the transaction confirmation or quarterly statement, as applicable. All other adjustments will be made as of the time we receive notice of the error.


Anchor National relies significantly on computer systems and applications in its daily operations. Many of these systems and applications are not presently year 2000 compliant. Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of Anchor National's systems and applications (and those operated by third parties interfacing with Anchor National's systems and applications) to properly operate or manage dates beyond the year 1999. Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with Anchor National's systems and applications and expects to significantly complete its plan by the end of calendar year 1998, leaving 1999 for testing.


LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the separate account. Anchor National and its subsidiaries are engaged in various kinds of routine litigation which, in management's judgment, are not of material importance to their respective total assets or material with respect to the separate account.

CUSTODIAN

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the assets of the separate account. Anchor National pays State Street Bank for services based on a schedule of fees.

ADDITIONAL INFORMATION

Anchor National is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. In accordance with such requirements, we file reports and other information with the SEC. Such reports and other information we file can be inspected and copied. Copies can be obtained at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, or at the regional offices in Chicago and New York. The addresses of these regional offices are as follows: 500 West Madison Street, Chicago, Illinois 60661 and 7 World Trade Center, 13th Floor, New York, New York 10048. Copies of such material also can be obtained by mail from the Public Reference Section of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, upon payment of the fees prescribed by the rules and regulations of the SEC at prescribed rates.

Registration statements have been filed with the SEC, Washington, D.C., under the Securities Act of 1933 as amended, relating to the contracts offered by this prospectus. This prospectus does not contain all the information set forth in the registration statements and the exhibits filed as part of the registration statements Reference should be made to such registration statements and exhibits for further information concerning the separate account, Anchor National and its general account, the Portfolios and the contract.



The SEC also maintains a website (http://www.sec.gov) that contains the SAI, materials incorporated by reference and other information filed electronically with the SEC by Anchor National.

SELECTED CONSOLIDATED FINANCIAL DATA


The following selected consolidated financial information for Anchor National Life Insurance Company, insofar as it relates to each of the years 1993-1997, has been derived from audited annual financial statements, including the consolidated balance sheets at September 30, 1996 and 1997 and the related consolidated statements of income and of cash flows for each of the three years in the period ended September 30, 1997 and the notes thereto appearing elsewhere herein. The information for the three months ended December 31, 1996 and 1997 has been derived from unaudited financial information also appearing herein and which, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the unaudited interim periods.



This information should be read in conjunction with the Management's Discussion and Analysis of Financial Condition and Results of Operations beginning on page 19 and the consolidated financial statements and notes thereto, included in this prospectus beginning on page 34.



                                                                                             THREE MONTHS ENDED
                                           YEARS ENDED SEPTEMBER 30,                            DECEMBER 31,
                        ---------------------------------------------------------------   -------------------------
                           1993         1994         1995         1996         1997          1996          1997
                        ----------   ----------   ----------   ----------   -----------   -----------   -----------
                                                              (IN THOUSANDS)
RESULTS OF OPERATIONS
Net investment
  income..............  $   48,912   $   58,996   $   50,083   $   56,843   $    73,201   $    14,544   $    26,482
Net realized
  investment gains
  (losses)............     (22,247)     (33,713)      (4,363)     (13,355)      (17,394)      (19,116)       20,935
Fee income............     123,567      141,753      145,105      169,505       213,146        47,163        63,984
General and
  administrative
  expenses............     (50,783)     (54,363)     (64,457)     (81,552)      (98,802)      (22,395)      (23,019)
Provision for future
  guaranty fund
  assessments.........      (4,800)          --           --           --            --            --            --
Amortization of
  deferred acquisition
  costs...............     (30,825)     (44,195)     (58,713)     (57,520)      (66,879)      (13,817)      (17,202)
Annual commissions....        (312)      (1,158)      (2,658)      (4,613)       (8,977)       (1,433)       (3,526)
                        ----------   ----------   ----------   ----------   -----------   -----------   -----------
Pretax income.........      63,512       67,320       64,997       69,308        94,295         4,946        67,654
Income tax expense....     (21,794)     (22,705)     (25,739)     (24,252)      (31,169)       (1,600)      (23,306)
                        ----------   ----------   ----------   ----------   -----------   -----------   -----------
Income before
  cumulative effect of
  change in accounting
  for income taxes....      41,718       44,615       39,258       45,056        63,126         3,346        44,348
Cumulative effect of
  change in accounting
  for income taxes....          --      (20,463)          --           --            --            --            --
Net income............  $   41,718   $   24,152   $   39,258   $   45,056   $    63,126   $     3,346   $    44,348
                        ==========   ==========   ==========   ==========   ===========   ===========   ===========



                                        AT SEPTEMBER 30,                                       AT DECEMBER 31,
                        -------------------------------------------------                 -------------------------
                           1993         1994         1995         1996         1997          1996          1997
                        ----------   ----------   ----------   ----------   -----------   -----------   -----------
                                                              (IN THOUSANDS)
FINANCIAL POSITION
Investments...........  $2,093,100   $1,632,072   $2,114,908   $2,329,232   $ 2,608,301   $ 2,703,683   $ 2,620,072
Variable annuity
  assets..............   4,170,275    4,486,703    5,230,246    6,311,557     9,343,200     6,784,374     9,602,687
Deferred acquisition
  costs...............     336,677      416,289      383,069      443,610       536,155       461,637       564,931
Other assets..........      71,337       67,062       55,474      120,136        83,283        76,014        94,879
                        ----------   ----------   ----------   ----------   -----------   -----------   -----------
Total assets..........  $6,671,389   $6,602,126   $7,783,697   $9,204,535   $12,570,939   $10,025,708   $12,882,569
                        ==========   ==========   ==========   ==========   ===========   ===========   ===========
Reserves for fixed
  annuity contracts...  $1,562,136   $1,437,488   $1,497,052   $1,789,962   $ 2,098,803   $ 2,024,873   $ 2,087,965
Reserves for
  guaranteed
  investment
  contracts...........          --           --      277,095      415,544       295,175       420,871       301,212
Variable annuity
  liabilities.........   4,170,275    4,486,703    5,230,246    6,311,557     9,343,200     6,784,374     9,602,687
Other payables and
  accrued
  liabilities.........     495,308      195,134      227,953       96,196       155,256       157,622       167,250
Subordinated notes
  payable to Parent...      34,432       34,712       35,832       35,832        36,240        35,903        36,311
Deferred income
  taxes...............      38,145       64,567       73,459       70,189        67,047        71,943        68,328
Shareholder's
  equity..............     371,093      383,522      442,060      485,255       575,218       530,122       618,816
                        ----------   ----------   ----------   ----------   -----------   -----------   -----------
Total liabilities and
  shareholder's
  equity..............  $6,671,389   $6,602,126   $7,783,697   $9,204,535   $12,570,939   $10,025,708   $12,882,569
                        ==========   ==========   ==========   ==========   ===========   ===========   ===========

MANAGEMENT DISCUSSION AND ANALYSIS

Management's discussion and analysis of financial condition and results of operations of Anchor National for the three years in the period ended September 30, 1997 follows. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Anchor National cautions readers regarding certain forward-looking statements contained in this report and in any other statements made by, or on behalf of, Anchor National, whether or not in future filings with the Securities and Exchange Commission (the "SEC"). Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results, or other developments. Statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent Anchor National's beliefs concerning future levels of sales and redemptions of Anchor National's products, investment spreads and yields, or the earnings and profitability of Anchor National's activities.

Forward-looking statements are necessarily based on estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond Anchor National's control and many of which are subject to change. These uncertainties and contingencies could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Anchor National. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable developments. Some may be national in scope, such as general economic conditions, changes in tax law and changes in interest rates. Some may be related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation. Others may relate to Anchor National specifically, such as credit, volatility and other risks associated with Anchor National's investment portfolio. Investors are also directed to consider other risks and uncertainties discussed in documents filed by Anchor National with the SEC. Anchor National disclaims any obligation to update forward-looking information.

RESULTS OF OPERATIONS FOR THE FISCAL YEARS 1995, 1996 AND 1997

NET INCOME totaled $63.1 million in 1997, compared with $45.1 million in 1996 and $39.3 million in 1995.

PRETAX INCOME totaled $94.3 million in 1997, $69.3 million in 1996 and $65.0 million in 1995. The 36.1% improvement in 1997 over 1996 primarily resulted from increased fee income and net investment income, partially offset by higher general and administrative expenses and increased amortization of deferred acquisition costs. The 6.6% improvement in 1996 over 1995 primarily resulted from increased net investment income and significantly increased fee income, partially offset by increased net realized investment losses and additional general and administrative expenses.

NET INVESTMENT INCOME, which is the spread between the income earned on invested assets and the interest paid on fixed annuities and other interest-bearing liabilities, increased to $73.2 million in 1997 from $56.8 million in 1996 and $50.1 million in 1995. These amounts equal 2.77% on average invested assets (computed on a daily basis) of $2.65 billion in 1997, 2.59% on average invested assets of $2.19 billion in 1996 and 2.95% on average invested assets of $1.70 billion in 1995.

Net investment spreads include the effect of income earned on the excess of average invested assets over average interest-bearing liabilities. This excess amounted to $126.5 million in 1997, $142.9 million in 1996 and $108.4 million in 1995. The difference between Anchor National's yield on average invested assets and the rate paid on average interest-bearing liabilities (the "Spread Difference") was 2.51% in 1997, 2.25% in 1996 and 2.63% in 1995.

Investment income (and the related yields on average invested assets) totaled $210.8 million (7.97%) in 1997, compared with $164.6 million (7.50%) in 1996 and
$129.5 million (7.62%) in 1995. These increased yields in 1997 include the effects of a greater proportion of mortgage loans in Anchor National's portfolio. On average, mortgage loans have higher yields than that of Anchor National's overall portfolio. In addition, Anchor National experienced higher returns on its investments in partnerships. The increases in investment income in 1997 and 1996 also reflect increases in average invested assets.

Partnership income increased to $6.7 million (a yield of 15.28% on related average assets of $44.0 million) in 1997, compared with $4.1 million (a yield of 10.12% on related average assets of $40.2 million) in 1996 and $5.1 million (a yield of 10.60% on related average assets of $48.4 million) in 1995. Partnership income is based upon cash distributions received from limited partnerships, the operations of which Anchor National does not influence. Consequently, such income is not predictable and there can be no assurance that Anchor National will realize comparable levels of such income in the future.

Total interest expense equalled $137.6 million in 1997, $107.8 million in 1996 and $79.4 million in 1995. The average rate paid on all interest-bearing liabilities was 5.46% in 1997, compared with 5.25% in 1996 and 4.99% in 1995. Interest-bearing liabilities averaged $2.52 billion during 1997, compared with $2.05 billion during 1996 and $1.59 billion during 1995.

The increases in the overall rates paid on interest-bearing liabilities during 1997 and 1996 primarily resulted from the impact of certain promotional one-year interest rates offered on the fixed account portion of Anchor National's Polaris variable annuity product. The increase in the overall rates paid on all interest-bearing liabilities during 1996 was also impacted by the growth in average reserves for GICs, which generally bear higher rates of interest than fixed annuity contracts. Average GIC reserves were $340.5 million in 1996 and $60.8 million in 1995. Most of Anchor National's GICs are variable rate and are repriced quarterly at the then-current interest rates.

GROWTH IN AVERAGE INVESTED ASSETS since 1995 primarily reflects the sales of Anchor National's fixed-rate products, consisting of both fixed annuity premiums (including those for the fixed accounts of variable annuity products) and GIC premiums. Fixed annuity premiums totaled $1.10 billion in 1997, compared with $741.8 million in 1996 and $284.4 million in 1995. The premiums for the fixed accounts of variable annuities have increased primarily because of increased sales of Anchor National's Polaris product and greater inflows into the one-year fixed account of that product. Anchor National has observed that many purchasers of its variable annuity contracts allocate new premiums to the one-year fixed account and concurrently elect the option to dollar cost average into one or more variable funds. Accordingly, Anchor National anticipates that it will see a large portion of these premiums transferred into the variable funds.

GIC premiums totaled $55.0 million in 1997, $135.0 million in 1996 and $275.0 million in 1995. GIC surrenders and maturities totaled $198.1 million in 1997, $16.5 million in 1996 and $1.6 million in 1995. Anchor National does not actively market GICs, so premiums may vary substantially from period to period. The large increase in surrenders and maturities in 1997 was primarily due to contracts maturing in 1997. The GICs issued by Anchor National generally guarantee the payment of principal and interest at fixed or variable rates for a term of three to five years. Contracts that are purchased by banks for their long-term portfolios, or state and local governmental entities either prohibit withdrawals or permit scheduled book value withdrawals subject to terms of the underlying indenture or agreement. GICs purchased by asset management firms for their short term portfolios either prohibit withdrawals or permit withdrawals with notice ranging from 90 to 270 days. In pricing GICs, Anchor National analyzes cash flow information and prices accordingly so that it is compensated for possible withdrawals prior to maturity.

NET REALIZED INVESTMENT LOSSES totaled $17.4 million in 1997, $13.4 million in 1996 and $4.4 million in 1995. Net realized investment losses include impairment writedowns of $20.4 million in 1997, $16.0 million in 1996 and $4.8 million in 1995. Therefore, net gains from sales of investments totaled $3.0 million in 1997, $2.6 million in 1996 and $0.4 million in 1995.

Anchor National sold invested assets, principally bonds and notes, aggregating $2.19 billion, $1.28 billion and $1.15 billion in 1997, 1996 and 1995, respectively. Sales of investments result from the active management of Anchor National's investment portfolio. Because sales of investments are made in both rising and falling interest rate environments, net gains from sales of investments fluctuate from period to period, and represent 0.11%, 0.12% and 0.02% of average invested assets for 1997, 1996 and 1995, respectively. Active portfolio management involves the ongoing evaluation of asset sectors, individual securities within the investment portfolio and the reallocation of investments from sectors that are perceived to be relatively overvalued to sectors that are perceived to be relatively undervalued. The intent of Anchor National's active portfolio management is to maximize total returns on the investment portfolio, taking into account credit interest-rate risk.

Impairment writedowns reflect $15.7 million and $15.2 million of provisions applied to non-income producing land owned in Arizona in 1997 and 1996, respectively. The statutory carrying value of this land had been guaranteed by Anchor National's ultimate Parent, SunAmerica Inc. ("SunAmerica"). SunAmerica made capital contributions of $28.4 million and $27.4 million on December 31, 1996 and 1995, respectively, to Anchor National through Anchor National's direct parent in exchange for the termination of its guaranty with respect to this land. Accordingly, Anchor National reduced the carrying value of this land to estimated fair value to reflect the full termination of the guaranty. Impairment writedowns in 1995 include $3.8 million of additional provisions applied to defaulted bonds. Impairment writedowns represent 0.77%, 0.73% and 0.28% of average invested assets for 1997, 1996 and 1995, respectively. For the five years ended September 30, 1997, impairment writedowns as a percentage of average invested assets have ranged from 0.28% to 2.20% and have averaged 1.16%. Such writedowns are based upon estimates of the net realizable value of the applicable assets. Actual realization will be dependent upon future events.

VARIABLE ANNUITY FEES are based on the market value of assets in separate accounts supporting variable annuity contracts. Such fees totaled $139.5 million in 1997, $104.0 million in 1996 and $84.2 million in 1995. These increased fees reflect growth in average variable annuity assets, principally due to the receipt of variable annuity premiums, increased market values and net exchanges into the separate accounts from the fixed accounts of variable annuity contracts, partially offset by surrenders. Variable annuity assets averaged $7.55 billion during 1997, $5.70 billion during 1996 and $4.65 billion during 1995. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, totaled $1.27 billion in 1997, $919.8 million in 1996 and $577.2 million in 1995. Sales of variable annuity products (which include premiums allocated to the fixed accounts)

("Variable Annuity Product Sales") amounted to $2.37 billion, $1.66 billion and $861.0 million in 1997, 1996 and 1995, respectively. Increases in Variable Annuity Product Sales are due, in part, to market share gains through enhanced distribution efforts and growing consumer demand for flexible retirement savings products that offer a variety of equity, fixed income and guaranteed fixed account investment choices. Anchor National has encountered increased competition in the variable annuity marketplace during recent years and anticipates that the market will remain highly competitive for the foreseeable future.

NET RETAINED COMMISSIONS are primarily derived from commissions on the sales of nonproprietary investment products by Anchor National's broker-dealer subsidiary, after deducting the substantial portion of such commissions that is passed on to registered representatives. Net retained commissions totaled $39.1 million in 1997, $31.5 million in 1996 and $24.1 million in 1995. Broker-dealer sales (mainly sales of general securities, mutual funds and annuities) totaled $11.56 billion in 1997, $8.75 billion in 1996 and $5.67 billion in 1995. The increases in sales and net retained commissions reflect a greater number of registered representatives, due to Anchor National's ongoing recruitment of representatives and to the transfer of representatives from an affiliated broker-dealer, higher average production per representative and generally favorable market conditions. Increases in net retained commissions may not be proportionate to increases in sales primarily due to differences in sales mix.

SURRENDER CHARGES on fixed and variable annuities totaled $5.5 million in 1997, compared with $5.2 million in 1996 and $5.9 million in 1995. Surrender charges generally are assessed on annuity withdrawals at declining rates during the first seven years of an annuity contract. Withdrawal payments, which include surrenders and lump-sum annuity benefits, totaled $1.06 billion in 1997, compared with $898.0 million in 1996 and $908.9 million in 1995. These payments represent 11.22%, 12.44% and 15.06%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity withdrawals from the separate accounts totaling $822.0 million in 1997, $634.1 million in 1996 and $632.1 million in 1995. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future.

ASSET MANAGEMENT FEES, which include investment advisory fees and 12b-1 distribution fees, are based on the market value of assets managed in mutual funds by SunAmerica Asset Management Corp. Such fees totaled $25.8 million on average assets managed of $2.34 billion in 1997, $25.4 million on average assets managed of $2.14 billion in 1996 and $26.9 million on average assets managed of $2.07 billion in 1995. Asset management fees are not proportionate to average assets managed, principally due to changes in product mix. Sales of mutual funds, excluding sales of money market accounts, amounted to $454.8 million in 1997, compared with $223.4 million in 1996 and $140.2 million in 1995. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $412.8 million in 1997, $379.9 million in 1996 and $426.5 million in 1995. The significant increases in sales during 1997 principally resulted from the introduction in November 1996 of Anchor National's "Style Select Series" product. Higher mutual fund sales and lower redemptions in 1996 both reflect enhanced marketing efforts and the favorable performance records of certain of Anchor National's mutual funds, and heightened consumer demand for equity investments generally.

GENERAL AND ADMINISTRATIVE EXPENSES totaled $98.8 million in 1997, compared with $81.6 million in 1996 and $65.3 million in 1995. General and administrative expenses in 1997 include a $5.0 million provision for estimated programming costs associated with the year 2000. Management believes that this provision is adequate and does not anticipate any material future expenses associated with this project. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.

AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $66.9 million in 1997, compared with $57.5 million in 1996 and $58.7 million in 1995. The increase in amortization during 1997 was primarily due to additional fixed and variable annuity sales and the subsequent amortization of related deferred commissions and other direct selling costs. The decline in amortization for 1996 is due to lower redemptions of mutual funds from the rate experienced in 1995, partially offset by additional fixed and variable annuity and mutual fund sales in recent years and the subsequent amortization of related deferred commissions and other acquisition costs.

ANNUAL COMMISSIONS represent renewal commissions paid quarterly in arrears to maintain the persistency of certain of Anchor National's variable annuity contracts. Substantially all of Anchor National's currently available variable annuity products allow for an annual commission payment option in return for a lower immediate commission. Annual commissions totaled $9.0 million in 1997, $4.6 million in 1996 and $2.7 million in 1995. The increase in annual commissions since 1995 reflects increased sales of annuities that offer this commission option. Anchor National estimates that approximately 45% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.

INCOME TAX EXPENSE totaled $31.2 million in 1997, compared with $24.3 million in 1996 and $25.7 million in 1995, representing effective tax rates of 33% in 1997, 35% in 1996 and 40% in 1995. The higher effective tax rate in 1995 was due to a prior year tax settlement. Without such payment, the effective tax rate would have been 33%.

FINANCIAL CONDITION AND LIQUIDITY

SHAREHOLDER'S EQUITY increased 18.5% to $575.2 million at September 30, 1997 from $485.3 million at September 30, 1996, primarily due to $63.1 million of net income recorded in 1997 and $18.4 million of net unrealized gains on debt and equity securities available for sale (credited directly to shareholder's equity), versus $5.5 million of net unrealized losses on such securities recorded at September 30, 1996. In addition, Anchor National received a contribution of capital of $28.4 million in December 1996 and paid a dividend of $25.5 million in April 1997.

INVESTED ASSETS at year end totaled $2.61 billion in 1997, compared with $2.33 billion at year-end 1996. This 12.0% increase primarily resulted from sales of fixed annuities and the $44.7 million net unrealized gain recorded on debt and equity securities available for sale at September 30, 1997, versus the $12.7 million net unrealized loss recorded on such securities at September 30, 1996.

Anchor National manages most of its invested assets internally. Anchor National's general investment philosophy is to hold fixed-rate assets for long-term investment. Thus, it does not have a trading portfolio. However, Anchor National has determined that all of its portfolio of bonds, notes and redeemable preferred stocks (the "Bond Portfolio") is available to be sold in response to changes in market interest rates, changes in relative value of asset sectors and individual securities, changes in prepayment risk, changes in the credit quality outlook for certain securities, Anchor National's need for liquidity and other similar factors.

THE BOND PORTFOLIO, which comprises 76% of Anchor National's total investment portfolio (at amortized cost), had an aggregate fair value that exceeded its amortized cost by $43.7 million at September 30, 1997. At September 30, 1996, the amortized cost exceeded the fair value of the Bond Portfolio by $13.8 million. The net unrealized gains on the Bond Portfolio since September 30, 1996 principally reflect the lower prevailing interest rates at September 30, 1997 and the corresponding effect on the fair value of the Bond Portfolio.

At September 30, 1997, the Bond Portfolio (at amortized cost, excluding $6.1 million of redeemable preferred stocks) included $1.82 billion of bonds rated by Standard & Poor's Corporation ("S&P"), Moody's Investors Service ("Moody's"), Duff & Phelps Credit Rating Co. ("DCR"), Fitch Investors Service, L.P. ("Fitch") or the National Association of Insurance Commissioners ("NAIC"), and $124.4 million of bonds rated by Anchor National pursuant to statutory ratings guidelines established by the NAIC. At September 30, 1997, approximately $1.72 billion of the Bond Portfolio was investment grade, including $650.3 million of U.S. government/agency securities and mortgage-backed securities ("MBSs").

At September 30, 1997, the Bond Portfolio included $216.9 million (at amortized cost with a fair value of $227.2 million) of bonds that were not investment grade. Based on their September 30, 1997 amortized cost, these non-investment-grade bonds accounted for 1.7% of Anchor National's total assets and 8.5% of its invested assets.

Non-investment-grade securities generally provide higher yields and involve greater risks than investment-grade securities because their issuers typically are more highly leveraged and more vulnerable to adverse economic conditions than investment-grade issuers. In addition, the trading market for these securities is usually more limited than for investment-grade securities. Anchor National had no material concentrations of non-investment-grade securities at September 30, 1997. The following table summarizes Anchor National's rated bonds by rating classification as of September 30, 1997.

                      RATED BONDS BY RATING CLASSIFICATION
                             (DOLLARS IN THOUSANDS)

                                                        ISSUES NOT RATED BY S&P/MOODY'S/
       ISSUES RATED BY S&P/MOODY'S/DCR/FITCH               DCR/FITCH, BY NAIC CATEGORY                      TOTAL
----------------------------------------------------   -----------------------------------   ------------------------------------
      S&P/(MOODY'S)/                      ESTIMATED      NAIC                    ESTIMATED                PERCENT OF   ESTIMATED
       [DCR]/[FITCH]         AMORTIZED       FAIR      CATEGORY   AMORTIZED        FAIR      AMORTIZED     INVESTED       FAIR
        CATEGORY(1)             COST        VALUE        (2)        COST           VALUE        COST      ASSETS(3)      VALUE
=================================================================================================================================
AAA+ to A-
  (Aaa to A3)
  [AAA to A-]
  [AAA to A-]..............  $  935,866   $  953,440     1        $142,548       $143,940    $1,078,414     42.07%     $1,097,380
BBB+ to BBB-
  (Baal to Baa3)
  [BBB+ to BBB-]
  [BBB+ to BBB-]...........     494,521      504,442     2         146,548        150,521      641,069      25.01         654,963
BB+ to BB-
  (Ba1 to Ba3)
  [BB+ to BB-]
  [BB+ to BB-].............      13,080       14,597     3          13,811         13,917       26,891       1.05          28,514
B+ to B-
  (B1 to B3)
  [B+ to B-]
  [B+ to B-]...............     163,603      170,960     4          25,777         27,089      189,380       7.39         198,049
CCC+ to C
  (Caa to C)
  [CCC]
  [CCC+ to C-].............           0            0     5               0              0            0       0.00               0
C1 to D
  [DD]
  [D]......................           0            0     6             606            606          606       0.02             606
                              ---------    ---------              --------       --------    ----------                 ---------
Total rated issues.........  $1,607,070   $1,643,439              $329,290       $336,073    $1,936,360                $1,979,512
                             ==========   ==========              ========       ========    ==========                ==========

(1) S&P and Fitch rate debt securities in rating categories ranging from AAA (the highest) to D (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Moody's rates debt securities in rating categories ranging from Aaa (the highest) to C (extremely poor prospects of ever attaining any real investment standing). The number 1, 2 or 3 (with 1 the highest and 3 the lowest) indicates the debt's relative standing within the rating category. A security rated Baa3 or higher is considered investment grade. DCR rates debt securities in rating categories ranging from AAA (the highest) to DD (in payment default). A plus (+) or minus (-) indicates the debt's relative standing within the rating category. A security rated BBB- or higher is considered investment grade. Issues are categorized based on the highest of the S&P, Moody's, D&P and Fitch ratings if rated by multiple agencies.
(2) Bonds and short-term promissory instruments are divided into six quality categories for NAIC rating purposes, ranging from 1 (highest) to 5 (lowest) for nondefaulted bonds plus one category, 6, for bonds in or near default. These six categories correspond with the S&P/Moody's/DCR/Fitch rating groups listed above, with categories 1 and 2 considered investment grade. The NAIC categories include $124.4 million (at amortized cost) of assets that were rated by Anchor National pursuant to applicable NAIC rating guidelines.
(3) At amortized cost.

SENIOR SECURED LOANS ("Secured Loans") are included in the Bond Portfolio and their amortized cost aggregated $329.3 million at September 30, 1997. Secured Loans are senior to subordinated debt and equity, and are secured by assets of the issuer. At September 30, 1997, Secured Loans consisted of loans to 80 borrowers spanning 28 industries, with 17% of these assets (at amortized cost) concentrated in financial institutions. No other industry concentration constituted more than 10% of these assets.

While the trading market for Secured Loans is more limited than for publicly traded corporate debt issues, management believes that participation in these transactions has enabled Anchor National to improve its investment yield. As a result of restrictive financial covenants, Secured Loans involve greater risk of technical default than do publicly traded investment-grade securities. However, management believes that the risk of loss upon default for its Secured Loans is mitigated by such financial covenants and the collateral values underlying the Secured Loans. Anchor National's Secured Loans are rated by S&P, Moody's, DCR, Fitch, the NAIC or by Anchor National, pursuant to comparable statutory ratings guidelines established by the NAIC.

MORTGAGE LOANS aggregated $339.5 million at September 30, 1997 and consisted of 73 commercial first mortgage loans with an average loan balance of approximately $4.7 million, collateralized by properties located in 21 states. Approximately 23% of this portfolio was multifamily residential, 18% was office, 14% was manufactured housing, 13% was hotels, 11% was retail, 11% was industrial and 10% was other types. At September 30, 1997, approximately 13% and 12% of this portfolio was secured by properties located in New York and California, respectively, and no more than 10% of this portfolio was secured by properties located in any other single state. At September 30, 1997, there were four mortgage loans with outstanding balances of $10 million or more, which loans collectively aggregated approximately 17% of this portfolio. At the time of their origination or purchase by Anchor National, virtually all mortgage loans had loan-to-value ratios of 75% or less. At September 30, 1997, approximately 23% of the mortgage loan portfolio consisted of loans with balloon payments due before October 1, 2000. During 1997, 1996 and 1995, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.

At September 30, 1997, approximately 18% of the mortgage loans were seasoned loans underwritten to Anchor National's standards and purchased at or near par from other financial institutions. Such loans generally have higher average interest rates than loans that could be originated today. The balance of the mortgage loan portfolio has been originated by Anchor National under strict underwriting standards. Commercial mortgage loans on properties such as offices, hotels and shopping centers generally represent a higher level of risk than do mortgage loans secured by multifamily residences. This greater risk is due to several factors, including the larger size of such loans and the more immediate effects of general economic conditions on these commercial property types. However, due to the seasoned nature of Anchor National's mortgage loan portfolio, its emphasis on multifamily loans and its strict underwriting standards, Anchor National believes that it has prudently managed the risk attributable to its mortgage loan portfolio while maintaining attractive yields.

OTHER INVESTED ASSETS aggregated $143.7 million at September 30, 1997, including $46.9 million of investments in limited partnerships, $70.9 million of separate account investments and an aggregate of $25.9 million of miscellaneous investments, including policy loans, residuals and leveraged leases. Anchor National's limited partnership interests, accounted for by using the cost method of accounting, are invested primarily in a combination of debt and equity securities.

ASSET-LIABILITY MATCHING is utilized by Anchor National to minimize the risks of interest rate fluctuations and disintermediation. Anchor National believes that its fixed-rate liabilities should be backed by a portfolio principally composed of fixed-rate investments that generate predictable rates of return. Anchor National does not have a specific target rate of return. Instead, its rates of return vary over time depending on the current interest rate environment, the slope of the yield curve, the spread at which fixed-rate investments are priced over the yield curve, and general economic conditions. Its portfolio strategy is constructed with a view to achieve adequate risk-adjusted returns consistent with its investment objectives of effective asset-liability matching, liquidity and safety. Anchor National's fixed-rate products incorporate surrender charges or other restrictions in order to encourage persistency. Approximately 77% of Anchor National's fixed annuity and GIC reserves had surrender penalties or other restrictions at September 30, 1997.

As part of its asset-liability matching discipline, Anchor National conducts detailed computer simulations that model its fixed-rate assets and liabilities under commonly used stress-test interest rate scenarios. With the results of these computer simulations, Anchor National can measure the potential gain or loss in fair value of its interest-rate sensitive instruments and seek to protect its economic value and achieve a predictable spread between what it earns on its invested assets and what it pays on its liabilities by designing its fixed-rate products and conducting its investment operations to closely match the duration of the fixed-rate assets to that of its fixed-rate liabilities. Anchor National's fixed-rate assets include: cash and short-term investments; bonds, notes and redeemable preferred stocks; mortgage loans; and investments in limited partnerships that invest primarily in fixed-rate securities and are accounted for by using the cost method. At September 30, 1997, these assets had an aggregate fair value of $2.48 billion with a duration of 3.4. Anchor National's fixed-rate liabilities include fixed annuities and GICs. At September 30, 1997, these liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $2.32 billion with a duration of 1.3. Anchor National's potential exposure due to a relative 10% increase in interest rates prevalent at September 30, 1997 is a loss of approximately $31.2 million in fair value of its fixed-rate assets that is not offset by an increase in the fair value of its fixed-rate liabilities. Because Anchor National actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.

Duration is a common option-adjusted measure for the price sensitivity of a fixed-maturity portfolio to changes in interest rates. It measures the approximate percentage change in the market value of a portfolio if interest rates change by 100 basis points, recognizing the changes in cash flows resulting from embedded options such as policy surrenders, investment prepayments and bond calls. It also incorporates the assumption that Anchor National will continue to utilize its existing strategies of pricing its fixed annuity and GIC products, allocating its available cash flow amongst its various investment portfolio sectors and maintaining sufficient levels of liquidity. Because the calculation of duration involves estimation and incorporates assumptions, potential changes in portfolio value indicated by the portfolio's duration will likely be different from the actual changes experienced under given interest rate scenarios, and the differences may be material.

As a component of its asset and liability management strategy, Anchor National utilizes interest rate swap agreements ("Swap Agreements") to match assets and liabilities more closely. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. Anchor National currently utilizes Swap Agreements to create a hedge that effectively converts fixed-rate liabilities into floating-rate instruments. At September 30, 1997, Anchor National had one outstanding Swap Agreement with a notional principal amount of $15.9 million. This agreement matures in December 2024.

Anchor National also seeks to provide liquidity from time to time by using reverse repurchase agreements ("Reverse Repos") and by investing in MBSs. It also seeks to enhance its spread income by using Reverse Repos. Reverse Repos involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed upon price and are generally over-collateralized. MBSs are generally investment-grade securities collateralized by large pools of mortgage loans. MBSs generally pay principal and interest monthly. The amount of principal and interest payments may fluctuate as a result of prepayments of the underlying mortgage loans.

There are risks associated with some of the techniques Anchor National uses to provide liquidity, enhance its spread income and match its assets and liabilities. The primary risk associated with Anchor National's Reverse Repos and Swap Agreements is counterparty risk. Anchor National believes, however, that the counterparties to its Reverse Repos and Swap Agreements are financially responsible and that the counterparty risk associated with those transactions is minimal. In addition to counterparty risk, Swap Agreements also have interest rate risk. However, Anchor National's Swap Agreements typically hedge variable-rate assets or liabilities, and interest rate fluctuations that adversely affect the net cash received or paid under the terms of a Swap Agreement would be offset by increased interest income earned on the variable-rate assets or reduced interest expense paid on the variable-rate liabilities. The primary risk associated with MBSs is that a changing interest rate environment might cause prepayment of the underlying obligations at speeds slower or faster than anticipated at the time of their purchase. As part of its decision to purchase an MBS, Anchor National assesses the risk of prepayment by analyzing the security's projected performance over an array of interest-rate scenarios. Once an MBS is purchased, Anchor National monitors its actual prepayment experience monthly to reassess the relative attractiveness of the security with the intent to maximize total return.

INVESTED ASSETS EVALUATION routinely includes a review by Anchor National of its portfolio of debt securities. Management identifies monthly those investments that require additional monitoring and carefully reviews the carrying values of such investments at least quarterly to determine whether specific investments should be placed on a nonaccrual basis and to determine declines in value that may be other than temporary. In making these reviews for bonds, management principally considers the adequacy of any collateral, compliance with contractual covenants, the borrower's recent financial performance, news reports and other externally generated information concerning the creditor's affairs. In the case of publicly traded bonds, management also considers market value quotations, if available. For mortgage loans, management generally considers information concerning the mortgaged property and, among other things, factors impacting the current and expected payment status of the loan and, if available, the current fair value of the underlying collateral.

The carrying values of bonds that are determined to have declines in value that are other than temporary are reduced to net realizable value and no further accruals of interest are made. The valuation allowances on mortgage loans are based on losses expected by management to be realized on transfers of mortgage loans to real estate, on the disposition and settlement of mortgage loans and on mortgage loans that management believes may not be collectible in full. Accrual of interest is suspended when principal and interest payments on mortgage loans are past due more than 90 days.

DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $1.4 million at September 30, 1997 (at amortized cost after impairment writedowns, with a fair value of $1.4 million), including $0.5 million of bonds and notes and $0.9 million of mortgage loans. At September 30, 1997, defaulted investments constituted 0.1% of total invested assets. At September 30, 1996, defaulted investments totaled $3.1 million, including $1.6 million of bonds and notes and $1.5 million of mortgage loans, and constituted 0.1% of total invested assets.

SOURCES OF LIQUIDITY are readily available to Anchor National in the form of Anchor National's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At September 30, 1997, approximately $1.80 billion of Anchor National's Bond Portfolio had an aggregate unrealized gain of $46.5 million, while approximately $139.8 million of the Bond Portfolio had an aggregate unrealized loss of $2.7 million. In addition, Anchor National's investment portfolio currently provides approximately $22.5 million of monthly cash flow from scheduled principal and interest payments. Historically, cash flows from operations and from the sale of Anchor National's annuity and GIC products have been more than sufficient in amount to satisfy Anchor National's liquidity needs.

Management is aware that prevailing market interest rates may shift significantly and has strategies in place to manage either an increase or decrease in prevailing rates. In a rising interest rate environment, Anchor National's average cost of funds would increase over time as it prices its new and renewing annuities and GICs to maintain a generally competitive market rate. Management would seek to place new funds in investments that were matched in duration to, and higher yielding than, the liabilities assumed. Anchor National believes that liquidity to fund withdrawals would be available through incoming cash flow, the sale of short-term or floating-rate instruments or Reverse Repos on Anchor National's substantial MBS segment of the Bond Portfolio, thereby avoiding the sale of fixed-rate assets in an unfavorable bond market.


In a declining rate environment, Anchor National's cost of funds would decrease over time, reflecting lower interest crediting rates on its fixed annuities and GICs. Should increased liquidity be required for withdrawals, Anchor National believes that a significant portion of its investments could be sold without adverse consequences in light of the general strengthening that would be expected in the bond market.


Anchor National relies significantly on computer systems and applications in its daily operations. Many of these systems and applications are not presently year 2000 compliant. Anchor National's business, financial condition and results of operations could be materially and adversely affected by the failure of Anchor National's systems and applications (and those operated by third parties interfacing with Anchor National's systems and applications) to properly operate or manage dates beyond the year 1999. Anchor National has a coordinated plan to repair or replace these noncompliant systems and to obtain similar assurances from third parties interfacing with Anchor National's systems and applications and expects to significantly complete its plan by the end of calendar year 1998. In fiscal year 1997, Anchor National recorded a $5.0 million provision for estimated programming costs to make necessary repairs of certain specific noncompliant systems. Management believes that this provision is adequate and does not anticipate any material future expenses associated with the repair phase of this project. Management also expects to make an additional $6.2 million expenditure to replace certain other specific noncompliant systems, which expenditure will be capitalized as software costs and amortized over future periods.



RESULTS OF OPERATIONS FOR THE FIRST THREE MONTHS OF FISCAL 1998



NET INCOME totaled $44.3 million for the three months ended December 31, 1997 (the "First Quarter 1998"), compared with $3.3 million for the three months ended December 31, 1996 (the "First Quarter 1997").



PRETAX INCOME totaled $67.7 million in the First Quarter 1998 and $4.9 million in the First Quarter 1997. This significant increase in pretax income primarily resulted from increased net realized investment gains, net investment income and fee income.



NET INVESTMENT INCOME increased to $26.5 million in the First Quarter 1998 from $14.5 million in the First Quarter 1997. These amounts equal 4.22% on average invested assets (computed on a daily basis) of $2.51 billion in the First Quarter 1998 and 2.32% on average invested assets of $2.50 billion in the First Quarter 1997.



The excess of average invested assets over average interest-bearing liabilities amounted to $72.6 million in the First Quarter 1998 and $150.5 million in the First Quarter 1997. The Spread Difference was 4.06% in the First Quarter 1998 and 1.99% in the First Quarter 1997.



Investment income (and the related yields on average invested assets) totaled $59.9 million (9.54%) in the First Quarter 1998, compared with $46.7 million (7.46%) in the First Quarter 1997. Investment income and the related yields in the First Quarter 1998 primarily reflect the higher returns realized on Anchor National's investments in limited partnerships.



Partnership income increased to $15.2 million (for a yield of 400.95% on related average assets of $15.1 million) in the First Quarter 1998, compared with $0.7 million (for a yield of 6.71% on related average assets of $44.6 million) in the First Quarter 1997. Partnership income is based upon cash distributions received from limited partnerships, the operations of which Anchor National does not influence. Consequently, such income is not predictable and there can be no assurance that Anchor National will realize comparable levels of such income in the future.



Total interest expense equalled $33.4 million in the First Quarter 1998 and $32.2 million in the First Quarter 1997. The average rate paid on all interest-bearing liabilities was 5.48% in the First Quarter 1998, compared with 5.47% in the First Quarter 1997. Interest-bearing liabilities averaged $2.44 billion during the First Quarter 1998, compared with $2.35 billion during the First Quarter 1997.



GIC premiums totaled $5.6 million in the First Quarter 1998 and $5.0 million in the First Quarter 1997.



NET REALIZED INVESTMENT GAINS totaled $20.9 million in the First Quarter 1998, compared with net realized investment losses of $19.1 million in the First Quarter 1997. There were no impairment writedowns in the First Quarter 1998. Net realized investment losses in the First Quarter 1997 include impairment writedowns of $16.1 million. Therefore, Anchor National realized $3.0 million of net losses from sales of investments in the First Quarter 1997.



Anchor National sold invested assets, principally bonds and notes, aggregating $310.3 million and $741.6 million in the

First Quarter 1998 and the First Quarter 1997, respectively. Sales of investments result from the active management of Anchor National's investment portfolio. Because sales of investments are made in both rising and falling interest rate environments, net gains and losses from sales of investments fluctuate from period to period, and represent 1.70% and 0.48% of average invested assets for the First Quarter 1998 and the First Quarter 1997, respectively.



Impairment writedowns in the First Quarter 1997 reflect $15.7 million of provisions applied to non-income producing land in Arizona. Impairment writedowns, on an annualized basis, represent 2.58% of average invested assets for the First Quarter 1997. For the seventeen fiscal quarters beginning October 1, 1993, impairment writedowns as a percentage of average invested assets have ranged up to 3.64% and have averaged 0.45%.



VARIABLE ANNUITY FEES totaled $44.4 million in the First Quarter 1998 and $30.6 million in the First Quarter 1997. These increased fees reflect growth in average variable annuity assets, principally due to the receipt of variable annuity premiums, increased market values and net exchanges into the separate accounts from the fixed accounts of variable annuity contracts, partially offset by surrenders. Variable annuity assets averaged $9.40 billion during the First Quarter 1998 and $6.60 billion during the First Quarter 1997. Variable annuity premiums, which exclude premiums allocated to the fixed accounts of variable annuity products, have aggregated $1.46 billion since December 31, 1996. Variable annuity premiums increased to $422.1 million in the First Quarter 1998 from $226.8 million in the First Quarter 1997. Variable Annuity Product Sales amounted to $684.0 million and $589.5 million in the First Quarter 1998 and the First Quarter 1997, respectively. Increases in Variable Annuity Product Sales are due, in part, to market share gains through enhanced distribution efforts and growing consumer demand for flexible retirement savings products that offer a variety of equity, fixed income and guaranteed fixed account investment choices.



NET RETAINED COMMISSIONS totaled $10.5 million in the First Quarter 1998 and $7.8 million in the First Quarter 1997. Broker-dealer sales totaled $3.83 billion in the First Quarter 1998 and $2.03 billion in the First Quarter 1997. The increases in sales and net retained commissions reflect a greater number of registered representatives, higher average production per representative and generally favorable market conditions.



SURRENDER CHARGES on fixed and variable annuities totaled $1.3 million in the First Quarter 1998, compared with $1.4 million in the First Quarter 1997. Withdrawal payments totaled $268.5 million in the First Quarter 1998, compared with $238.1 million in the First Quarter 1997. These payments represent, 9.4% and 11.4%, respectively, of average fixed and variable annuity reserves. Withdrawals include variable annuity withdrawals from the separate accounts totaling $219.1 million in the First Quarter 1998 (9.4% of average variable annuity reserves) and $176.0 million (10.7% of average variable annuity reserves) in the First Quarter 1997. Approximately 77% of Anchor National's fixed annuity and GIC reserves had surrender penalties or other restrictions at December 31, 1997. Surrender charges have decreased in the First Quarter 1998, while withdrawal payments have increased, due to policies coming off surrender charge restrictions. Management anticipates that withdrawal rates will remain relatively stable for the foreseeable future.



ASSET MANAGEMENT FEES totaled $6.9 million on average assets managed of $2.69 billion in the First Quarter 1998 and $6.4 million on average assets managed of $2.21 billion in the First Quarter 1997. Sales of mutual funds, excluding sales of money market accounts, have aggregated $558.3 million since December 31, 1996. Mutual fund sales totaled $165.8 million in the First Quarter 1998, up 166% from the $62.3 million in the First Quarter 1997. Redemptions of mutual funds, excluding redemptions of money market accounts, amounted to $92.0 million in the First Quarter 1998 and $103.7 million in the First Quarter 1997. The significant increase in sales during the First Quarter 1998 over those in the First Quarter 1997 principally resulted from the introduction in November 1996 of Anchor National's "Style Select Series" product.



GENERAL AND ADMINISTRATIVE EXPENSES totaled $23.0 million in the First Quarter 1998 and $22.4 million in the First Quarter 1997. General and administrative expenses remain closely controlled through a company-wide cost containment program and continue to represent less than 1% of average total assets.



AMORTIZATION OF DEFERRED ACQUISITION COSTS totaled $17.2 million in the First Quarter 1998, compared with $13.8 million in the First Quarter 1997. The increase in amortization during the First Quarter 1998 was primarily due to additional fixed and variable annuity and mutual fund sales and the subsequent amortization of related deferred commissions and other direct selling costs.



ANNUAL COMMISSIONS totaled $3.5 million in the First Quarter 1998 and $1.4 million in the First Quarter 1997. The increase in annual commissions reflects increased sales of annuities that offer this commission option. Anchor National estimates that approximately 50% of the average balances of its variable annuity products is currently subject to such annual commissions. Based on current sales, this percentage is expected to increase in future periods.



INCOME TAX EXPENSE totaled $23.3 million in the First Quarter 1998, compared with $1.6 million in the First Quarter 1997, representing effective annualized tax rates of 34% and 32%, respectively.

FINANCIAL CONDITION AND LIQUIDITY AT DECEMBER 31, 1997



SHAREHOLDER'S EQUITY increased 7.6% to $618.8 million at December 31, 1997 from $575.2 million at September 30, 1997, primarily due to $44.3 million of net income recorded in the First Quarter 1998.



INVESTED ASSETS at December 31, 1997 totaled $2.62 billion, compared with $2.61 billion at September 30, 1997.



THE BOND PORTFOLIO, which constitutes 74% of Anchor National's total investment portfolio (at amortized cost), had an aggregate fair value that exceeded its amortized cost by $43.0 million at December 31, 1997, compared with an excess of $43.7 million at September 30, 1997.



At December 31, 1997, the Bond Portfolio (at amortized cost, excluding $6.1 million of redeemable preferred stocks) included $1.86 billion of bonds rated by S&P, Moody's, DCR, Fitch or the NAIC and $51.2 million of bonds rated by Anchor National pursuant to statutory ratings guidelines established by the NAIC. At December 31, 1997, approximately $1.75 billion of the Bond Portfolio was investment grade, including $614.7 million of U.S. government/agency securities and MBSs.



At December 31, 1997, the Bond Portfolio included $162.0 million (at amortized cost with a fair value of $170.4 million) of bonds that were not investment grade. Based on their December 31, 1997 amortized cost, these non-investment-grade bonds accounted for 1.3% of Anchor National's total assets and 6.3% of its invested assets. Anchor National had no material concentrations of non-investment-grade securities at December 31, 1997.



SECURED LOANS are included in the Bond Portfolio and their amortized cost aggregated $296.5 million at December 31, 1997. At December 31, 1997, Secured Loans consisted of $168.2 million of publicly traded securities and $128.3 million of privately traded securities. These Secured Loans are composed of loans to 80 borrowers spanning 25 industries, with 22% of these assets (at amortized cost) concentrated in financial institutions. No other industry concentration constituted more than 11% of these assets.



MORTGAGE LOANS aggregated $334.2 million at December 31, 1997 and consisted of 69 commercial first mortgage loans with an average loan balance of approximately $4.8 million, collateralized by properties located in 20 states. Approximately 23% of this portfolio was multifamily residential, 17% was office, 15% was manufactured housing, 13% was hotels, 11% was industrial, 11% was retail, and 10% was other types. At December 31, 1997, approximately 13% and 12% of this portfolio was secured by properties located in New York and California, respectively, and no more than 9% of this portfolio was secured by properties located in any other single state. At December 31, 1997, there were four mortgage loans with outstanding balances of $10 million or more, which loans collectively aggregated approximately 17% of this portfolio. At December 31, 1997, approximately 22% of the mortgage loan portfolio consisted of loans with balloon payments due before January 1, 2001. During the First Quarter 1998 and the First Quarter 1997, loans delinquent by more than 90 days, foreclosed loans and restructured loans have not been significant in relation to the total mortgage loan portfolio.



At December 31, 1997, approximately 17% of the mortgage loans were seasoned loans underwritten to Anchor National's standards and purchased at or near par from other financial institutions.



OTHER INVESTED ASSETS aggregated $40.2 million at December 31, 1997, including $14.3 million of investments in limited partnerships and an aggregate of $25.9 million of miscellaneous investments, including policy loans,residuals and leveraged leases. Anchor National's limited partnership interests, accounted for by using the cost method of accounting, are invested primarily in a combination of debt and equity securities.



At December 31, 1997, Anchor National's fixed-rate assets had an aggregate fair value of $2.51 billion with a duration of 3.8. Anchor National's fixed-rate liabilities had an aggregate fair value (determined by discounting future contractual cash flows by related market rates of interest) of $2.32 billion with a duration of 1.4. Anchor National's potential exposure due to a relative 10% increase in interest rates prevalent at December 31, 1997 is a loss of approximately $35.9 million in fair value of its fixed-rate assets that is not offset by an increase in the fair value of its fixed-rate liabilities. Because Anchor National actively manages its assets and liabilities and has strategies in place to minimize its exposure to loss as interest rate changes occur, it expects that actual losses would be less than the estimated potential loss.



At December 31, 1997, Anchor National had one outstanding Swap Agreement with a notional principal amount of $15.9 million. This agreement matures in December 2024.



DEFAULTED INVESTMENTS, comprising all investments that are in default as to the payment of principal or interest, totaled $0.8 million of mortgage loans at December 31, 1997 (at amortized cost, with a fair value of $0.8 million). At December 31, 1997 defaulted investments constituted less than 0.1% of total invested assets. At September 30, 1997, defaulted investments totaled $1.4 million, including $0.5 million of bonds and notes and $0.9 million of mortgage loans, and constituted 0.1% of total invested assets.



SOURCES OF LIQUIDITY are readily available to Anchor National in the form of Anchor National's existing portfolio of cash and short-term investments, Reverse Repo capacity on invested assets and, if required, proceeds from invested asset sales. At December 31, 1997, approximately $1.77 billion of Anchor National's Bond Portfolio had an aggregate unrealized gain of $48.8 million, while approximately $145.3 million of the Bond Portfolio had an aggregate unrealized loss of $5.8 million. In addition, Anchor National's investment portfolio currently provides approximately $22.5 million of monthly cash flow from scheduled principal and interest payments.

PROPERTIES

Anchor National's executive offices and its principal office are in leased premises at 1 SunAmerica Center, Los Angeles, California. Anchor National, through an affiliate, also leases office space in Torrance and Woodland Hills, California. Anchor National's broker-dealer and asset management subsidiaries lease offices in New York, New York.

Anchor National believes that such properties, including the equipment located therein, are suitable and adequate to meet the requirements of its businesses.

DIRECTORS AND EXECUTIVE OFFICERS


Anchor National's directors and officers as of February 28, 1998 are listed below:



                                                                                        OTHER POSITIONS AND
                                                                      YEAR                OTHER BUSINESS
                                              PRESENT                ASSUMED             EXPERIENCE WITHIN
           NAME             AGE             POSITION(S)            POSITION(S)           LAST FIVE YEARS**            FROM-TO
==============================================================================================================================
Eli Broad*                  64     Chairman, Chief Executive          1994        Co-founded SunAmerica Inc.
                                   Officer and President of                       (SAI) in 1957
                                   Anchor National
                                   Chairman, Chief Executive          1986
                                   Officer and President of SAI
------------------------------------------------------------------------------------------------------------------------------
Jay S. Wintrob*             40     Executive Vice President of        1991        Senior Vice President              1989-1991
                                   Anchor National                                (Joined SAI in 1987)
                                   Vice Chairman of SAI               1995
------------------------------------------------------------------------------------------------------------------------------
Victor E. Akin              33     Senior Vice President of           1996        Vice President, SunAmerica Life    1995-1996
                                   Anchor National                                Companies
                                                                                  Director, SunAmerica Life          1994-1995
                                                                                  Companies
                                                                                  Manager, SunAmerica Life           1993-1994
                                                                                  Companies
                                                                                  Actuary, Milliman & Robertson      1992-1993
                                                                                  Consultant, Chalke Inc.            1991-1992
------------------------------------------------------------------------------------------------------------------------------
James R. Belardi*           40     Senior Vice President of           1992        Vice President and Treasurer       1989-1992
                                   Anchor National                                (Joined SAI in 1986)
                                   Executive Vice President of        1995
                                   SAI
------------------------------------------------------------------------------------------------------------------------------
Lorin M. Fife*              44     Senior Vice President, General     1994        Vice President and General         1994-1995
                                   Counsel and Assistant                          Counsel -- Regulatory Affairs
                                   Secretary of Anchor National                   of SAI
                                   Senior Vice President and          1995        Vice President and Associate       1989-1994
                                   General Counsel -- Regulatory                  General Counsel of SAI
                                   Affairs of SAI                                 (Joined SAI in 1989)
------------------------------------------------------------------------------------------------------------------------------
N. Scott Gillis             44     Senior Vice President and          1994        Vice President and Controller,     1989-1994
                                   Controller of Anchor National                  SunAmerica Life Companies
                                   Vice President of SAI              1997        (Joined SAI in 1985)
------------------------------------------------------------------------------------------------------------------------------
Jana W. Greer*              45     Senior Vice President of           1991        Vice President                     1981-1991
                                   Anchor National and SAI                        (Joined SAI in 1974)
                                   President of SunAmerica            1995
                                   Marketing, Inc.
------------------------------------------------------------------------------------------------------------------------------
Susan L. Harris*            41     Senior Vice President and          1994        Vice President, General            1994-1995
                                   Secretary of Anchor National                   Counsel -- Corporate Affairs
                                                                                  and Secretary of SAI
                                   Senior Vice President, General     1995        Vice President, Associate          1989-1994
                                   Counsel -- Corporate Affairs                   General Counsel and Secretary
                                   and Secretary of SAI                           of SAI
                                                                                  (Joined SAI in 1985)
------------------------------------------------------------------------------------------------------------------------------
Peter McMillan, III*        40     Executive Vice President and       1994        Senior Vice President,             1989-1994
                                   Chief Investment Officer of                    SunAmerica Investments, Inc.
                                   SunAmerica Investments, Inc.
------------------------------------------------------------------------------------------------------------------------------
Edwin R. Reoliquio          40     Senior Vice President and          1995        Vice President and Actuary,        1990-1995
                                   Chief Actuary of Anchor                        SunAmerica Life Companies
                                   National
==============================================================================================================================
*  Also serves as a director.
** Unless otherwise noted, officers and positions are with SunAmerica Inc.

                                                                                        OTHER POSITIONS AND
                                                                      YEAR                OTHER BUSINESS
                                              PRESENT                ASSUMED             EXPERIENCE WITHIN
           NAME             AGE             POSITION(S)            POSITION(S)           LAST FIVE YEARS**            FROM-TO
==============================================================================================================================
Scott H. Richland           35     Vice President and Treasurer       1994        Vice President and Asst.           1994-1995
                                   of Anchor National                             Treasurer
                                   Senior Vice President of SAI       1997        Vice President and Treasurer of    1995-1997
                                                                                  SAI
                                                                                  Vice President and Asst.           1994-1995
                                                                                  Treasurer of SAI
                                                                                  Asst. Treasurer of SAI             1993-1994
                                                                                  Director, SunAmerica               1990-1993
                                                                                  Investments, Inc.
                                                                                  (Joined SAI in 1990)
------------------------------------------------------------------------------------------------------------------------------
Scott L. Robinson*          51     Senior Vice President of           1991        Vice President and Controller      1986-1991
                                   Anchor National Senior Vice                    (Joined SAI in 1978)
                                   President and Controller of
                                   SAI
------------------------------------------------------------------------------------------------------------------------------
James W. Rowan*             35     Senior Vice President of           1996        Vice President                     1993-1995
                                   Anchor National and SAI                        Assistant to the Chairman               1992
                                                                                  Senior Vice President, Security    1986-1992
                                                                                  Pacific Corp.
==============================================================================================================================


*  Also serves as a director.

** Unless otherwise noted, officers and positions are with SunAmerica Inc.

EXECUTIVE COMPENSATION

All of the executive officers of Anchor National also serve as employees of SunAmerica Inc. or its affiliates and receive no compensation directly from Anchor National. Some of the officers also serve as officers of other companies affiliated with Anchor National. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of Anchor National.

The following table shows the cash compensation paid or earned, based on these allocations, to the chief executive officer and top four executive officers of Anchor National whose allocated compensation exceeds $100,000 and to all executive officers of Anchor National as a group for services rendered in all capacities to Anchor National during 1997:

--------------------------------------------------------------------------
                                      CAPACITIES           ALLOCATED
     NAME OF INDIVIDUAL OR             IN WHICH               CASH
        NUMBER IN GROUP                 SERVED            COMPENSATION
--------------------------------------------------------------------------
    Eli Broad                  Chairman, Chief Executive
                               Officer and President       $1,438,587
    Joseph M. Tumbler          Executive Vice President       835,680
    Jay S. Wintrob             Executive Vice President       837,376
    James R. Belardi           Senior Vice President          357,144
    Jana Waring Greer          Senior Vice President          630,854
    All Executive Officers
    as a Group (14)                                        $5,769,122
--------------------------------------------------------------------------

Directors of Anchor National who are also employees of SunAmerica Inc. or its affiliates receive no compensation in addition to their compensation as employees of SunAmerica Inc. or its affiliates.

SECURITY OWNERSHIP OF OWNERS AND MANAGEMENT


No shares of Anchor National are owned by any executive officer or director. Anchor National is an indirect wholly-owned subsidiary of SunAmerica Inc. Except for Mr. Eli Broad, Chairman and Chief Executive Officer of SunAmerica Inc., the percentage of shares of SunAmerica Inc. beneficially owned by any director does not exceed one percent of the class outstanding. At February 28, 1998, Mr. Broad was the beneficial owner of 10,705,879 shares of Common Stock (5.7% of the class outstanding) and 13,740,441 shares of Class B Common Stock (84.4% of the class outstanding). Of the Common Stock, 1,063,773 shares represent restricted shares granted under SunAmerica Inc.'s employee stock plans as to which Mr. Broad has no investment power; 113,769 shares are registered in the name of a corporation of which Mr. Broad is a director and has sole voting and dispositive powers; 97,704 shares are held by a foundation of which Mr. Broad is a director and shares voting and dispositive powers; and 6,949,512 shares represent employee stock options held by Mr. Broad which are or will become exercisable on or before May 15, 1998 and as to which he has no voting or investment power. Of the Class B Stock, 12,684,210 shares are held directly by Mr. Broad; and 1,056,231 shares are registered in the name of a corporation as to which Mr. Broad exercises sole voting and dispositive powers. At February 28, 1998, all directors and officers as a group beneficially owned 14,108,892 shares of Common Stock (7.5% of the class outstanding) and 13,740,441 shares of Class B Common Stock (84.4% of the class outstanding).


STATE REGULATION

Anchor National is subject to regulation and supervision by the insurance regulatory agencies of the states in which it is authorized to transact business. State insurance laws establish supervisory agencies with broad administrative and supervisory powers. Principal among these powers are granting and revoking licenses to transact business, regulating marketing and other trade practices, operating guaranty associations, licensing agents, approving policy forms, regulating certain premium rates, regulating insurance holding company systems, establishing reserve requirements, prescribing the form and content of required financial statements and reports, performing financial, market conduct and other examinations, determining the reasonableness and adequacy of statutory capital and surplus, defining acceptable accounting principles, regulating the type, valuation and amount of investments permitted, and limiting the amount of dividends that can be paid and the size of transactions that can be consummated without first obtaining regulatory approval.

During the last decade, the insurance regulatory framework has been placed under increased scrutiny by various states, the federal government and the NAIC. Various states have considered or enacted legislation that changes, and in many cases increases, the states' authority to regulate insurance companies. Legislation has been introduced from time to time in Congress that could result in the federal government assuming some role in the regulation of insurance companies or allowing combinations between insurance companies, banks and other entities. In recent years, the NAIC has approved and recommended to the states for adoption and implementation several regulatory initiatives designed to reduce the risk of insurance company insolvencies and market conduct violations. These initiatives include investment reserve requirements, risk-based capital standards, codification of insurance accounting principles, new investment standards and restrictions on an insurance company's ability to pay dividends to its stockholders. The NAIC is also currently developing model laws relating to product design and illustrations for annuity products. Current proposals are still being debated and Anchor National is monitoring developments in this area and the effects any changes would have on Anchor National

SunAmerica Asset Management is registered with the SEC as a registered investment advisor under the Investment Advisors Act of 1940. The mutual funds that it markets are subject to regulation under the Investment Company Act of

1940. SunAmerica Asset Management and the mutual funds are subject to regulation and examination by the SEC. In addition, variable annuities and the related separate accounts of Anchor National are subject to regulation by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 and the Investment Company Act of 1940.

Anchor National's broker-dealer subsidiary is subject to regulation and supervision by the states in which it transacts business, as well as by the SEC and the National Association of Securities Dealers ("NASD"). The NASD has broad administrative and supervisory powers relative to all aspects of business and may examine the subsidiary's business and accounts at any time.


From time to time, Federal initiatives are proposed that could affect Anchor National's businesses. Such initiatives include employee benefit plan regulations and tax law changes affecting the taxation of insurance companies and the tax treatment of insurance products. Recent administration budget proposals include the proposed taxation of exchanges involving variable annuity contracts and reallocations within variable annuity contracts and certain other proposals relating to annuities. Anchor National believes these proposals have a small likelihood of being enacted, because they would discourage retirement savings and there is strong popular and industry opposition to them. Other proposals made in recent years to limit the tax deferral of annuities have not been enacted. Anchor National believes that certain of the proposals, if implemented, would have an adverse effect on Anchor National's ability to sell variable annuities, and, consequently, on its results of operations. However, Anchor National would not expect this to materially impact earnings in the near term because Anchor National believes that adoption of the administration proposals, however unlikely, would reduce annuity surrenders on the existing block of variable annuity contracts and the ongoing earnings potential arising from that block would offset the near-term economic impact of the potential decrease in sales.


INDEPENDENT ACCOUNTANTS

The consolidated financial statements of Anchor National as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 included in this prospectus have been included in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

================================================================
                              TABLE OF CONTENTS OF
                      STATEMENT OF ADDITIONAL INFORMATION
================================================================

Separate Account.................................    3
General Account..................................    4
Performance Data.................................    4
Annuity Payments.................................    8
Annuity Unit Values..............................    9
Taxes............................................   12
Distribution of Contracts........................   16
Financial Statements.............................   16

================================================================
                              FINANCIAL STATEMENTS
================================================================

The consolidated financial statements of Anchor National which are included in this prospectus should be considered only as bearing on the ability Anchor National to meet its obligations with respect to amounts allocated to the fixed investment options and with respect to the death benefit and our assumption of the mortality and expense risks and the risks that the withdrawal charge will not be sufficient to cover the cost of distributing the contracts. They should not be considered as bearing on the investment performance of the variable Portfolios. The value of the variable Portfolios is affected primarily by the performance of the underlying investments.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholder of Anchor National Life Insurance Company

In our opinion, the accompanying consolidated balance sheet and the related consolidated income statement and statement of cash flows present fairly, in all material respects, the financial position of Anchor National Life Insurance Company and its subsidiaries at September 30, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended September 30, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Los Angeles, California
November 7, 1997

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                           CONSOLIDATED BALANCE SHEET




                                                            SEPTEMBER 30,     SEPTEMBER 30,     DECEMBER 31,
                                                                 1996             1997              1997
                                                            --------------   ---------------   ---------------
                                                                                                 (UNAUDITED)
ASSETS
Investments:
  Cash and short-term investments.........................  $  122,058,000   $   113,580,000   $   264,176,000
  Bonds, notes and redeemable preferred stocks available
     for sale, at fair value (amortized cost: September
     1996, $2,001,024,000; September 1997, $1,942,485,000;
     December 1997, $1,914,265,000).......................   1,987,271,000     1,986,194,000     1,957,256,000
  Mortgage loans..........................................      98,284,000       339,530,000       334,156,000
  Common stocks, at fair value
     (Cost: September 1996, $2,911,000;
     September 1997, $271,000;
     December 1997, $115,000).............................       3,970,000         1,275,000           288,000
  Real estate.............................................      39,724,000        24,000,000        24,000,000
  Other invested assets...................................      77,925,000       143,722,000        40,196,000
                                                            --------------   ---------------   ---------------
          Total investments...............................   2,329,232,000     2,608,301,000     2,620,072,000
Variable annuity assets...................................   6,311,557,000     9,343,200,000     9,602,687,000
Receivable from brokers for sales of securities...........      52,348,000                --                --
Accrued investment income.................................      19,675,000        21,759,000        23,328,000
Deferred acquisition costs................................     443,610,000       536,155,000       564,931,000
Other assets..............................................      48,113,000        61,524,000        71,551,000
                                                            --------------   ---------------   ---------------
          TOTAL ASSETS....................................  $9,204,535,000   $12,570,939,000   $12,882,569,000
                                                            ==============   ===============   ===============






LIABILITIES AND SHAREHOLDER'S EQUITY
Reserves, payables and accrued liabilities:
  Reserves for fixed annuity contracts....................  $1,789,962,000   $ 2,098,803,000   $ 2,087,965,000
  Reserves for guaranteed investment contracts............     415,544,000       295,175,000       301,212,000
  Payable to brokers for purchases of securities..........              --           263,000         6,959,000
  Income taxes currently payable..........................      21,486,000        32,265,000        53,218,000
  Other liabilities.......................................      74,710,000       122,728,000       107,073,000
                                                            --------------   ---------------   ---------------
          Total reserves, payables and accrued
            liabilities...................................   2,301,702,000     2,549,234,000     2,556,427,000
                                                            --------------   ---------------   ---------------
Variable annuity liabilities..............................   6,311,557,000     9,343,200,000     9,602,687,000
                                                            --------------   ---------------   ---------------
Subordinated notes payable to Parent......................      35,832,000        36,240,000        36,311,000
                                                            --------------   ---------------   ---------------
Deferred income taxes.....................................      70,189,000        67,047,000        68,328,000
                                                            --------------   ---------------   ---------------
Shareholder's equity:
  Common Stock............................................       3,511,000         3,511,000         3,511,000
  Additional paid-in capital..............................     280,263,000       308,674,000       308,674,000
  Retained earnings.......................................     207,002,000       244,628,000       288,976,000
  Net unrealized gains (losses) on debt and equity
     securities available for sale........................      (5,521,000)       18,405,000        17,655,000
                                                            --------------   ---------------   ---------------
          Total shareholder's equity......................     485,255,000       575,218,000       618,816,000
                                                            --------------   ---------------   ---------------
          TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY......  $9,204,535,000   $12,570,939,000   $12,882,569,000
                                                            ==============   ===============   ===============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                         CONSOLIDATED INCOME STATEMENT



                                                                                          THREE MONTHS ENDED
                                                  YEARS ENDED SEPTEMBER 30,                  DECEMBER 31,
                                          ------------------------------------------   -------------------------
                                              1995           1996           1997          1996          1997
                                          ------------   ------------   ------------   -----------   -----------
                                                                                              (UNAUDITED)
Investment income.......................  $129,466,000   $164,631,000   $210,759,000   $46,712,000   $59,855,000
                                          ------------   ------------   ------------   -----------   -----------
Interest expense on:
  Fixed annuity contracts...............   (72,975,000)   (82,690,000)  (109,217,000)  (25,191,000)  (27,821,000)
  Guaranteed investment contracts.......    (3,733,000)   (19,974,000)   (22,650,000)   (6,038,000)   (4,550,000)
  Senior indebtedness...................      (227,000)    (2,568,000)    (2,549,000)     (181,000)     (193,000)
  Subordinated notes payable to
     Parent.............................    (2,448,000)    (2,556,000)    (3,142,000)     (758,000)     (809,000)
                                          ------------   ------------   ------------   -----------   -----------
          Total interest expense........   (79,383,000)  (107,788,000)  (137,558,000)  (32,168,000)  (33,373,000)
                                          ------------   ------------   ------------   -----------   -----------
NET INVESTMENT INCOME...................    50,083,000     56,843,000     73,201,000    14,544,000    26,482,000
                                          ------------   ------------   ------------   -----------   -----------
NET REALIZED INVESTMENT GAINS
  (LOSSES)..............................    (4,363,000)   (13,355,000)   (17,394,000)  (19,116,000)   20,935,000
                                          ------------   ------------   ------------   -----------   -----------
Fee income:
  Variable annuity fees.................    84,171,000    103,970,000    139,492,000    30,606,000    44,364,000
  Net retained commissions..............    24,108,000     31,548,000     39,143,000     7,796,000    10,461,000
  Surrender charges.....................     5,889,000      5,184,000      5,529,000     1,350,000     1,289,000
  Asset management fees.................    26,935,000     25,413,000     25,764,000     6,418,000     6,903,000
  Other Fees............................     4,002,000      3,390,000      3,218,000       993,000       967,000
                                          ------------   ------------   ------------   -----------   -----------
          TOTAL FEE INCOME..............   145,105,000    169,505,000    213,146,000    47,163,000    63,984,000
                                          ------------   ------------   ------------   -----------   -----------
GENERAL AND ADMINISTRATIVE EXPENSES.....   (64,457,000)   (81,552,000)   (98,802,000)  (22,395,000)  (23,019,000)
AMORTIZATION OF DEFERRED ACQUISITION
  COSTS.................................   (58,713,000)   (57,520,000)   (66,879,000)  (13,817,000)  (17,202,000)
ANNUAL COMMISSIONS......................    (2,658,000)    (4,613,000)    (8,977,000)   (1,433,000)   (3,526,000)
                                          ------------   ------------   ------------   -----------   -----------
PRETAX INCOME...........................    64,997,000     69,308,000     94,295,000     4,946,000    67,654,000
Income tax expense......................   (25,739,000)   (24,252,000)   (31,169,000)   (1,600,000)  (23,306,000)
                                          ------------   ------------   ------------   -----------   -----------
NET INCOME..............................  $ 39,258,000   $ 45,056,000   $ 63,126,000   $ 3,346,000   $44,348,000
                                          ============   ============   ============   ===========   ===========



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY


                            STATEMENT OF CASH FLOWS



                                                                                                    THREE MONTHS ENDED
                                                     YEARS ENDED SEPTEMBER 30,                         DECEMBER 31,
                                        ---------------------------------------------------   -------------------------------
                                             1995              1996              1997              1996             1997
                                        ---------------   ---------------   ---------------   ---------------   -------------
                                                                                                        (UNAUDITED)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income............................  $    39,258,000   $    45,056,000   $    63,126,000   $     3,346,000   $  44,348,000
Adjustments to reconcile net income to
  net cash provided by operating
  activities:
  Interest credited to:
  Fixed annuity contracts.............       72,975,000        82,690,000       109,217,000        25,191,000      27,821,000
  Guaranteed investment contracts.....        3,733,000        19,974,000        22,650,000         6,038,000       4,550,000
  Net realized investment losses
    (gains)...........................        4,363,000        13,355,000        17,394,000        19,116,000     (20,935,000)
  Amortization (accretion) of net
    premiums (discounts) on
    investments.......................       (6,865,000)       (8,976,000)      (18,576,000)       (2,615,000)      1,966,000
  Amortization of goodwill............        1,168,000         1,169,000         1,187,000           291,000         293,000
  Provision for deferred income
    taxes.............................       (1,489,000)       (3,351,000)      (16,024,000)       (5,305,000)      1,682,000
Change in:
  Accrued investment income...........        3,373,000        (5,483,000)       (2,084,000)         (729,000)     (1,569,000)
  Deferred acquisition costs..........       (7,180,000)      (60,941,000)     (113,145,000)      (28,927,000)    (28,376,000)
  Other assets........................        7,047,000        (8,000,000)      (14,598,000)       (7,788,000)    (10,320,000)
  Income taxes currently payable......        3,389,000         5,766,000        10,779,000         2,321,000      20,953,000
  Other liabilities...................        4,063,000         5,474,000        14,187,000         3,924,000      (4,036,000)
Other, net............................            7,000          (129,000)          418,000            (6,000)        126,000
                                        ---------------   ---------------   ---------------   ---------------   -------------
NET CASH PROVIDED BY OPERATING
  ACTIVITIES:.........................      123,842,000        86,604,000        74,531,000        14,857,000      36,503,000
                                        ---------------   ---------------   ---------------   ---------------   -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchases of:
    Bonds, notes and redeemable
      preferred stocks................   (1,556,586,000)   (1,937,890,000)   (2,566,211,000)   (1,068,608,000)   (456,172,000)
    Mortgage loans....................               --       (15,000,000)     (266,771,000)      (25,124,000)             --
    Other investments, excluding
      short-term investments..........      (13,028,000)      (36,770,000)      (75,556,000)       (3,108,000)             --
  Sales of:
    Bonds, notes and redeemable
      preferred stocks................    1,026,078,000     1,241,928,000     2,299,063,000       833,249,000     288,402,000
    Real estate.......................       36,813,000           900,000                --                --              --
    Other investments, excluding
      short-term investments..........        5,130,000         4,937,000         6,421,000           856,000      43,135,000
  Redemptions and maturities of:
    Bonds, notes and redeemable
      preferred stocks................      178,688,000       288,969,000       376,847,000        67,201,000     214,105,000
    Mortgage loans....................       14,403,000        11,324,000        25,920,000                --       5,996,000
    Other investments, excluding
      short-term investments..........       13,286,000        20,749,000        23,940,000         7,027,000      67,475,000
                                        ---------------   ---------------   ---------------   ---------------   -------------
NET CASH PROVIDED (USED) BY INVESTING
  ACTIVITIES..........................     (295,216,000)     (420,853,000)     (176,347,000)     (188,507,000)    162,941,000
                                        ===============   ===============   ===============   ===============   =============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY



                CONSOLIDATED STATEMENT OF CASH FLOWS (CONTINUED)



                                                                                         THREE MONTHS ENDED
                                             YEARS ENDED SEPTEMBER 30,                      DECEMBER 31,
                                   ----------------------------------------------   ----------------------------
                                       1995            1996             1997            1996           1997
                                   -------------   -------------   --------------   ------------   -------------
CASH FLOWS FROM FINANCING
  ACTIVITIES:
  Premium receipts on:
       Fixed annuity contracts...    245,320,000     651,649,000    1,097,937,000    325,993,000     261,968,000
       Guaranteed investment
          contracts..............    275,000,000     134,967,000       55,000,000      5,000,000       5,619,000
  Net exchanges to (from) the
     fixed accounts of variable
     annuity contracts...........     10,475,000    (236,705,000)    (620,367,000)   (82,234,000)   (242,466,000)
  Withdrawal payments on:
       Fixed annuity contracts...   (237,977,000)   (173,489,000)    (242,589,000)   (25,292,000)    (49,414,000)
       Guaranteed investment
          contracts..............     (1,638,000)    (16,492,000)    (198,062,000)    (5,711,000)     (4,131,000)
  Claims and annuity payments on
     fixed annuity contracts.....    (31,237,000)    (31,107,000)     (35,731,000)    (8,741,000)     (8,876,000)
  Net receipts from (repayment
     of) other short-term
     financings..................      3,202,000    (119,712,000)      34,239,000     10,308,000     (11,548,000)
  Capital contributions
     received....................             --      27,387,000       28,411,000     28,411,000              --
  Dividends paid.................             --     (29,400,000)     (25,500,000)            --              --
                                   -------------   -------------   --------------   ------------   -------------
NET CASH PROVIDED (USED) BY
  FINANCING ACTIVITIES...........    263,145,000     207,098,000       93,338,000    247,734,000     (48,848,000)
                                   -------------   -------------   --------------   ------------   -------------
NET INCREASE (DECREASE) IN CASH
  AND SHORT-TERM INVESTMENTS.....     91,771,000    (127,151,000)      (8,478,000)    74,084,000     150,596,000
CASH AND SHORT-TERM INVESTMENTS
  AT BEGINNING OF PERIOD.........    157,438,000     249,209,000      122,058,000    122,058,000     113,580,000
                                   -------------   -------------   --------------   ------------   -------------
CASH AND SHORT-TERM INVESTMENTS
  AT END OF PERIOD...............  $ 249,209,000   $ 122,058,000   $  113,580,000   $196,142,000   $ 264,176,000
                                   =============   =============   ==============   ============   =============
Supplemental cash flow
  information:
  Interest paid on
     indebtedness................  $   3,235,000   $   5,982,000   $    7,032,000   $    288,000   $     318,000
                                   =============   =============   ==============   ============   =============
  Net income taxes paid..........  $  23,656,000   $  22,031,000   $   36,420,000   $  4,584,000   $     794,000
                                   =============   =============   ==============   ============   =============



                             See accompanying notes

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF OPERATIONS

Anchor National Life Insurance Company (the "Company") is a wholly owned indirect subsidiary of SunAmerica, Inc. (the "Parent"). The Company is an Arizona-domiciled life insurance company and conducts its business through three segments: annuity operations, asset management and broker-dealer operations. Annuity operations include the sale and administration of fixed and variable annuities and guaranteed investment contracts. Asset management, which includes the sale and management of mutual funds, is conducted by SunAmerica Asset Management Corp. Broker-dealer operations include the sale of securities and financial services products, and are conducted by Royal Alliance Associates, Inc.

The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company's financial products is influenced by many factors, including general market rates of interest; strength, weakness and volatility of equity markets; and terms and conditions of competing financial products. The Company is exposed to the typical risks normally associated with a portfolio of fixed-income securities, namely interest rate, option, liquidity and credit risk. The Company controls its exposure to these risks by, among other things, closely monitoring and matching the duration of its assets and liabilities, monitoring and limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. The Company also is exposed to market risk, as market volatility may result in reduced fee income in the case of assets managed in mutual funds and held in separate accounts.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION: The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles and include the accounts of the Company and all of its wholly owned subsidiaries. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period amounts have been reclassified to conform with the 1997 presentation.

The preparation of financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

INVESTMENTS: Cash and short-term investments primarily include cash, commercial paper, money market investments, repurchase agreements and short-term bank participations. All such investments are carried at cost plus accrued interest, which approximates fair value, have maturities of three months or less and are considered cash equivalents for purposes of reporting cash flows.

Bonds, notes and redeemable preferred stocks available for sale and common stocks are carried at aggregate fair value and changes in unrealized gains or losses, net of tax, are credited or charged directly to shareholder's equity. Bonds, notes and redeemable preferred stocks are reduced to estimated net realizable value when necessary for declines in value considered to be other than temporary. Estimates of net realizable value are subjective and actual realization will be dependent upon future events.

Mortgage loans are carried at amortized unpaid balances, net of provisions for estimated losses. Real estate is carried at the lower of cost or fair value. Other invested assets include investments in limited partnerships, which are accounted for by using the cost method of accounting; separate account investments; leveraged leases; policy loans, which are carried at unpaid balances; and collateralized mortgage obligation residuals.

Realized gains and losses on the sale of investments are recognized in operations at the date of sale and are determined using the specific cost identification method. Premiums and discounts on investments are amortized to investment income using the interest method over the contractual lives of the investments.

INTEREST RATE SWAP AGREEMENTS: The net differential to be paid or received on interest rate swap agreements ("Swap Agreements") entered into to reduce the impact of changes in interest rates is recognized over the lives of the agreements, and such differential is classified as Interest Expense in the income statement. All outstanding Swap Agreements are designated as hedges and, therefore, are not marked to market. However, in the event that a hedged asset/liability were to be sold or repaid before the related Swap Agreement matures, the Swap Agreement would be marked to market and any gain/loss classified with any gain/loss realized on the disposition of the hedged asset/liability. Subsequently, the Swap

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)
Agreement would be marked to market and the resulting change in fair value would be included in Investment Income in the income statement. In the event that a Swap Agreement that is designated as a hedge were to be terminated before its contractual maturity, any resulting gain/loss would be credited/charged to the carrying value of the asset/liability that it hedged.

DEFERRED ACQUISITION COSTS: Policy acquisition costs are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the annuity contracts. Estimated gross profits are composed of net interest income, net realized investment gains and losses, variable annuity fees, surrender charges and direct administrative expenses. Costs incurred to sell mutual funds are also deferred and amortized over the estimated lives of the funds obtained. Deferred acquisition costs consist of commissions and other costs that vary with, and are primarily related to, the production or acquisition of new business.

As debt and equity securities available for sale are carried at aggregate fair value, an adjustment is made to deferred acquisition costs equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. The change in this adjustment, net of tax, is included with the change in net unrealized gains or losses on debt and equity securities available for sale that is credited or charged directly to shareholder's equity. Deferred Acquisition Costs have been decreased by $16,400,000 at September 30, 1997 and increased by $4,200,000 at September 30, 1996 for this adjustment.

VARIABLE ANNUITY ASSETS AND LIABILITIES: The assets and liabilities resulting from the receipt of variable annuity premiums are segregated in separate accounts. The Company receives administrative fees for managing the funds and other fees for assuming mortality and certain expense risks. Such fees are included in Variable Annuity Fees in the income statement.

GOODWILL: Goodwill, amounting to $18,311,000 at September 30, 1997, is amortized by using the straight-line method over periods averaging 25 years and is included in Other Assets in the balance sheet. Goodwill is evaluated for impairment when events or changes in economic conditions indicate that the carrying amount may not be recoverable.

CONTRACTHOLDER RESERVES: Contractholder reserves for fixed annuity contracts and guaranteed investment contracts are accounted for as investment-type contracts in accordance with Statement of Financial Accounting Standards No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," and are recorded at accumulated value (premiums received, plus accrued interest, less withdrawals and assessed fees).

FEE INCOME: Variable annuity fees, asset management fees and surrender charges are recorded in income as earned. Net retained commissions are recognized as income on a trade-date basis.

INCOME TAXES: The Company is included in the consolidated federal income tax return of the Parent and files as a "life insurance company" under the provisions of the Internal Revenue Code of 1986. Income taxes have been calculated as if the Company filed a separate return. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................  $   18,496,000       $   18,962,000
  Mortgage-backed securities................................     636,018,000          649,196,000
  Securities of public utilities............................      22,792,000           22,893,000
  Corporate bonds and notes.................................     984,573,000        1,012,559,000
  Redeemable preferred stocks...............................       6,125,000            6,681,000
  Other debt securities.....................................     274,481,000          275,903,000
                                                              --------------       --------------
  Total available for sale..................................  $1,942,485,000       $1,986,194,000
                                                              ==============       ==============
AT SEPTEMBER 30, 1996:
  Securities of the United States Government................  $  311,458,000       $  304,538,000
  Mortgage-backed securities................................     747,653,000          741,876,000
  Securities of public utilities............................       3,684,000            3,672,000
  Corporate bonds and notes.................................     590,071,000          591,148,000
  Redeemable preferred stocks...............................       9,064,000            8,664,000
  Other debt securities.....................................     339,094,000          337,373,000
                                                              --------------       --------------
  Total available for sale..................................  $2,001,024,000       $1,987,271,000
                                                              ==============       ==============

The amortized cost and estimated fair value of bonds, notes and redeemable preferred stocks available for sale by contractual maturity, as of September 30, 1997, follow:

                                                              AMORTIZED COST    ESTIMATED FAIR VALUE
                                                              --------------    --------------------
Due in one year or less.....................................  $   19,067,000       $   20,575,000
Due after one year through five years.......................     277,350,000          281,296,000
Due after five years through ten years......................     631,083,000          650,242,000
Due after ten years.........................................     378,967,000          384,885,000
Mortgage-backed securities..................................     636,018,000          649,196,000
                                                              --------------       --------------
Total available for sale....................................  $1,942,485,000       $1,986,194,000
                                                              ==============       ==============

Actual maturities of bonds, notes and redeemable preferred stocks will differ from those shown above due to prepayments and redemptions.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)
Gross unrealized gains and losses on bonds, notes and redeemable preferred stocks available for sale by major category follow:

                                                                   GROSS               GROSS
                                                                 UNREALIZED          UNREALIZED
                                                                   GAINS               LOSSES
                                                              ----------------    ----------------
AT SEPTEMBER 30, 1997:
  Securities of the United States Government................    $   498,000         $    (32,000)
  Mortgage-backed securities................................     14,998,000           (1,820,000)
  Securities of public utilities............................        141,000              (40,000)
  Corporate bonds and notes.................................     28,691,000             (705,000)
  Redeemable preferred stocks...............................        556,000                   --
  Other debt securities.....................................      1,569,000             (147,000)
                                                                -----------         ------------
  Total available for sale..................................    $46,453,000         $ (2,744,000)
                                                                ===========         ============
AT SEPTEMBER 30, 1996:
  Securities of the United States Government................    $   284,000         $ (7,204,000)
  Mortgage-backed securities................................      7,734,000          (13,511,000)
  Securities of public utilities............................          1,000              (13,000)
  Corporate bonds and notes.................................     11,709,000          (10,632,000)
  Redeemable preferred stocks...............................         16,000             (416,000)
  Other debt securities.....................................        431,000           (2,152,000)
                                                                -----------         ------------
  Total available for sale..................................    $20,175,000         $(33,928,000)
                                                                ===========         ============

At September 30, 1997, gross unrealized gains on equity securities available for sale aggregated $1,004,000 and there were no unrealized losses. At September 30, 1996, gross unrealized gains on equity securities available for sale aggregated $1,368,000 and gross unrealized losses aggregated $309,000.

Gross realized investment gains and losses on sales of investments are as follows:

                                                                YEARS ENDED SEPTEMBER 30,
                                                       --------------------------------------------
                                                           1997            1996            1995
                                                       ------------    ------------    ------------
BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS:
  Available for sale:
     Realized gains..................................  $ 22,179,000    $ 14,532,000    $ 15,983,000
     Realized losses.................................   (25,310,000)    (10,432,000)    (21,842,000)
  Held for investment:
     Realized gains..................................            --              --       2,413,000
     Realized losses.................................            --              --        (586,000)
COMMON STOCKS:
  Realized gains.....................................     4,002,000         511,000         994,000
  Realized losses....................................      (312,000)     (3,151,000)       (114,000)
OTHER INVESTMENTS:
  Realized gains.....................................     2,450,000       1,135,000       3,561,000
  Realized losses....................................            --              --         (12,000)
IMPAIRMENT WRITEDOWNS................................   (20,403,000)    (15,950,000)     (4,760,000)
                                                       ------------    ------------    ------------
Total net realized investment losses.................  $(17,394,000)   $(13,355,000)   $ (4,363,000)
                                                       ============    ============    ============

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

3.  INVESTMENTS -- (CONTINUED)
The sources and related amounts of investment income are as follows:

                                                                YEARS ENDED SEPTEMBER 30,
                                                       --------------------------------------------
                                                           1997            1996            1995
                                                       ------------    ------------    ------------
Short-term investments...............................  $ 11,780,000    $ 10,647,000    $  8,308,000
Bonds, notes and redeemable preferred stocks.........   163,038,000     140,387,000     107,643,000
Mortgage loans.......................................    17,632,000       8,701,000       7,419,000
Common stocks........................................        16,000           8,000           3,000
Real estate..........................................      (296,000)       (196,000)        (51,000)
Limited partnerships.................................     6,725,000       4,073,000       5,128,000
Other invested assets................................    11,864,000       1,011,000       1,016,000
                                                       ------------    ------------    ------------
          Total investment income....................  $210,759,000    $164,631,000    $129,466,000
                                                       ============    ============    ============

Expenses incurred to manage the investment portfolio amounted to $2,050,000 for the year ended September 30, 1997, $1,737,000 for the year ended September 30, 1996, and $1,983,000 for the year ended September 30, 1995 and are included in General and Administrative Expenses in the income statement.

At September 30, 1997, no investment exceeded 10% of the Company's consolidated shareholder's equity.

At September 30, 1997, mortgage loans were collateralized by properties located in 21 states, with loans totaling approximately 13% of the aggregate carrying value of the portfolio secured by properties located in New York and approximately 12% by properties located in California. No more than 10% of the portfolio was secured by properties in any other single state.

At September 30, 1997, bonds, notes and redeemable preferred stocks included $216,877,000 (fair value of $227,169,000) of bonds and notes not rated investment grade. The Company had no material concentrations of non-investment-grade assets at September 30, 1997.

At September 30, 1997, the amortized cost of investments in default as to the payment of principal or interest was $1,378,000, consisting of $500,000 of non-investment-grade bonds and $878,000 of mortgage loans. Such nonperforming investments had an estimated fair value of $1,378,000.

As a component of its asset and liability management strategy, the Company utilizes Swap Agreements to match assets more closely to liabilities. Swap Agreements are agreements to exchange with a counterparty interest rate payments of differing character (for example, variable-rate payments exchanged for fixed-rate payments) based on an underlying principal balance (notional principal) to hedge against interest rate changes. The Company typically utilizes Swap Agreements to create a hedge that effectively converts floating-rate assets and liabilities to fixed-rate instruments. At September 30, 1997, the Company had one outstanding Swap Agreement with a notional principal amount of $15.9 million, which matures in December, 2024. The net interest paid amounted to $0.1 million for the year ended September 30, 1997, and is included in Interest Expense on Guaranteed Investment Contracts in the income statement.

At September 30, 1997, $5,276,000 of bonds, at amortized cost, were on deposit with regulatory authorities in accordance with statutory requirements.

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The following estimated fair value disclosures are limited to reasonable estimates of the fair value of only the Company's financial instruments. The disclosures do not address the value of the Company's recognized and unrecognized nonfinancial assets (including its real estate investments and other invested assets except for cost-method partnerships) and liabilities or the value of anticipated future business. The Company does not plan to sell most of its assets or settle most of its liabilities at these estimated fair values.

The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Selling expenses and potential taxes are not included. The

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4. FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED) estimated fair value amounts were determined using available market information, current pricing information and various valuation methodologies. If quoted market prices were not readily available for a financial instrument, management determined an estimated fair value. Accordingly, the estimates may not be indicative of the amounts the financial instruments could be exchanged for in a current or future market transaction.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

CASH AND SHORT TERM INVESTMENTS: Carrying value is considered to be a reasonable estimate of fair value.

BONDS, NOTES AND REDEEMABLE PREFERRED STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

MORTGAGE LOANS: Fair values are primarily determined by discounting future cash flows to the present at current market rates, using expected prepayment rates.

COMMON STOCKS: Fair value is based principally on independent pricing services, broker quotes and other independent information.

COST-METHOD PARTNERSHIPS: Fair value of limited partnerships accounted for by using the cost method is based upon the fair value of the net assets of the partnerships as determined by the general partners.

VARIABLE ANNUITY ASSETS: Variable annuity assets are carried at the market value of the underlying securities.

RECEIVABLE FROM (PAYABLE TO) BROKERS FOR SALES (PURCHASES) OF SECURITIES: Such obligations represent net transactions of a short-term nature for which the carrying value is considered a reasonable estimate of fair value.

RESERVES FOR FIXED ANNUITY CONTRACTS: Deferred annuity contracts and single premium life contracts are assigned a fair value equal to current net surrender value. Annuitized contracts are valued based on the present value of future cash flows at current pricing rates.

RESERVES FOR GUARANTEED INVESTMENT CONTRACTS: Fair value is based on the present value of future cash flows at current pricing rates and is net of the estimated fair value of hedging Swap Agreements, determined from independent broker quotes.

VARIABLE ANNUITY LIABILITIES: Fair values of contracts in the accumulation phase are based on net surrender values. Fair values of contracts in the payout phase are based on the present value of future cash flows at assumed investment rates.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS -- (CONTINUED)
SUBORDINATED NOTES PAYABLE TO PARENT: Fair value is estimated based on the quoted market prices for similar issues.

The estimated fair values of the Company's financial instruments at September 30, 1997 and 1996, compared with their respective carrying values, are as follows:

                                                           CARRYING VALUE      FAIR VALUE
                                                           --------------    --------------
1997:
ASSETS:
  Cash and short-term investments........................  $  113,580,000    $  113,580,000
  Bonds, notes and redeemable preferred stocks...........   1,986,194,000     1,986,194,000
  Mortgage loans.........................................     339,530,000       354,495,000
  Common stocks..........................................       1,275,000         1,275,000
  Cost-method partnerships...............................      46,880,000        84,186,000
  Variable annuity assets................................   9,343,200,000     9,343,200,000
LIABILITIES:
  Reserves for fixed annuity contracts...................   2,098,803,000     2,026,258,000
  Reserves for guaranteed investment contracts...........     295,175,000       295,175,000
  Payable to brokers for purchases of securities.........         263,000           263,000
  Variable annuity liabilities...........................   9,343,200,000     9,077,200,000
  Subordinated notes payable to Parent...................      36,240,000        37,393,000
                                                           ==============    ==============
1996:
ASSETS:
  Cash and short-term investments........................  $  122,058,000    $  122,058,000
  Bonds, notes and redeemable preferred stocks...........   1,987,271,000     1,987,271,000
  Mortgage loans.........................................      98,284,000       102,112,000
  Common stocks..........................................       3,970,000         3,970,000
  Cost-method partnerships...............................      45,070,000        70,553,000
  Receivable from brokers for sales of securities........      52,348,000        52,348,000
  Variable annuity assets................................   6,311,557,000     6,311,557,000
LIABILITIES:
  Reserves for fixed annuity contracts...................   1,789,962,000     1,738,784,000
  Reserves for guaranteed investment contracts...........     415,544,000       416,695,000
  Variable annuity liabilities...........................   6,311,557,000     6,117,508,000
  Subordinated notes payable to Parent...................      35,832,000        37,339,000
                                                           ==============    ==============

5.  SUBORDINATED NOTES PAYABLE TO PARENT

Subordinated notes payable to Parent equalled $36,240,000 at an interest rate of 9% at September 30, 1997 and require principal payments of $7,500,000 in 1998, $23,060,000 in 1999 and $5,400,000 in 2000.

6.  CONTINGENT LIABILITIES

The Company has entered into three agreements in which it has provided liquidity support for certain short-term securities of three municipalities by agreeing to purchase such securities in the event there is no other buyer in the short-term marketplace. In return the Company receives a fee. The maximum liability under these guarantees is $242,600,000. Management does not anticipate any material future losses with respect to these liquidity support facilities.

The Company is involved in various kinds of litigation common to its businesses. These cases are in various stages of development and, based on reports of counsel, management believes that provisions made for potential losses relating to such litigation are adequate and any further liabilities and costs will not have a material adverse impact upon the Company's financial position or results of operations.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

7.  SHAREHOLDER'S EQUITY

The Company is authorized to issue 4,000 shares of its $1,000 par value Common Stock. At September 30, 1997 and 1996, 3,511 shares were outstanding.

Changes in shareholder's equity are as follows:

                                                                YEARS ENDED SEPTEMBER 30,
                                                       --------------------------------------------
                                                           1997            1996            1995
                                                       ------------    ------------    ------------
ADDITIONAL PAID-IN CAPITAL:
  Beginning balance..................................  $280,263,000    $252,876,000    $252,876,000
  Capital contributions received.....................    28,411,000      27,387,000              --
                                                       ------------    ------------    ------------
  Ending balance.....................................  $308,674,000    $280,263,000    $252,876,000
                                                       ============    ============    ============
RETAINED EARNINGS:
  Beginning balance..................................   207,002,000     191,346,000     152,088,000
  Net income.........................................    63,126,000      45,056,000      39,258,000
  Dividend paid......................................   (25,500,000)    (29,400,000)             --
                                                       ------------    ------------    ------------
  Ending balance.....................................  $244,628,000    $207,002,000    $191,346,000
                                                       ============    ============    ============
                                                                YEARS ENDED SEPTEMBER 30,
                                                       --------------------------------------------
                                                           1997            1996            1995
                                                       ------------    ------------    ------------
NET UNREALIZED GAINS/LOSSES ON DEBT AND EQUITY
  SECURITIES AVAILABLE FOR SALE:
  Beginning balance..................................  $ (5,521,000)   $ (5,673,000)   $(24,953,000)
  Change in net unrealized gains/losses on debt
     securities available for sale...................    57,463,000      (2,904,000)     71,302,000
  Change in net unrealized gains/losses on equity
     securities available for sale...................       (55,000)      3,538,000      (1,240,000)
  Change in adjustment to deferred acquisition
     costs...........................................   (20,600,000)       (400,000)    (40,400,000)
  Tax effects of net changes.........................   (12,882,000)        (82,000)    (10,382,000)
                                                       ------------    ------------    ------------
  Ending balance.....................................  $ 18,405,000    $ (5,521,000)   $ (5,673,000)
                                                       ============    ============    ============

Dividends that the Company may pay to its shareholder in any year without prior approval of the Arizona Department of Insurance are limited by statute. The maximum amount of dividends which can be paid to shareholders of insurance companies domiciled in the state of Arizona without obtaining the prior approval of the Insurance Commissioner is limited to the lesser of either 10% of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Dividends in the amounts of $25,500,000 and $29,400,000 were paid on April 1, 1997 and March 18, 1996, respectively. No dividends were paid in fiscal year 1995.

Under statutory accounting principles utilized in filings with insurance regulatory authorities, the Company's net income for the nine months ended September 30, 1997 was $45,743,000. The statutory net income for the year ended December 31, 1996 was $27,928,000 and for the year ended December 31, 1995 was $30,673,000. The Company's statutory capital and surplus was $325,712,000 at September 30, 1997, $311,176,000 at December 31, 1996 and $294,767,000 at
December 31, 1995.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.  INCOME TAXES

The components of the provisions for federal income taxes on pretax income consist of the following:

                                                    NET REALIZED
                                                  INVESTMENT GAINS
                                                      (LOSSES)         OPERATIONS        TOTAL
                                                  ----------------    ------------    ------------
1997:
Currently payable...............................    $ (3,635,000)     $ 50,828,000    $ 47,193,000
Deferred........................................      (2,258,000)      (13,766,000)    (16,024,000)
                                                    ------------      ------------    ------------
     Total income tax expense...................    $ (5,893,000)     $ 37,062,000    $ 31,169,000
                                                    ============      ============    ============
1996:
Currently payable...............................    $  5,754,000      $ 21,849,000    $ 27,603,000
Deferred........................................     (10,347,000)        6,996,000      (3,351,000)
                                                    ------------      ------------    ------------
     Total income tax expense...................    $ (4,593,000)     $ 28,845,000    $ 24,252,000
                                                    ============      ============    ============
1995:
Currently payable...............................    $  4,248,000      $ 22,980,000    $ 27,228,000
Deferred........................................      (6,113,000)        4,624,000      (1,489,000)
                                                    ------------      ------------    ------------
     Total income tax expense...................    $ (1,865,000)     $ 27,604,000    $ 25,739,000
                                                    ============      ============    ============

Income taxes computed at the United States federal income tax rate of 35% and income taxes provided differ as follows:

                                                              YEARS ENDED SEPTEMBER 30,
                                                      -----------------------------------------
                                                         1997           1996           1995
                                                      -----------    -----------    -----------
Amount computed at statutory rate...................  $33,003,000    $24,258,000    $22,749,000
Increases (decreases) resulting from:
  Amortization of differences between book and tax
     bases of net assets acquired...................      666,000        464,000      3,049,000
  State income taxes, net of federal tax benefit....    1,950,000      2,070,000        437,000
  Dividends-received deduction......................   (4,270,000)    (2,357,000)            --
  Tax credits.......................................     (318,000)      (257,000)      (168,000)
  Other, net........................................      138,000         74,000       (328,000)
                                                      -----------    -----------    -----------
     Total income tax expense.......................  $31,169,000    $24,252,000    $25,739,000
                                                      ===========    ===========    ===========

For United States federal income tax purposes, certain amounts from life insurance operations are accumulated in a memorandum policyholders' surplus account and are taxed only when distributed to shareholders or when such account exceeds prescribed limits. The accumulated policyholders' surplus was $14,300,000 at September 30, 1997. The Company does not anticipate any transactions which would cause any part of this surplus to be taxable.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

8.  INCOME TAXES -- (CONTINUED)
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of the liability for Deferred Income Taxes are as follows:

                                                                     SEPTEMBER 30,
                                                             -----------------------------
                                                                 1997             1996
                                                             -------------    ------------
DEFERRED TAX LIABILITIES:
Investments................................................  $  13,160,000    $ 15,036,000
Deferred acquisition costs.................................    154,949,000     136,747,000
State income taxes.........................................      1,777,000       1,466,000
Net unrealized gains on debt and equity securities
  available for sale.......................................      9,910,000              --
                                                             -------------    ------------
Total deferred tax liabilities.............................    179,796,000     153,249,000
                                                             -------------    ------------
DEFERRED TAX ASSETS:
Contractholder reserves....................................   (108,090,000)    (77,522,000)
Guaranty fund assessments..................................     (2,707,000)     (1,031,000)
Other assets...............................................     (1,952,000)     (1,534,000)
Net unrealized losses on debt and equity securities
  available for sale.......................................             --      (2,973,000)
                                                             -------------    ------------
Total deferred tax assets..................................   (112,749,000)    (83,060,000)
                                                             -------------    ------------
Deferred income taxes......................................  $  67,047,000    $ 70,189,000
                                                             =============    ============

9.  RELATED PARTY MATTERS

The Company pays commissions to two affiliated companies, SunAmerica Securities, Inc. and Advantage Capital Corp. Commissions paid to these broker-dealers totaled $25,492,000 in 1997, $16,906,000 in 1996, and $9,435,000 in 1995. These
broker-dealers, when combined with the Company's wholly owned broker-dealer, represent a significant portion of the Company's business, amounting to approximately 36.1%, 38.3%, and 40.6% of premiums in 1997, 1996, and 1995, respectively. The Company also sells its products through unaffiliated broker-dealers, the largest two of which represented approximately 19.2% and 10.1% of premiums in 1997, 19.7% and 10.2% in 1996, and 18.8% and 4.3% in 1995,
respectively.

The Company purchases administrative, investment management, accounting, marketing and data processing services from SunAmerica Financial, Inc., whose purpose is to provide services to the SunAmerica companies. Amounts paid for such services totaled $86,116,000 for the year ended September 30, 1997, $65,351,000 for the year ended September 30, 1996 and $42,083,000 for the year ended September 30, 1995. Such amounts are included in General and Administrative Expenses in the income statement.

The Parent made capital contributions of $28,411,000 in December 1996 and $27,387,000 in December 1995 to the Company, through the Company's direct parent, in exchange for the termination of its guaranty with respect to certain real estate owned in Arizona. Accordingly, the Company reduced the carrying value of this real estate to estimated fair value to reflect the termination of the guaranty.

During the year ended September 30, 1995, the Company sold to the Parent real estate for cash equal to its carrying value of $29,761,000.

During the year ended September 30, 1997, the Company sold various invested assets to SunAmerica Life Insurance Company and to CalAmerica Life Insurance Company for cash equal to their current market values of $15,776,000 and $15,000, respectively. The Company recorded net gains aggregating $276,000 on such transactions.

During the year ended September 30, 1997, the Company also purchased certain invested assets from SunAmerica Life Insurance Company and from CalAmerica Life Insurance Company for cash equal to their current market values of $8,717,000 and $284,000, respectively.

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

9.  RELATED PARTY MATTERS -- (CONTINUED)
During the year ended September 30, 1996, the Company sold various invested assets to the Parent and to SunAmerica Life Insurance Company for cash equal to their current market values of $274,000 and $47,321,000, respectively. The Company recorded net losses aggregating $3,000 on such transactions.

During the year ended September 30, 1996, the Company also purchased certain invested assets from SunAmerica Life Insurance Company for cash equal to their current market values, which aggregated $28,379,000.

10.  BUSINESS SEGMENTS

Summarized data for the Company's business segments follow:

                                                           TOTAL
                                                      DEPRECIATION AND
                                  TOTAL REVENUES    AMORTIZATION EXPENSE    PRETAX INCOME     TOTAL ASSETS
                                  --------------    --------------------    -------------    ---------------
1997:
Annuity operations..............   $332,845,000         $55,675,000          $74,792,000     $12,438,021,000
Broker-dealer operations........     38,005,000             689,000           16,705,000          51,400,000
Asset management................     35,661,000          16,357,000            2,798,000          81,518,000
                                   ------------         -----------          -----------     ---------------
     Total......................   $406,511,000         $72,721,000          $94,295,000     $12,570,939,000
                                   ============         ===========          ===========     ===============
1996:
Annuity operations..............   $256,681,000         $43,974,000          $53,827,000     $ 9,092,770,000
Broker-dealer operations........     31,053,000             449,000           13,033,000          37,355,000
Asset management................     33,047,000          18,295,000            2,448,000          74,410,000
                                   ------------         -----------          -----------     ---------------
     Total......................   $320,781,000         $62,718,000          $69,308,000     $ 9,204,535,000
                                   ============         ===========          ===========     ===============
1995:
Annuity operations..............   $211,587,000         $38,350,000          $55,462,000     $ 7,667,946,000
Broker-dealer operations........     24,194,000             411,000            9,025,000          29,241,000
Asset management................     34,427,000          24,069,000              510,000          86,510,000
                                   ------------         -----------          -----------     ---------------
     Total......................   $270,208,000         $62,830,000          $64,997,000     $ 7,783,697,000
                                   ============         ===========          ===========     ===============

================================================================================
                 APPENDIX A -- CONDENSED FINANCIAL INFORMATION
================================================================================

                                                 INCEPTION TO   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                  PORTFOLIOS                       11/30/93      11/30/94      11/30/95      11/30/96      11/30/97
=====================================================================================================================
Capital Appreciation (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    11.14    $    10.64    $    14.19    $    17.63
  End AUV......................................   $   11.14     $    10.64    $    14.19    $    17.63    $    21.26
  End #AUs.....................................   3,606,855      8,462,152    13,247,155    20,470,395    24,889,133
---------------------------------------------------------------------------------------------------------------------
Growth (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.78    $    10.41    $    12.95    $    16.32
  End AUV......................................   $   10.78     $    10.41    $    12.95    $    16.32    $    20.31
  End #AUs.....................................   1,719,857      3,950,678     5,968,263     7,557,844     9,747,428
---------------------------------------------------------------------------------------------------------------------
Natural Resources (Inception Date -- 10/31/94)
  Beginning AUV................................          --     $    10.00    $     9.27    $    10.78    $    12.13
  End AUV......................................          --     $     9.27    $    10.78    $    12.13    $    11.14
  End #AUs.....................................          --         51,412       848,159     2,171,050     2,937,198
---------------------------------------------------------------------------------------------------------------------
Government and Quality Bond (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.32    $     9.81    $    11.51    $    11.94
  End AUV......................................   $   10.32     $     9.81    $    11.51    $    11.94    $    12.65
  End #AUs.....................................   6,479,985      7,008,717     8,504,677     9,176,239    10,047,042
---------------------------------------------------------------------------------------------------------------------
Emerging Markets (Inception Date -- 6/2/97)
  Beginning AUV................................          --             --            --            --    $    10.00
  End AUV......................................          --             --            --            --    $     7.97
  End #AUs.....................................          --             --            --            --     1,751,922
---------------------------------------------------------------------------------------------------------------------
Aggressive Growth (Inception Date -- 6/3/96)
  Beginning AUV................................          --             --            --    $    10.00    $    10.29
  End AUV......................................          --             --            --    $    10.29    $    11.51
  End #AUs.....................................          --             --            --     3,165,900     7,215,024
---------------------------------------------------------------------------------------------------------------------
International Growth and Income (Inception Date -- 6/2/97)
  Beginning AUV................................          --             --            --            --    $    10.00
  End AUV......................................          --             --            --            --    $    10.33
  End #AUs.....................................          --             --            --            --     2,721,228
---------------------------------------------------------------------------------------------------------------------
International Diversified Equities (Inception
  Date -- 10/31/94)
  Beginning AUV................................          --     $    10.00    $     9.77    $    10.07    $    11.39
  End AUV......................................          --     $     9.77    $    10.07    $    11.39    $    11.62
  End #AUs.....................................          --        271,316     4,659,066    12,762,343    18,010,557
---------------------------------------------------------------------------------------------------------------------
Global Equities (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.86    $    11.43    $    13.01    $    15.15
  End AUV......................................   $   10.86     $    11.43    $    13.01    $    15.15    $    16.90
  End #AUs.....................................   3,964,021     11,705,418    12,350,883    15,583,207    18,376,185
---------------------------------------------------------------------------------------------------------------------
Real Estate (Inception Date -- 6/2/97)
  Beginning AUV................................          --             --            --            --    $    10.00
  End AUV......................................          --             --            --            --    $    11.44
  End #AUs.....................................          --             --            --            --     1,632,804
---------------------------------------------------------------------------------------------------------------------
Putnam Growth* (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $     9.92    $     9.79    $    12.60    $    14.88
  End AUV......................................   $    9.92     $     9.79    $    12.60    $    14.88    $    18.47
  End #AUs.....................................   4,322,769      7,610,104     8,932,998    10,354,025    11,336,732
---------------------------------------------------------------------------------------------------------------------
Growth/Phoenix Investment Counsel (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.65    $     9.79    $    12.81    $    14.94
  End AUV......................................   $   10.65     $     9.79    $    12.81    $    14.94    $    17.63
  End #AUs.....................................   6,078,952     10,477,818    11,457,899    12,077,737    11,714,450
---------------------------------------------------------------------------------------------------------------------
* Formerly named Provident Growth.

                                                 INCEPTION TO   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                  PORTFOLIOS                       11/30/93      11/30/94      11/30/95      11/30/96      11/30/97
=====================================================================================================================
Alliance Growth (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.78    $    10.53    $    15.44    $    19.46
  End AUV......................................   $   10.78     $    10.53    $    15.44    $    19.46    $    24.51
  End #AUs.....................................   2,153,075      4,997,778    10,560,070    18,333,555    24,050,697
---------------------------------------------------------------------------------------------------------------------
Venture Value (Inception Date -- 10/31/94)
  Beginning AUV................................          --     $    10.00    $     9.77    $    13.29    $    16.68
  End AUV......................................          --     $     9.77    $    13.29    $    16.68    $    21.30
  End #AUs.....................................          --        355,083    11,270,792    29,247,554    44,892,446
---------------------------------------------------------------------------------------------------------------------
Federated Value (Inception Date -- 6/3/96)
  Beginning AUV................................          --             --            --    $    10.00    $    11.00
  End AUV......................................          --             --            --    $    11.00    $    13.62
  End #AUs.....................................          --             --            --     1,021,137     3,095,513
---------------------------------------------------------------------------------------------------------------------
Growth-Income (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.47    $    10.09    $    13.32    $    16.70
  End AUV......................................   $   10.47     $    10.09    $    13.32    $    16.70    $    21.41
  End #AUs.....................................   4,302,869      8,329,322    12,560,865    18,546,142    24,795,824
---------------------------------------------------------------------------------------------------------------------
Utility (Inception Date -- 6/3/96)
  Beginning AUV................................          --             --            --    $    10.00    $    10.67
  End AUV......................................          --             --            --    $    10.67    $    12.74
  End #AUs.....................................          --             --            --       543,461     1,541,346
---------------------------------------------------------------------------------------------------------------------
Asset Allocation (Inception Date -- 7/1/93)
  Beginning AUV................................   $   10.00     $    10.30    $    10.17    $    12.64    $    14.97
  End AUV......................................   $   10.30     $    10.17    $    12.64    $    14.97    $    17.98
  End #AUs.....................................   3,386,288     10,372,954    15,418,350    19,940,733    25,272,776
---------------------------------------------------------------------------------------------------------------------
Balanced/Phoenix Investment Counsel (Inception
  Date -- 10/31/94)
  Beginning AUV................................          --     $    10.00    $     9.95    $    12.33    $    13.82
  End AUV......................................          --     $     9.95    $    12.33    $    13.82    $    15.45
  End #AUs.....................................          --         51,759     2,441,901     4,583,234     5,415,312
---------------------------------------------------------------------------------------------------------------------
SunAmerica Balanced (Inception Date -- 6/3/96)
  Beginning AUV................................          --             --            --    $    10.00    $    11.04
  End AUV......................................          --             --            --    $    11.04    $    13.22
  End #AUs.....................................          --             --            --       817,039     2,447,948
---------------------------------------------------------------------------------------------------------------------
Worldwide High Income (Inception
  Date -- 10/31/94)
  Beginning AUV................................          --     $    10.00    $     9.95    $    11.36    $    14.20
  End AUV......................................          --     $     9.95    $    11.36    $    14.20    $    15.98
  End #AUs.....................................          --         53,315     1,040,828     3,196,739     6,368,247
---------------------------------------------------------------------------------------------------------------------
High-Yield Bond (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.98    $    10.35    $    11.48    $    12.99
  End AUV......................................   $   10.98     $    10.35    $    11.48    $    12.99    $    14.66
  End #AUs.....................................   3,812,374      5,370,944     7,075,451     8,358,195    11,443,250
---------------------------------------------------------------------------------------------------------------------
Corporate Bond (Inception Date -- 7/1/93)
  Beginning AUV................................   $   10.00     $    10.12    $     9.63    $    11.10    $    11.65
  End AUV......................................   $   10.12     $     9.63    $    11.10    $    11.65    $    12.54
  End #AUs.....................................   1,152,407      1,643,694     2,623,065     3,059,808     4,235,990
---------------------------------------------------------------------------------------------------------------------
Global Bond (Inception Date -- 7/1/93)
  Beginning AUV................................   $   10.00     $    10.25    $     9.78    $    11.20    $    12.25
  End AUV......................................   $   10.25     $     9.78    $    11.20    $    12.25    $    13.08
  End #AUs.....................................   2,439,405      4,532,386     5,288,158     5,413,149     6,164,455
---------------------------------------------------------------------------------------------------------------------
Cash Management (Inception Date -- 2/9/93)
  Beginning AUV................................   $   10.00     $    10.07    $    10.27    $    10.67    $    11.04
  End AUV......................................   $   10.07     $    10.27    $    10.67    $    11.04    $    11.43
  End #AUs.....................................   2,442,124      8,623,034     8,372,979     8,005,908    11,224,451
=====================================================================================================================

AUV -- Accumulation Unit Value

 AU -- Accumulation Units


AS OF THE DATE OF THIS PROSPECTUS, THE SALE OF CONTRACTS OFFERING THE "DOGS" OF
     WALL STREET PORTFOLIO HAD NOT BEGUN. THEREFORE, NO CONDENSED FINANCIAL
               INFORMATION FOR THIS PORTFOLIO IS PRESENTED HERE.

================================================================================
                     APPENDIX B -- MARKET VALUE ADJUSTMENT
================================================================================

The market value adjustment reflects the impact that changing interest rates have on the value of money invested at a fixed interest rate. The longer the period of time remaining in the term you initially agreed to leave your money in the fixed investment option, the greater the impact of changing interest rates. The impact of the market value adjustment can be either positive or negative, and is computed by multiplying the amount withdrawn, transferred or annuitized by the following factor:

                          [(1+I/(1+J+0.005)](N/12) - 1

        The market value adjustment formula may differ in certain states where:

        I is the interest rate you are earning on the money invested in the fixed investment option;

        J is the interest rate then currently available for the period of time equal to the number of years remaining in the term you initially agreed to leave your money in the fixed investment option; and

        N is the number of full months remaining in the term you initially agreed to leave your money in the fixed investment option.

EXAMPLES OF THE MARKET VALUE ADJUSTMENT

The examples below assume the following:

    (1) You made an initial Purchase Payment of $10,000 and allocated it to the 10-year fixed investment option at a rate of 7%;

    (2) You make a partial withdrawal of $4,000 when 1 1/2 years (18 months) remain in the 10-year term you initially agreed to leave your money in the fixed investment option (N=18); and

    (3) You have not made any other transfers, additional Purchase Payments, or withdrawals.

No withdrawal charges are reflected because your Purchase Payment has been in the contract for seven full years. If a withdrawal charge applies, it is deducted before the market value adjustment. The market value adjustment is assessed on the amount withdrawn less any withdrawal charge.

     NEGATIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for new Purchase Payments in the 1-year fixed investment option is 7.5% and the 3-year fixed investment option is 8.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 8%.

The market value adjustment factor is   =   [(1+I)/(1+J+0.005)](N/12) - 1
                                        =   [(1.07)/(1.08+0.005)](18/12) - 1
                                        =   (0.986175)(1.5) - 1
                                        =   0.979335 - 1
                                        =   - 0.020665

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                        $4,000 x (- 0.020665) = -$82.66

$82.66 represents the market value adjustment that will be deducted from the money remaining in the 10-year fixed investment option.

     POSITIVE ADJUSTMENT

Assume that on the date of withdrawal, the interest rate in effect for a new Purchase Payments in the 1-year fixed investment option is 5.5% and the 3-year fixed investment option is 6.5%. By linear interpolation, the interest rate for the remaining 2 years (1 1/2 years rounded up to the next full year) in the contract is calculated to be 6%.

The market value adjustment factor is   =   [(1+I/(1+J+0.005)](N/12) - 1
                                        =   [(1.07)/(1.06+0.005)](18/12) - 1
                                        =   (1.004695)(1.5) - 1
                                        =   1.007051 - 1
                                        =   + 0.007051

The requested withdrawal amount is multiplied by the market value adjustment factor to determine the market value adjustment:

                 $4,000 x (+0.007051)   =   +$28.20

$28.20 represents the market value adjustment that would be added to your withdrawal.

================================================================================
                          APPENDIX C -- PREMIUM TAXES
================================================================================

Premium taxes vary according to the state and are subject to change without notice. In many states, there is no tax at all. Listed below are the current premium tax rates in those states that assess a premium tax. For current information, you should consult your tax adviser.



---------------------------------------------------------------------------
                                    QUALIFIED            NON-QUALIFIED
            STATE                    CONTRACT               CONTRACT
---------------------------------------------------------------------------
California                             .50%                  2.35%
---------------------------------------------------------------------------
District of Columbia                  2.25%                  2.25%
---------------------------------------------------------------------------
Kentucky                                2%                     2%
---------------------------------------------------------------------------
Maine                                   0%                     2%
---------------------------------------------------------------------------
Nevada                                  0%                    3.5%
---------------------------------------------------------------------------
South Dakota                            0%                   1.25%
---------------------------------------------------------------------------
West Virginia                           1%                     1%
---------------------------------------------------------------------------
Wyoming                                 0%                     1%
===========================================================================

--------------------------------------------------------------------------------

 Please forward a copy (without charge) of the Polaris Variable Annuity Statement of Additional Information to:

              (Please print or type and fill in all information.)

        ----------------------------------------------------------------
        Name

        ----------------------------------------------------------------
        Address

        ----------------------------------------------------------------
        City/State/Zip

        Date:   Signed:

 Return to: Anchor National Life Insurance Company, Annuity Service Center,
 P.O. Box 54299, Los Angeles, California 90054-0299.
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION


                   Fixed and Variable Group Deferred Contracts
                                    issued by

                            VARIABLE SEPARATE ACCOUNT


                DEPOSITOR: ANCHOR NATIONAL LIFE INSURANCE COMPANY










This Statement of Additional Information is not a prospectus; it should be read with the prospectus relating to the annuity contracts described above, a copy of which may be obtained without charge by written request addressed to:

                     Anchor National Life Insurance Company
                             Annuity Service Center
                                 P.O. Box 54299
                       Los Angeles, California 90054-0299




                THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS

                                 April 1, 1998


                                TABLE OF CONTENTS


                                                                                 PAGE
                                                                                 ----
Separate Account................................................................   3

General Account.................................................................   4

Performance Data................................................................   4

Annuity Payments................................................................   8

Annuity Unit Values.............................................................   9

Taxes...........................................................................   12

Distribution of Contracts.......................................................   16

Financial Statements............................................................   16


                                SEPARATE ACCOUNT

        Variable Separate Account was originally established by the Anchor National Life Insurance Company (the "Company") on June 25, 1981, pursuant to the provisions of California law, as a segregated asset account of the Company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission (the "SEC") as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the separate account or the Company by the SEC.

        The assets of the separate account are the property of the Company. However, the assets of the separate account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the separate account are credited to or charged against the separate account without regard to other income, gains, or losses of the Company.

        The separate account is divided into Portfolios, with the assets of each Portfolio invested in the shares of one of the underlying funds. The Company does not guarantee the investment performance of the separate account, its Portfolios or the underlying funds. Values allocated to the separate account and the amount of variable annuity payments will vary with the values of shares of the underlying funds, and are also reduced by contract charges.

        The basic objective of a variable annuity contract is to provide variable annuity payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity payments will reflect the investment performance of the separate account with respect to amounts allocated to it both before and after the Annuity Date. Since the separate account is always fully invested in shares of the underlying funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the separate account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the underlying funds' managements to make necessary changes in their Portfolios to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.

        Another important feature of the contract related to its basic objective is the Company's promise that the dollar amount of variable annuity payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity payments).

                                 GENERAL ACCOUNT

        The general account is made up of all of the general assets of the Company other than those allocated to the separate account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the one-year fixed investment option available in connection with the general account, as elected by the owner at the time of purchasing a contract. Assets supporting amounts allocated to fixed investment option become part of the Company's general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company's assets held in the general account will be available to fund the Company's obligations under the contracts as well as such other claims.

        The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.


                                PERFORMANCE DATA

        From time to time the separate account may advertise the Cash Management Portfolio's "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Cash Management Portfolio refers to the net income generated for a contract funded by an investment in the Portfolio (which invests in shares of the Cash Management Portfolio of SunAmerica Trust) over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested at the end of each seven day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither the yield nor the effective yield takes into consideration the effect of any capital changes that might have occurred during the seven day period, nor do they reflect the impact of premium taxes or any withdrawal charges. The impact of other recurring charges on both yield figures is, however, reflected in them to the same extent it would affect the yield (or effective yield) for a contract of average size.

        In addition, the separate account may advertise "total return" data for its other Portfolios. Like the yield figures described above, total return figures are based on historical data and are not intended to indicate future performance. The "total return" is a computed rate of return that, when compounded annually over a stated period of time and applied to a hypothetical initial investment in a Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period (assuming a complete redemption of the contract at the end of the period). Recurring contract charges are reflected in the total return figures in the same manner as they are reflected in the yield data for contracts funded through the Cash Management Portfolio. The effect of applicable withdrawal charges due to the assumed redemption will be reflected in the return figures, but may be omitted in additional return figures given for comparison.

        For periods starting prior to the date the contracts were first offered to the public, the total return data for the Capital Appreciation, Growth, Natural Resources and the Government and Quality Bond Portfolios of the separate account will be derived from the performance of the corresponding Portfolios of Anchor Trust, modified to reflect the charges and expenses as if the separate account Portfolio had been in existence since the inception date of each respective Anchor Trust Portfolio. Thus, such performance figures should not be construed to be actual historic performance of the relevant separate account Portfolio. Rather, they are intended to indicate the historic performance of the four corresponding Portfolios of Anchor Trust, adjusted to provide direct comparability to the performance of the Portfolios after the date the contracts were first offered to the public (which will reflect the effect of fees and charges imposed under the contracts). The Capital Appreciation, Growth, Natural Resources and Government and Quality Bond Portfolios of Anchor Trust have served since their inception as underlying investment media for separate accounts of other insurance companies in connection with variable contracts not having the same fee and charge schedules as those imposed under the contracts.

        Performance data for the various Portfolios are computed in the manner described below.

CASH MANAGEMENT PORTFOLIO

        The annualized current yield and the effective yield for the Cash Management Portfolio for the 7 day period ending November 30, 1997 were 3.74% and 3.81%, respectively.

        Current yield is computed by first determining the Base Period Return attributable to a hypothetical contract having a balance of one Accumulation Unit at the beginning of a 7 day period using the formula:

             Base Period Return = (EV-SV-CAC)/(SV)

        where:

             SV = value of one Accumulation Unit at the start of a 7 day period

             EV = value of one Accumulation Unit at the end of the 7 day period

             CAC= an allocated portion of the $35 annual Contract
                  Administration Charge, prorated for 7 days

        The change in the value of an Accumulation Unit during the 7 day period reflects the income received minus any expenses accrued, during such 7 day period. The Contract Administration Charge (CAC) is first allocated among the Portfolios and the general account so that each Portfolio's allocated portion of the charge is proportional to the percentage of the number of accounts that have money allocated to that Portfolio. The charge is further reduced, for purposes of the yield computation, by multiplying it by the ratio that the value of the hypothetical contract bears to the value of an account of average size for contracts funded by the Cash Management Portfolio. Finally, as is done with the other charges discussed above, the result is multiplied by the fraction 7/365 to arrive at the portion attributable to the 7 day period.

        The current yield is then obtained by annualizing the Base Period
Return:

               Current Yield = (Base Period Return) x (365/7)

        The Cash Management Portfolio also quotes an "effective yield" that differs from the current yield given above in that it takes into account the effect of dividend reinvestment in the underlying fund. The effective yield, like the current yield, is derived from the Base Period Return over a 7 day period. However, the effective yield accounts for dividend reinvestment by compounding the current yield according to the formula:

                                                          365/7
               Effective Yield = [(Base Period Return + 1)      - 1].

        Net investment income for yield quotation purposes will not include either realized capital gains and losses or unrealized appreciation and depreciation, whether reinvested or not. The yield quotations also do not reflect any impact of premium taxes, transfer fees, or withdrawal charges.

        The yield quoted should not be considered a representation of the yield of the Cash Management Portfolio in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the underlying fund and changes in interest rates on such investments, but also on factors such as an owner's account size (since the impact of fixed dollar charges will be greater for small accounts than for larger accounts).

        Yield information may be useful in reviewing the performance of the Cash Management Portfolio and for providing a basis for comparison with other investment alternatives. However, the Cash Management Portfolio's yield fluctuates, unlike bank deposits or other investments that typically pay a fixed yield for a stated period of time.

OTHER PORTFOLIOS

        The Portfolios of the separate account other than the Cash Management Portfolio compute their performance data as "total return".

        The total returns of the various Portfolios for 1 year and since each Portfolio's inception date are shown below, both with and without an assumed complete redemption at the end of the period.


                      TOTAL ANNUAL RETURN (IN PERCENT) FOR
                       PERIOD ENDING ON NOVEMBER 30, 1997
                        (RETURN WITH/WITHOUT REDEMPTION)

                                         INCEPTION                    SINCE
              PORTFOLIO                    DATE         1 YEAR       INCEPTION
              ---------                    ----         ------       ---------
Anchor Series Trust
  Capital Appreciation                  2/12/93      13.47/20.47    16.60/16.95
  Growth                                2/19/93      17.37/24.37    15.54/15.90
  Natural Resources                     10/31/94    -15.32/-8.32     2.17/3.40
  Gov't & Quality Bond                  2/22/93       -1.05/5.95     4.46/4.99

SunAmerica Series Trust
  Aggressive Growth                     6/3/96        4.77/11.77     5.91/9.78
  International Diversified Equities    10/31/94      -5.11/1.89     3.67/4.86
  Global Equities                       2/9/93        4.47/11.47    11.04/11.46
  Putnam Growth*                        2/9/93       17.03/24.03    13.14/13.53
  Growth/Phoenix Investment Counsel     2/9/93       10.93/17.93    12.04/12.44
  Alliance Growth                       2/9/93       18.86/25.86    20.12/20.43
  Venture Value                         10/31/94     20.61/27.61    26.94/27.72
  Federated Value                       6/3/96       16.70/23.70    19.25/22.91
  Growth-Income                         2/9/93       21.11/28.11    16.75/17.09
  Utility                               6/3/96       12.35/19.35    13.83/17.57
  Asset Allocation                      7/1/93       13.08/20.08    13.72/14.15
  Balanced/Phoenix Investment Counsel   10/31/94      4.70/11.70    14.05/15.03
  SunAmerica Balanced                   6/3/96       12.62/19.62    16.79/20.49
  Worldwide High Income                 10/31/94      5.38/12.38    15.34/16.30
  High-Yield Bond                       2/9/93        5.73/12.73     7.75/8.22
  Corporate Bond                        7/1/93        0.51/7.51      4.58/5.16
  Global Bond                           7/1/93        -0.27/6.73     5.62/6.18
  Emerging Markets                      6/2/97          -----      -27.31/-20.31
  International Growth and Income       6/2/97          -----       -3.70/3.30
  Real Estate                           6/2/97          -----       7.39/14.39

-----------------
* Formerly named Provident Growth.
Total return figures are based on historical data and are not intended to indicate future performance.

        Total return for a Portfolio represents a single computed annual rate of return that, when compounded annually over the time period shown and applied to a hypothetical initial investment in a contract funded by that Portfolio made at the beginning of the period, will produce the same contract value at the end of the period that the hypothetical investment would have produced over the same period. The total rate of return (T) is computed so that it satisfies the formula:
                     n
               P(1+T)  = ERV

        where: P =    a hypothetical initial payment of $1,000
               T =    average annual total return
               n =    number of years

            ERV  =    ending redeemable value of a hypothetical $1,000 payment
                      made at the beginning of the 1, 5, or 10 year period as of the end of the period (or fractional portion thereof).

        The total return figures reflect the effect of both nonrecurring and recurring charges, as discussed herein. Recurring charges are taken into account in a manner similar to that used for the yield computations for the Cash Management Portfolio, described above. The applicable withdrawal charge (if any) is deducted as of the end of the period, to reflect the effect of the assumed complete redemption. Because the impact of Contract Administration Charges on a particular account will generally differ from that assumed in the computation, due to differences between most actual allocations and the assumed one, as well as differences due to varying account sizes, the total return experienced by an actual Portfolio over the same time periods would generally have been different from those produced by the computation. As with the Cash Management Portfolio yield figures, total return figures are derived from historical data and are not intended to be a projection of future performance.


                                ANNUITY PAYMENTS

INITIAL MONTHLY ANNUITY PAYMENTS

        The initial annuity payment is determined by applying separately that portion of the contract value allocated to the fixed investment option and the variable Portfolio(s), less any premium tax, and then applying it to the annuity table specified in the contract for fixed and variable annuity payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any.

        The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity payment. In the case of a variable annuity, that amount is divided by the value of an Annuity

Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity payment. The number of Annuity Units determined for the first variable annuity payment remains constant for the second and subsequent monthly variable annuity payments, assuming that no reallocation of contract values is made.

SUBSEQUENT MONTHLY PAYMENTS

        For fixed annuity payments, the amount of the second and each subsequent monthly annuity payment is the same as that determined above for the first monthly payment.

        For variable annuity payments, the amount of the second and each subsequent monthly annuity payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly payment, above, by the Annuity Unit value as of the day preceding the date on which each annuity payment is due.


                               ANNUITY UNIT VALUES

        The value of an Annuity Unit is determined independently for each Portfolio.

        The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Portfolio exceed 3.5%, variable annuity payments derived from allocations to that Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity payments will remain constant. If a higher assumed investment rate had been used, the initial monthly payment would be higher, but the actual net investment rate would also have to be higher in order for annuity payments to increase (or not to decrease).

        The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Portfolios elected, and the amount of each annuity payment will vary accordingly.

        For each Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.

NET INVESTMENT FACTOR

        The Net Investment Factor ("NIF") is an index applied to measure the net investment performance of a Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.

        The NIF for any Portfolio for a certain month is determined by dividing
(a) by (b) where:

        (a) is the Accumulation Unit value of the Portfolio determined as of the end of that month, and

        (b) is the Accumulation Unit value of the Portfolio determined as of the end of the preceding month.

        The NIF for a Portfolio for a given month is a measure of the net investment performance of the Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results from no change in the value of the Portfolio; a NIF greater than 1.000 results from an increase in the value of the Portfolio; and a NIF less than 1.000 results from a decrease in the value of the Portfolio. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Portfolio invests; it is also reduced by separate account asset charges.

        Illustrative Example

        Assume that one share of a given Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange ("NYSE") on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:

                      NIF = ($11.46/$11.44)

                          = 1.00174825

        Illustrative Example

        The change in Annuity Unit value for a Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the annuity payment tables are based. For example, if the net investment rate for a Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:

                         (1/12)
               1/[(1.035)      ] = 0.99713732

        In the example given above, if the Annuity Unit value for the Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:

               $10.103523 x 1.00174825 x 0.99713732 = $10.092213

VARIABLE ANNUITY PAYMENTS

        Illustrative Example

        Assume that a male owner, P, owns a contract in connection with which P has allocated all of his contract value to a single Portfolio. P is also the sole Annuitant and, at age 60, has elected to annuitize his contract under Option 4, a Life Annuity With 120 Monthly Payments Guaranteed. As of the last valuation preceding the Annuity Date, P's Account was credited with 7543.2456 Accumulation Units each having a value of $15.432655, (i.e., P's account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second annuity payment date is $13.327695.

        P's first variable annuity payment is determined from the annuity rate tables in P's contract, using the information assumed above. From the tables, which supply monthly annuity payments for each $1,000 of applied contract value, P's first variable annuity payment is determined by multiplying the monthly installment of $5.42 (Option 4 tables, male Annuitant age 60 at the Annuity
Date) by the result of dividing P's account value by $1,000:

             First Payment = $5.42 x ($116,412.31/$1,000) = $630.95

        The number of P's Annuity Units (which will be fixed; i.e., it will not change unless he transfers his Account to another Account) is also determined at this time and is equal to the amount of the first variable annuity payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:

             Annuity Units = $630.95/$13.256932 = 47.593968

        P's second variable annuity payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second payment due date:

             Second Payment = 47.593968 x $13.327695 = $634.32

        The third and subsequent variable annuity payments are computed in a manner similar to the second variable annuity payment.

        Note that the amount of the first variable annuity payment depends on the contract value in the relevant Portfolio on the Annuity Date and thus reflects the investment performance of the Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Income Phase (assuming no transfers from the Portfolio). The net investment performance of the Portfolio during the Income Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity payments.

                                      TAXES

GENERAL

        Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. An owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution or as annuity payments under the annuity option elected. For a lump sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with Non-qualified plans, the cost basis is generally the Purchase Payments, while for contracts issued in connection with Qualified plans there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.

        For annuity payments, the taxable portion is determined by a formula which establishes the ratio that the cost basis of the contract bears to the total value of annuity payments for the term of the annuity contract. The taxable portion is taxed at ordinary income tax rates. Owners, Annuitants and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions under the retirement plan under which the contracts are purchased.

        The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the separate account is not a separate entity from the Company and its operations form a part of the Company.

WITHHOLDING TAX ON DISTRIBUTIONS

        The Code generally requires the Company (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of Qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct "trustee to trustee" transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions can be waived.

        An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax-sheltered annuity qualified under
Section 403(b) of the Code (other than (1) annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; and (2) distributions required to be made under the Code). Failure to "roll over" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

        Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

DIVERSIFICATION - SEPARATE ACCOUNT INVESTMENTS

        Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

        The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

MULTIPLE CONTRACTS

        Multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. The Company believes that Congress intended to affect the purchase of multiple deferred annuity contracts which may have been purchased to avoid withdrawal income tax treatment. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

TAX TREATMENT OF ASSIGNMENTS

        An assignment of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should therefore consult competent legal advisers should they wish to assign their contracts.

QUALIFIED PLANS

        The contracts offered by this prospectus are designed to be suitable for use under various types of Qualified plans. Taxation of owners in each Qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, Annuitants and Beneficiaries are cautioned that benefits under a Qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued pursuant to the plan.

        Following are general descriptions of the types of Qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding Qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a Qualified plan.

        Contracts issued pursuant to Qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to Qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from Qualified contracts.

        (A)    H.R. 10 Plans

               Section 401 of the Code permits self-employed individuals to establish Qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans and such items as: amounts of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

        (B)    Tax-Sheltered Annuities

               Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in

Section 501 (c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals.

        (C)    Individual Retirement Annuities

               Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA.


        (D)    Roth IRAs

               Section 408(a) of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a regular IRA under Section 408(b) of the Code, contributions to a Roth IRA are not made on a tax-deferred basis, but distributions are tax-free if certain requirements are satisfied. Like regular IRAs, Roth IRAs are subject to limitations on the amount that may be contributed, those who may be eligible and the time when distributions may commence without tax penalty. Certain persons may be eligible to convert a regular IRA into a Roth IRA, and the taxes on the resulting income may be spread over four years if the conversion occurs before January 1, 1999. If and when contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service ("IRS"). Purchasers of the contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.

        (E)    Corporate Pension and Profit-Sharing Plans

               Section 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and nonforfeitability of interest; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders.

        (F)    Deferred Compensation Plans - Section 457

               Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of Qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. However, under a 457 plan all the plan assets shall remain solely the property of the employer, subject only to the claims of the employer's general creditors until such time as made available to an owner or a Beneficiary.

                            DISTRIBUTION OF CONTRACTS

        Effective as of August 6, 1993, SunAmerica Capital Services, Inc., located at 733 Third Avenue, 4th Floor, New York, New York 10017, serves as the distributor of the contracts pursuant to a distribution agreement. Prior to this date SunAmerica Securities, Inc. and Royal Alliance Associates, Inc., both affiliates of SunAmerica Capital Services, Inc. and located at 2201 East Camelback Road, Phoenix, Arizona 85016 and 733 Third Avenue, 4th Floor, New York, New York 10017, respectively, served as co-distributors of the contracts. SunAmerica Capital Services, Inc., SunAmerica Securities, Inc. and Royal Alliance Associates, Inc. are each an indirect wholly-owned subsidiary of SunAmerica Inc. and each is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc.

        For the year ended November 30, 1997, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $37,387,377, of which $3,799,597 was retained by them. For the year ended November 30, 1996, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $36,909,230, of which $3,757,245 was retained by them. For the year ended November 30, 1995, the aggregate amount of underwriting commissions paid by the Company to SunAmerica Capital Services, Inc. was $19,493,608, of which $2,054,297 was retained by it.

        Contracts are offered on a continuous basis.


                              FINANCIAL STATEMENTS

        The audited consolidated financial statements of the Company as of September 30, 1997 and 1996 and for each of the three years in the period ended September 30, 1997 are presented in the prospectus. The consolidated financial statements of the Company should be considered only as bearing on the ability of the Company to meet its obligation under the contracts for amounts allocated to the 1, 3, 5, 7 or 10 year fixed investment options. The financial statements of Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) as of November 30, 1997 and for each of the two years in the period ended November 30, 1997, are included in this Statement of Additional Information.
        Price Waterhouse LLP, 400 South Hope Street, Los Angeles, California 90071, serves as the independent accountants for the separate account and the Company. The financial statements referred to above have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)

                                       OF

                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                              FINANCIAL STATEMENTS

                                NOVEMBER 30, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


January 27, 1998



To the Board of Directors of Anchor National Life Insurance Company and the Contractholders of its separate account, Variable Separate Account (Portion Relating to the POLARIS Variable Annuity)


In our opinion, the accompanying statement of net assets, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Accounts constituting Variable Separate Account (Portion Relating to the POLARIS Variable Annuity), a separate account of Anchor National Life Insurance Company (the "Separate Account") at November 30, 1997, the results of their operations for the year then ended, and the changes in their net assets for the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Separate Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at November 30, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997


                                                                                Government International
                                          Capital                    Natural           and   Diversified        Global   Aggressive
                                     Appreciation        Growth    Resources  Quality Bond      Equities      Equities       Growth
                                        Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio    Portfolio
                                   -----------------------------------------------------------------------------------------------
Assets:
  Investments in Anchor
    Series Trust,
    at market value                  $529,028,394  $197,994,732  $32,713,772  $127,144,553  $          0  $          0  $         0

  Investments in SunAmerica
    Series Trust,
    at market value                             0             0            0             0   209,218,279   310,582,513   83,032,896

Liabilities                                     0             0            0             0             0             0            0
                                     ----------------------------------------------------------------------------------------------

Net Assets                           $529,028,394  $197,994,732  $32,713,772  $127,144,553  $209,218,279  $310,582,513  $83,032,896
                                     ==============================================================================================


Accumulation units outstanding         24,889,133     9,747,428    2,937,198    10,047,042    18,010,557    18,376,185    7,215,024
                                     ==============================================================================================

Unit value of accumulation units           $21.26        $20.31       $11.14        $12.65        $11.62        $16.90       $11.51
                                     ==============================================================================================



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997
                                   (Continued)

                                                                           Growth/Phoenix
                                        Venture    Federated         Putnam    Investment      Alliance       Growth-         Asset
                                          Value        Value         Growth       Counsel        Growth        Income    Allocation
                                      Portfolio    Portfolio      Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                   ------------------------------------------------------------------------------------------------
Assets:
  Investments in Anchor
    Series Trust,
    at market value                $          0  $         0   $          0  $          0  $          0  $          0  $          0

  Investments in SunAmerica
    Series Trust,
    at market value                 956,188,606   42,154,698    209,401,610   206,547,066   589,392,040   530,761,442   454,509,449

Liabilities                                   0            0              0             0             0             0             0
                                   ------------------------------------------------------------------------------------------------

Net Assets                         $956,188,606  $42,154,698   $209,401,610  $206,547,066  $589,392,040  $530,761,442  $454,509,449
                                   ================================================================================================


Accumulation units outstanding       44,892,446    3,095,513     11,336,732    11,714,450    24,050,697    24,795,824    25,272,776
                                   ================================================================================================

Unit value of accumulation units         $21.30       $13.62         $18.47        $17.63        $24.51        $21.41        $17.98
                                   ================================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997
                                   (Continued)


                                               Balanced/Phoenix
                                    SunAmerica       Investment                  Worldwide    High-Yield       Global    Corporate
                                      Balanced          Counsel      Utility   High Income          Bond         Bond         Bond
                                     Portfolio        Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                   -----------------------------------------------------------------------------------------------
Assets:
  Investments in Anchor
    Series Trust,
    at market value                $         0      $         0  $         0  $          0  $          0  $         0  $         0

  Investments in SunAmerica
    Series Trust,
    at market value                 32,359,325       83,649,784   19,644,306   101,734,353   167,745,561   80,654,148   53,099,569

Liabilities                                  0                0            0             0             0            0            0
                                   -----------------------------------------------------------------------------------------------

Net Assets                         $32,359,325      $83,649,784  $19,644,306  $101,734,353  $167,745,561  $80,654,148  $53,099,569
                                   ===============================================================================================

Accumulation units outstanding       2,447,948        5,415,312    1,541,346     6,368,247    11,443,250    6,164,455    4,235,990
                                   ===============================================================================================

Unit value of accumulation units        $13.22           $15.45       $12.74        $15.98        $14.66       $13.08       $12.54
                                   ===============================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF NET ASSETS
                                November 30, 1997
                                   (Continued)


                                                 International     Emerging         Real          Cash
                                               Growth & Income      Markets       Estate    Management
                                                     Portfolio    Portfolio    Portfolio     Portfolio           TOTAL
                                               -----------------------------------------------------------------------
Assets:
  Investments in Anchor
    Series Trust,
    at market value                                $         0  $         0  $         0  $          0  $  886,881,451

  Investments in SunAmerica
    Series Trust,
    at market value                                 28,115,381   13,964,137   18,681,133   128,314,920   4,319,751,216

Liabilities                                                  0            0            0             0               0
                                               -----------------------------------------------------------------------

Net Assets                                         $28,115,381  $13,964,137  $18,681,133  $128,314,920  $5,206,632,667
                                               =======================================================================

Accumulation units outstanding                       2,721,228    1,751,922    1,632,804    11,224,451
                                               =======================================================

Unit value of accumulation units                        $10.33       $ 7.97       $11.44        $11.43
                                               =======================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                November 30, 1997


                                                                   Market Value          Market
Variable Accounts                                       Shares        Per Share            Value             Cost
-----------------------------------------------------------------------------------------------------------------
ANCHOR SERIES TRUST:
  Capital Appreciation Portfolio                    16,780,052           $31.53     $529,028,394     $459,565,512
  Growth Portfolio                                   7,412,595            26.71      197,994,732      169,377,008
  Natural Resources Portfolio                        2,245,829            14.57       32,713,772       36,654,252
  Government and Quality Bond Portfolio              9,186,050            13.84      127,144,553      127,749,079
                                                                                  -------------------------------
                                                                                     886,881,451      793,345,851
                                                                                  -------------------------------
SUNAMERICA SERIES TRUST:
  International Diversified Equities Portfolio      18,463,464            11.33      209,218,279      199,016,575
  Global Equities Portfolio                         19,437,721            15.98      310,582,513      258,023,274
  Aggressive Growth Portfolio                        7,061,642            11.76       83,032,896       74,377,265
  Venture Value Portfolio                           44,547,485            21.47      956,188,606      695,675,284
  Federated Value Portfolio                          3,033,452            13.90       42,154,698       35,800,223
  Putnam Growth Portfolio                           10,935,174            19.15      209,401,610      134,998,693
  Growth/Phoenix Investment Counsel Portfolio       13,223,669            15.62      206,547,066      152,526,676
  Alliance Growth Portfolio                         26,121,497            22.56      589,392,040      441,177,387
  Growth-Income Portfolio                           25,496,652            20.82      530,761,442      366,719,261
  Asset Allocation Portfolio                        28,040,249            16.21      454,509,449      349,477,716
  SunAmerica Balanced Portfolio                      2,405,912            13.45       32,359,325       27,781,930
  Balanced/Phoenix Investment Counsel Portfolio      5,671,291            14.75       83,649,784       69,823,291
  Utility Portfolio                                  1,521,334            12.91       19,644,306       17,028,195
  Worldwide High Income Portfolio                    7,707,286            13.20      101,734,353       94,844,674
  High-Yield Bond Portfolio                         14,192,285            11.82      167,745,561      152,811,050
  Global Bond Portfolio                              7,005,103            11.51       80,654,148       73,746,199
  Corporate Bond Portfolio                           4,600,337            11.54       53,099,569       48,668,920
  International Growth & Income Portfolio            2,700,805            10.41       28,115,381       27,902,919
  Emerging Markets Portfolio                         1,738,829             8.03       13,964,137       17,212,561
  Real Estate Portfolio                              1,620,595            11.53       18,681,133       17,498,200
  Cash Management Portfolio                         11,952,413            10.74      128,314,920      127,260,191
                                                                                  -------------------------------
                                                                                   4,319,751,216    3,382,370,484
                                                                                  -------------------------------
                                                                                  $5,206,632,667   $4,175,716,335
                                                                                  ===============================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997


                                                                               Government International
                                         Capital                    Natural           and   Diversified        Global    Aggressive
                                    Appreciation        Growth    Resources  Quality Bond      Equities      Equities        Growth
                                       Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                   ------------------------------------------------------------------------------------------------
Investment income:
  Dividends and capital
    gains distributions            $  44,098,428  $ 19,777,512  $ 2,306,553  $  8,098,656  $  6,295,820  $ 14,147,538  $     38,952
                                   ------------------------------------------------------------------------------------------------

      Total investment income         44,098,428    19,777,512    2,306,553     8,098,656     6,295,820    14,147,538        38,952
                                   ------------------------------------------------------------------------------------------------

Expenses:
  Mortality risk charge               (4,491,426)   (1,639,676)    (324,456)   (1,172,164)   (1,942,860)   (2,952,260)     (605,659)
  Administrative expense
    risk charge                       (1,541,176)     (562,634)    (111,333)     (402,213)     (666,668)   (1,013,031)     (207,824)
   Distribution expense charge          (660,504)     (241,129)     (47,714)     (172,377)     (285,715)     (434,156)      (89,067)
                                   ------------------------------------------------------------------------------------------------

      Total expenses                  (6,693,106)   (2,443,439)    (483,503)   (1,746,754)   (2,895,243)   (4,399,447)     (902,550)
                                   ------------------------------------------------------------------------------------------------

Net investment income (loss)          37,405,322    17,334,073    1,823,050     6,351,902     3,400,577     9,748,091      (863,598)
                                   ------------------------------------------------------------------------------------------------

Net realized gains (losses)
  from securities transactions:
    Proceeds from shares sold        197,453,030    27,057,227    7,129,197    16,596,967    17,939,338    40,297,116    15,434,574
    Cost of shares sold             (171,713,723)  (22,896,930)  (6,839,200)  (16,813,095)  (16,563,203)  (33,306,013)  (13,527,772)
                                   ------------------------------------------------------------------------------------------------

Net realized gains (losses)
  from securities transactions        25,739,307     4,160,297      289,997      (216,128)    1,376,135     6,991,103     1,906,802
                                   ------------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period               48,989,311    14,816,113    1,105,187    (1,326,642)   11,523,299    38,868,171     2,311,661
    End of period                     69,462,881    28,617,724   (3,940,480)     (604,526)   10,201,704    52,559,239     8,655,631
                                   ------------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation/depreciation
  of investments                      20,473,570    13,801,611   (5,045,667)      722,116    (1,321,595)   13,691,068     6,343,970
                                   ------------------------------------------------------------------------------------------------

Increase (decrease) in net
  assets from operations           $  83,618,199  $ 35,295,981  $(2,932,620) $  6,857,890  $  3,455,117  $ 30,430,262  $  7,387,174
                                   ================================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                                                           Growth/Phoenix
                                        Venture    Federated        Putnam     Investment      Alliance        Growth         Asset
                                          Value        Value        Growth        Counsel        Growth        Income    Allocation
                                      Portfolio    Portfolio     Portfolio      Portfolio     Portfolio     Portfolio     Portfolio
                                   ------------  -----------  ------------   ------------  ------------  ------------  ------------
Investment income:
  Dividends and capital
    gains distributions            $ 12,284,556  $    39,883  $  5,247,220   $ 16,979,065  $ 23,086,017  $ 17,509,019  $ 29,286,192
                                   ------------------------------------------------------------------------------------------------

      Total investment income        12,284,556       39,883     5,247,220     16,979,065    23,086,017    17,509,019    29,286,192
                                   ------------------------------------------------------------------------------------------------

Expenses:
  Mortality risk charge              (7,485,104)    (270,129)   (1,825,352)    (1,962,026)   (4,910,200)   (4,342,961)   (3,926,667)
  Administrative expense
    risk charge                      (2,568,418)     (92,691)     (626,346)      (673,244)   (1,684,873)   (1,490,232)   (1,347,386)
  Distribution expense charge        (1,100,750)     (39,725)     (268,435)      (288,533)     (722,088)     (638,671)     (577,451)
                                   ------------------------------------------------------------------------------------------------

      Total expenses                (11,154,272)    (402,545)   (2,720,133)    (2,923,803)   (7,317,161)   (6,471,864)   (5,851,504)
                                   ------------------------------------------------------------------------------------------------

Net investment income (loss)          1,130,284     (362,662)    2,527,087     14,055,262    15,768,856    11,037,155    23,434,688
                                   ------------------------------------------------------------------------------------------------

Net realized gains (losses)
  from securities transactions:
    Proceeds from shares sold        41,902,820    7,975,085    23,586,742     19,443,794    68,895,096    25,023,738     8,374,215
    Cost of shares sold             (33,523,543)  (6,988,437)  (17,012,494)   (15,123,314)  (55,650,205)  (18,334,272)   (6,726,439)
                                   ------------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions             8,379,277      986,648     6,574,248      4,320,480    13,244,891     6,689,466     1,647,776
                                   ------------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period              96,368,190    1,118,454    44,243,026     40,541,194    74,064,408    79,392,543    62,065,190
    End of period                   260,513,321    6,354,475    74,402,917     54,020,390   148,214,653   164,042,181   105,031,733
                                   ------------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation/depreciation
  of investments                    164,145,131    5,236,021    30,159,891     13,479,196    74,150,245    84,649,638    42,966,543
                                   ------------------------------------------------------------------------------------------------

Increase (decrease) in net
  assets from operations           $173,654,692  $ 5,860,007  $ 39,261,226   $ 31,854,938  $103,163,992  $102,376,259  $ 68,049,007
                                   ================================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                                Balanced/Phoenix
                                     SunAmerica       Investment                  Worldwide    High-Yield       Global    Corporate
                                       Balanced          Counsel      Utility   High Income          Bond         Bond         Bond
                                      Portfolio        Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                    -----------------------------------------------------------------------------------------------
Investment income:
  Dividends and capital
    gains distributions             $    87,426      $ 3,184,886  $    96,119  $  6,528,228  $  8,389,224  $ 4,754,134  $ 1,908,574
                                    -----------------------------------------------------------------------------------------------

      Total investment income            87,426        3,184,886       96,119     6,528,228     8,389,224    4,754,134    1,908,574
                                    -----------------------------------------------------------------------------------------------

Expenses:
  Mortality risk charge                (214,132)        (755,062)    (119,691)     (823,906)   (1,419,905)    (741,321)    (442,810)
  Administrative expense
    risk charge                         (73,477)        (259,090)     (41,070)     (282,713)     (487,222)    (254,375)    (151,944)
  Distribution expense charge           (31,490)        (111,039)     (17,602)     (121,163)     (208,810)    (109,018)     (65,119)
                                    -----------------------------------------------------------------------------------------------

      Total expenses                   (319,099)      (1,125,191)    (178,363)   (1,227,782)   (2,115,937)  (1,104,714)    (659,873)
                                    -----------------------------------------------------------------------------------------------

Net investment income (loss)           (231,673)       2,059,695      (82,244)    5,300,446     6,273,287    3,649,420    1,248,701
                                    -----------------------------------------------------------------------------------------------

Net realized gains (losses)
  from securities transactions:
    Proceeds from shares sold         1,677,733        5,987,736    2,682,700    24,005,082    43,535,286    7,528,389    3,515,900
    Cost of shares sold              (1,508,526)      (5,263,297)  (2,453,626)  (22,398,379)  (41,891,419)  (7,077,927)  (3,350,463)
                                    -----------------------------------------------------------------------------------------------

Net realized gains (losses) from
   securities transactions              169,207          724,439      229,074     1,606,703     1,643,867      450,462      165,437
                                    -----------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                 769,769        8,161,832      355,573     5,794,068     5,818,708    6,045,986    2,378,433
    End of period                     4,577,395       13,826,493    2,616,111     6,889,678    14,934,511    6,907,949    4,430,649
                                    -----------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation/depreciation
  of investments                      3,807,626        5,664,661    2,260,538     1,095,610     9,115,803      861,963    2,052,216
                                    -----------------------------------------------------------------------------------------------

Increase (decrease) in net
  assets from operations            $ 3,745,160      $ 8,448,795  $ 2,407,368  $  8,002,759  $ 17,032,957  $ 4,961,845  $ 3,466,354
                                    ===============================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                      International          Emerging              Real              Cash
                                    Growth & Income           Markets            Estate         Management
                                          Portfolio         Portfolio         Portfolio           Portfolio                 TOTAL
                                    ---------------------------------------------------------------------------------------------
Investment income:
  Dividends and capital
    gains distributions                   $       0       $         0       $         0       $   6,022,856       $   230,166,858
                                    ---------------------------------------------------------------------------------------------

      Total investment income                     0                 0                 0           6,022,856           230,166,858
                                    ---------------------------------------------------------------------------------------------

Expenses:
  Mortality risk charge                     (99,305)          (66,962)          (55,504)         (1,258,400)          (43,847,938)
  Administrative expense risk charge        (34,075)          (22,977)          (19,046)           (431,804)          (15,045,862)
  Distribution expense charge               (14,604)           (9,848)           (8,162)           (185,059)           (6,448,229)
                                    ---------------------------------------------------------------------------------------------

      Total expenses                       (147,984)          (99,787)          (82,712)         (1,875,263)          (65,342,029)
                                    ---------------------------------------------------------------------------------------------

Net investment income (loss)               (147,984)          (99,787)          (82,712)          4,147,593           164,824,829
                                    ---------------------------------------------------------------------------------------------

Net realized gains (losses) from
  securities transactions:
    Proceeds from shares sold               405,125           443,735         1,502,627         459,227,553         1,067,620,805
    Cost of shares sold                    (394,473)         (469,736)       (1,443,444)       (458,928,759)         (980,198,689)
                                    ---------------------------------------------------------------------------------------------

Net realized gains (losses) from
   securities transactions                   10,652           (26,001)           59,183             298,794            87,422,116
                                    ---------------------------------------------------------------------------------------------

Net unrealized appreciation
  (depreciation) of investments:
    Beginning of period                           0                 0                 0           1,146,984           544,551,458
    End of period                           212,462        (3,248,424)        1,182,933           1,054,729         1,030,916,329
                                    ---------------------------------------------------------------------------------------------

Change in net unrealized
  appreciation/depreciation
  of investments                            212,462        (3,248,424)        1,182,933             (92,255)          486,364,871
                                    ---------------------------------------------------------------------------------------------

Increase (decrese) in net
  assets from operations                  $  75,130       $(3,374,212)      $ 1,159,404       $   4,354,132       $   738,611,816
                                    =============================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997


                                                                              Government  International
                                       Capital                    Natural            and    Diversified        Global    Aggressive
                                  Appreciation        Growth    Resources   Quality Bond       Equities      Equities        Growth
                                     Portfolio     Portfolio    Portfolio      Portfolio      Portfolio     Portfolio     Portfolio
                                  -------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)    $ 37,405,322  $ 17,334,073  $ 1,823,050   $  6,351,902   $  3,400,577  $  9,748,091   $  (863,598)
  Net realized gains (losses)
    from securities transactions    25,739,307     4,160,297      289,997       (216,128)     1,376,135     6,991,103     1,906,802
  Change in net unrealized
    appreciation/depreciation
    of investments                  20,473,570    13,801,611   (5,045,667)       722,116     (1,321,595)   13,691,068     6,343,970
                                  -------------------------------------------------------------------------------------------------

      Increase (decrease)
        in net assets from
        operations                  83,618,199    35,295,981   (2,932,620)     6,857,890      3,455,117    30,430,262     7,387,174
                                  -------------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units
    sold                            63,814,945    25,522,588    7,473,963     13,954,746     41,819,108    33,005,430    19,057,042
  Cost of units redeemed           (23,750,681)   (9,791,219)  (1,283,606)    (8,320,472)    (7,074,811)  (13,340,530)   (1,959,770)
  Net transfers                     44,369,254    23,594,248    3,127,108      5,132,312     25,642,622    24,373,244    25,978,063

      Increase (decrease)
        in net assets from
        capital transactions        84,433,518    39,325,617    9,317,465     10,766,586     60,386,919    44,038,144    43,075,335
                                  -------------------------------------------------------------------------------------------------

Increase in net assets             168,051,717    74,621,598    6,384,845     17,624,476     63,842,036    74,468,406    50,462,509
Net assets at beginning
  of period                        360,976,677   123,373,134   26,328,927    109,520,077    145,376,243   236,114,107    32,570,387
                                  -------------------------------------------------------------------------------------------------
Net assets at end of period       $529,028,394  $197,994,732  $32,713,772   $127,144,553   $209,218,279  $310,582,513   $83,032,896
                                  =================================================================================================

ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
    Units sold                       3,476,602     1,455,312      617,898      1,168,231      3,619,718     2,052,329     1,838,030
    Units redeemed                  (1,228,940)     (532,036)    (102,746)      (689,911)      (602,689)     (810,906)     (178,584)
    Units transferred                2,171,076     1,266,308      250,996        392,483      2,231,185     1,551,555     2,389,678
                                  -------------------------------------------------------------------------------------------------

Increase (decrease) in
  units outstanding                  4,418,738     2,189,584      766,148        870,803      5,248,214     2,792,978     4,049,124
Beginning units                     20,470,395     7,557,844    2,171,050      9,176,239     12,762,343    15,583,207     3,165,900
                                  -------------------------------------------------------------------------------------------------

Ending units                        24,889,133     9,747,428    2,937,198     10,047,042     18,010,557    18,376,185     7,215,024
                                  =================================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                                                           Growth/Phoenix
                                         Venture    Federated        Putnam    Investment      Alliance        Growth         Asset
                                           Value        Value        Growth       Counsel        Growth        Income    Allocation
                                       Portfolio    Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
                                    -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)      $  1,130,284  $  (362,662) $  2,527,087  $ 14,055,262  $ 15,768,856  $ 11,037,155  $ 23,434,688
  Net realized gains (losses) from
    securities transactions            8,379,277      986,648     6,574,248     4,320,480    13,244,891     6,689,466     1,647,776
  Change in net unrealized
    appreciation/depreciation
    of investments                   164,145,131    5,236,021    30,159,891    13,479,196    74,150,245    84,649,638    42,966,543
                                    -----------------------------------------------------------------------------------------------

      Increase (decrease)
        in net assets
        from operations              173,654,692    5,860,007    39,261,226    31,854,938   103,163,992   102,376,259    68,049,007
                                    -----------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold       168,731,762   10,426,813    20,321,341    11,819,554    93,785,157    66,298,687    59,042,689
  Cost of units redeemed             (29,879,481)  (3,379,784)   (8,456,398)   (9,740,821)  (25,525,241)  (20,766,275)  (20,362,730)
  Net transfers                      155,692,370   18,013,600     4,178,527    (7,838,225)   61,152,805    73,096,855    49,254,654
                                    -----------------------------------------------------------------------------------------------

      Increase (decrease)
        in net assets
        from capital
        transactions                 294,544,651   25,060,629    16,043,470    (5,759,492)  129,412,721   118,629,267    87,934,613
                                    -----------------------------------------------------------------------------------------------

Increase in net assets               468,199,343   30,920,636    55,304,696    26,095,446   232,576,713   221,005,526   155,983,620
Net assets at beginning
  of period                          487,989,263   11,234,062   154,096,914   180,451,620   356,815,327   309,755,916   298,525,829
                                    -----------------------------------------------------------------------------------------------
Net assets at end of period         $956,188,606  $42,154,698  $209,401,610  $206,547,066  $589,392,040  $530,761,442  $454,509,449
                                    ===============================================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                           9,151,286      869,687     1,268,013       757,853     4,375,748     3,588,612     3,620,967
  Units redeemed                      (1,544,744)    (292,588)     (514,321)     (602,007)   (1,125,364)   (1,074,591)   (1,208,246)
  Units transferred                    8,038,350    1,497,277       229,015      (519,133)    2,466,758     3,735,661     2,919,322
                                    -----------------------------------------------------------------------------------------------

Increase (decrease)
  in units outstanding                15,644,892    2,074,376       982,707      (363,287)    5,717,142     6,249,682     5,332,043
Beginning units                       29,247,554    1,021,137    10,354,025    12,077,737    18,333,555    18,546,142    19,940,733
                                    -----------------------------------------------------------------------------------------------

Ending units                          44,892,446    3,095,513    11,336,732    11,714,450    24,050,697    24,795,824    25,272,776
                                    ===============================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                              Balanced/Phoenix
                                   SunAmerica       Investment                  Worldwide    High-Yield       Global    Corporate
                                     Balanced          Counsel      Utility   High Income          Bond         Bond         Bond
                                    Portfolio        Portfolio    Portfolio     Portfolio     Portfolio    Portfolio    Portfolio
                                  -----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)    $  (231,673)    $  2,059,695  $   (82,244) $  5,300,446  $  6,273,287  $ 3,649,420  $ 1,248,701
  Net realized gains (losses)
    from securities transactions      169,207          724,439      229,074     1,606,703     1,643,867      450,462      165,437
  Change in net unrealized
    appreciation/depreciation
    of investments                  3,807,626        5,664,661    2,260,538     1,095,610     9,115,803      861,963    2,052,216
                                  -----------------------------------------------------------------------------------------------

        Increase (decrease)
          in net assets from
          operations                3,745,160        8,448,795    2,407,368     8,002,759    17,032,957    4,961,845    3,466,354
                                  -----------------------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold      9,272,164       10,894,722    3,583,011    30,901,544    28,787,123    8,062,445   10,236,124
  Cost of units redeemed           (1,493,051)      (3,296,580)  (2,623,327)   (3,949,611)   (8,833,581)  (3,848,065)  (2,228,695)
  Net transfers                    11,811,849        4,269,742   10,478,114    21,371,247    22,094,696    5,181,039    5,981,956
                                  -----------------------------------------------------------------------------------------------

        Increase (decrease)
         in net assets from
         capital transactions      19,590,962       11,867,884   11,437,798    48,323,180    42,048,238    9,395,419   13,989,385
                                  -----------------------------------------------------------------------------------------------

Increase in net assets             23,336,122       20,316,679   13,845,166    56,325,939    59,081,195   14,357,264   17,455,739
Net assets at beginning
  of period                         9,023,203       63,333,105    5,799,140    45,408,414   108,664,366   66,296,884   35,643,830
                                  -----------------------------------------------------------------------------------------------
Net assets at end of period       $32,359,325     $ 83,649,784  $19,644,306  $101,734,353  $167,745,561  $80,654,148  $53,099,569
                                  ===============================================================================================

ANALYSIS OF INCREASE (DECREASE)
  IN UNITS OUTSTANDING:
  Units sold                          787,249          768,683      320,269     2,047,012     2,134,215      648,001      868,904
  Units redeemed                     (126,500)        (225,942)    (223,501)     (253,400)     (641,812)    (307,787)    (187,790)
  Units transferred                   970,160          289,337      901,117     1,377,896     1,592,652      411,092      495,068
                                  -----------------------------------------------------------------------------------------------

Increase (decrease) in
  units outstanding                 1,630,909          832,078      997,885     3,171,508     3,085,055      751,306    1,176,182
Beginning units                       817,039        4,583,234      543,461     3,196,739     8,358,195    5,413,149    3,059,808
                                  -----------------------------------------------------------------------------------------------

Ending units                        2,447,948        5,415,312    1,541,346     6,368,247    11,443,250    6,164,455    4,235,990
                                  ===============================================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1997
                                   (Continued)


                                      International        Emerging            Real             Cash
                                    Growth & Income         Markets          Estate       Management
                                          Portfolio       Portfolio       Portfolio        Portfolio              TOTAL
                                    -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)         $   (147,984)   $    (99,787)   $    (82,712)   $   4,147,593    $   164,824,829
  Net realized gains (losses) from
    securities transactions                  10,652         (26,001)         59,183          298,794         87,422,116
  Change in net unrealized
    appreciation/depreciation
    of investments                          212,462      (3,248,424)      1,182,933          (92,255)       486,364,871
                                    -----------------------------------------------------------------------------------

        Increase (decrease) in
          net assets from operations         75,130      (3,374,212)      1,159,404        4,354,132        738,611,816
                                    -----------------------------------------------------------------------------------

From capital transactions:
  Net proceeds from units sold           13,780,789      11,660,679       5,714,592       74,845,717        842,812,735
  Cost of units redeemed                    (97,114)        (33,193)     (1,148,731)     (20,270,825)      (231,454,592)
  Net transfers                          14,356,576       5,710,863      12,955,868      (18,998,081)       600,981,306
                                    -----------------------------------------------------------------------------------

        Increase (decrease) in
          net assets from capital
          transactions                   28,040,251      17,338,349      17,521,729       35,576,811      1,212,339,449
                                    -----------------------------------------------------------------------------------

Increase in net assets                   28,115,381      13,964,137      18,681,133       39,930,943      1,950,951,265
Net assets at beginning of period                 0               0               0       88,383,977      3,255,681,402
                                    -----------------------------------------------------------------------------------
Net assets at end of period            $ 28,115,381    $ 13,964,137    $ 18,681,133    $ 128,314,920    $ 5,206,632,667
                                    -----------------------------------------------------------------------------------

ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                             1,359,331       1,168,066         547,513        6,684,622
   Units redeemed                            (9,246)         (3,471)       (103,433)      (1,801,465)
   Units transferred                      1,371,143         587,327       1,188,724       (1,664,614)
                                    ----------------------------------------------------------------

Increase (decrease) in
  units outstanding                       2,721,228       1,751,922       1,632,804        3,218,543
Beginning units                                   0               0               0        8,005,908
                                    ----------------------------------------------------------------

Ending units                              2,721,228       1,751,922       1,632,804       11,224,451
                                    ================================================================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1996


                                                                  Government International
                            Capital                    Natural           and   Diversified        Global   Aggressive       Venture
                       Appreciation        Growth    Resources  Quality Bond      Equities      Equities       Growth         Value
                          Portfolio     Portfolio    Portfolio     Portfolio     Portfolio     Portfolio    Portfolio     Portfolio
                       ------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS:
From operations:
  Net investment
   income (loss)       $  6,683,216  $  3,494,209  $   225,523  $  5,327,732  $   (189,589) $  3,162,651  $  (127,227) $ (1,692,102)
  Net realized gains
    (losses) from
    securities
    transactions         23,414,274     1,767,853      633,329      (445,581)      861,006     2,403,408      (24,883)    2,376,894
  Change in net
    unrealized
    appreciation/
    depreciation
    of investments       23,793,774    17,259,322      909,630      (889,640)    9,321,982    24,426,237    2,311,661    79,711,419
                       ------------------------------------------------------------------------------------------------------------

      Increase in net
        assets
        from operations  53,891,264    22,521,384    1,768,482     3,992,511     9,993,399    29,992,296    2,159,551    80,396,211
                       ------------------------------------------------------------------------------------------------------------

From capital
 transactions:
  Net proceeds from
    units sold           76,601,464    23,740,929    9,561,486    27,653,612    54,527,145    39,115,494   19,138,811   163,175,644
  Cost of units
    redeemed            (12,784,433)   (3,837,533)  (1,065,244)   (6,633,414)   (3,080,515)   (8,799,730)  (2,278,942)   (9,283,640)
  Net transfers          55,273,130     3,644,446    6,924,307   (13,348,877)   37,024,165    15,135,906   13,550,967   103,880,931
                       ------------------------------------------------------------------------------------------------------------

    Increase (decrease)
      in net assets
      from capital
      transactions      119,090,161    23,547,842   15,420,549     7,671,321    88,470,795    45,451,670   30,410,836   257,772,935
                       ------------------------------------------------------------------------------------------------------------

Increase (decrease)
  in net assets         172,981,425    46,069,226   17,189,031    11,663,832    98,464,194    75,443,966   32,570,387   338,169,146
Net assets at
 beginning of period    187,995,252    77,303,908    9,139,896    97,856,245    46,912,049   160,670,141            0   149,820,117
                       ------------------------------------------------------------------------------------------------------------
Net assets at end
  of period            $360,976,677  $123,373,134  $26,328,927  $109,520,077  $145,376,243  $236,114,107  $32,570,387  $487,989,263
                       ============================================================================================================

ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold              4,765,562     1,677,049      817,912     2,417,937     5,008,240     2,792,651    1,986,190    11,480,599
  Units redeemed           (795,327)     (270,932)     (91,245)     (579,841)     (282,701)     (628,827)    (229,445)     (646,042)
  Units transferred       3,253,005       183,464      596,224    (1,166,534)    3,377,738     1,068,500    1,409,155     7,142,205
                       ------------------------------------------------------------------------------------------------------------

Increase (decrease)
  in units outstanding    7,223,240     1,589,581    1,322,891       671,562     8,103,277     3,232,324    3,165,900    17,976,762
Beginning units          13,247,155     5,968,263      848,159     8,504,677     4,659,066    12,350,883            0    11,270,792
                       ------------------------------------------------------------------------------------------------------------

Ending units             20,470,395     7,557,844    2,171,050     9,176,239    12,762,343    15,583,207    3,165,900    29,247,554
                       ============================================================================================================



                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (Portion Relating to the POLARIS Variable Annuity)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                       STATEMENT OF CHANGES IN NET ASSETS
                               FOR THE YEAR ENDED
                                November 30, 1996
                                   (Continued)


                                                  Growth/Phoenix                                                   Balanced/Phoenix
                           Federated        Putnam    Investment      Alliance       Growth-         Asset  SunAmerica   Investment
                               Value        Growth       Counsel        Growth        Income    Allocation    Balanced      Counsel
                           Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio   Portfolio    Portfolio
                         ----------------------------------------------------------------------------------------------------------
INCREASE (DECREASE)
 IN NET ASSETS:
From operations:
  Net investment
    income (loss)        $   (45,927) $ (1,935,453) $  9,218,960  $  9,733,102  $  4,060,924  $  8,264,306  $  (41,729) $   617,491
  Net realized gains
    (losses) from
    securities
    transactions              (3,715)    3,028,306     2,545,612     4,241,634     2,881,965       712,562      60,508      207,371
  Change in net
    unrealized
    appreciation/
    depreciation of
    investments            1,118,454    21,943,270    13,399,999    48,511,798    48,512,865    34,266,708     769,769    5,173,131
                         ----------------------------------------------------------------------------------------------------------

      Increase in net
        assets from
        operations         1,068,812    23,036,123    25,164,571    62,486,534    55,455,754    43,243,576     788,548    5,997,993
                         ----------------------------------------------------------------------------------------------------------

From capital
 transactions:
  Net proceeds from
    units sold             6,696,816    20,936,991    21,818,159    93,131,739    66,216,411    61,800,477   6,831,490   24,730,811
  Cost of units
    redeemed                 (63,953)   (6,599,755)   (7,626,629)   (9,663,521)   (8,604,568)  (10,673,978)  1,556,007)  (1,651,786)
  Net transfers            3,532,387     4,171,906    (5,709,622)   47,853,520    29,425,995     9,326,845   2,959,172    4,146,437
                         ----------------------------------------------------------------------------------------------------------

      Increase (decrease)
        in net assets
        from capital
        transactions      10,165,250    18,509,142     8,481,908   131,321,738    87,037,838    60,453,344   8,234,655   27,225,462
                         ----------------------------------------------------------------------------------------------------------

Increase (decrease)
  in net assets           11,234,062    41,545,265    33,646,479   193,808,272   142,493,592   103,696,920   9,023,203   33,223,455
Net assets at
  beginning of period              0   112,551,649   146,805,141   163,007,055   167,262,324   194,828,909           0   30,109,650
                         ----------------------------------------------------------------------------------------------------------
Net assets at
  end of period          $11,234,062  $154,096,914  $180,451,620  $356,815,327  $309,755,916  $298,525,829  $9,023,203  $63,333,105
                         ==========================================================================================================

ANALYSIS OF INCREASE
  (DECREASE) IN UNITS
  OUTSTANDING:
  Units sold                 672,856     1,613,854     1,626,331     5,705,725     4,586,759     4,629,094     675,529    1,946,479
  Units redeemed              (6,317)     (506,275)     (567,756)     (588,952)     (595,761)     (793,782)   (150,415)    (130,093)
  Units transferred          354,598       313,448      (438,737)    2,656,712     1,994,279       687,071     291,925      324,947
                         ----------------------------------------------------------------------------------------------------------

Increase (decrease)
  in units outstanding     1,021,137     1,421,027       619,838     7,773,485     5,985,277     4,522,383     817,039    2,141,333
Beginning units                    0     8,932,998    11,457,899    10,560,070    12,560,865    15,418,350           0    2,441,901
                         ----------------------------------------------------------------------------------------------------------

Ending units               1,021,137    10,354,025    12,077,737    18,333,555    18,546,142    19,940,733     817,039    4,583,234
                         ==========================================================================================================



                 See accompanying notes to financial statements.

                                       VARIABLE SEPARATE ACCOUNT
                          (Portion Relating to the POLARIS Variable Annuity)
                                                  OF
                                ANCHOR NATIONAL LIFE INSURANCE COMPANY

                                  STATEMENT OF CHANGES IN NET ASSETS
                                          FOR THE YEAR ENDED
                                           November 30, 1996
                                              (Continued)

                                                                   Worldwide        High-Yield           Global        Corporate
                                                    Utility      High Income              Bond             Bond             Bond
                                                  Portfolio        Portfolio         Portfolio        Portfolio        Portfolio
                                           ---------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)            $       (26,830)  $       609,853   $     5,908,541   $     3,070,442   $       717,467
   Net realized gains (losses) from
      securities transactions                        1,073           444,184           405,726           779,817           132,082
   Change in net unrealized appreciation/
      depreciation of investments                  355,573         4,945,992         5,610,690         1,810,803           770,471
                                           ---------------------------------------------------------------------------------------

Increase in net assets from operations             329,816         6,000,029        11,924,957         5,661,062         1,620,020
                                           ---------------------------------------------------------------------------------------

From capital transactions:
   Net proceeds from units sold                  4,523,252        19,367,963        24,099,082        12,135,788        13,578,677
   Cost of units redeemed                          (25,056)       (1,780,947)       (5,893,480)       (3,222,889)       (1,537,267)
   Net transfers                                   971,128         9,991,617        (2,720,348)       (7,531,416)       (7,137,549)
                                           ---------------------------------------------------------------------------------------

Increase (decrease) in net assets
  from capital transactions                      5,469,324        27,578,633        15,485,254         1,381,483         4,903,861
                                           ---------------------------------------------------------------------------------------

Increase (decrease) in net assets                5,799,140        33,578,662        27,410,211         7,042,545         6,523,881
Net assets at beginning of period                        0        11,829,752        81,254,155        59,254,339        29,119,949
                                           ---------------------------------------------------------------------------------------
Net assets at end of period                $     5,799,140   $    45,408,414   $   108,664,366   $    66,296,884   $    35,643,830
                                           =======================================================================================


ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                      450,097         1,521,018         1,991,539         1,053,412         1,222,601
   Units redeemed                                   (2,465)         (141,970)         (484,674)         (278,565)         (138,031)
   Units transferred                                95,829           776,863          (224,121)         (649,856)         (647,827)
                                           ---------------------------------------------------------------------------------------


Increase (decrease) in units outstanding           543,461         2,155,911         1,282,744           124,991           436,743
Beginning units                                          0         1,040,828         7,075,451         5,288,158         2,623,065
                                           ---------------------------------------------------------------------------------------
Ending units                                       543,461         3,196,739         8,358,195         5,413,149         3,059,808
                                           =======================================================================================


                                                       Cash
                                                 Management
                                                  Portfolio        TOTAL
                                           ----------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations:
   Net investment income (loss)             $     2,227,613   $    59,263,173
   Net realized gains (losses) from
      securities transactions                     2,214,720        48,638,145
   Change in net unrealized appreciation/
      depreciation of investments                  (168,487)      343,865,421
                                           ----------------------------------

Increase in net assets from operations            4,273,846       451,766,739
                                           ----------------------------------

From capital transactions:
   Net proceeds from units sold                  99,349,340       888,731,581
   Cost of units redeemed                       (20,113,324)     (126,776,611)
   Net transfers                                (84,506,732)      226,858,315
                                           ----------------------------------

Increase (decrease) in net assets
  from capital transactions                      (5,270,716)      988,813,285
                                           ----------------------------------

Increase (decrease) in net assets                  (996,870)    1,440,580,024
Net assets at beginning of period                89,380,847     1,815,101,378
                                           ----------------------------------
Net assets at end of period                 $    88,383,977   $ 3,255,681,402
                                           ==================================


ANALYSIS OF INCREASE (DECREASE)
   IN UNITS OUTSTANDING:
   Units sold                                     9,156,831
   Units redeemed                                (1,854,726)
   Units transferred                             (7,669,176)
                                           ----------------

Increase (decrease) in units outstanding           (367,071)
Beginning units                                   8,372,979
                                           ----------------
Ending units                                      8,005,908
                                           ================


                 See accompanying notes to financial statements.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) of Anchor National Life Insurance Company (the "Separate Account") is a segregated investment account of Anchor National Life Insurance Company (the "Company"). The Company is an indirect, wholly owned subsidiary of SunAmerica Inc. The Separate Account is registered as a segregated unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

   The Separate Account is composed of twenty-five variable portfolios (the "Variable Accounts"). Each of the Variable Accounts is invested solely in the shares of either (1) one of the four currently available investment portfolios of Anchor Series Trust ("Anchor Trust") or (2) one of the twenty-one currently available investment portfolios of SunAmerica Series Trust ("SunAmerica Trust"). The Anchor Trust and the SunAmerica Trust (the "Trusts") are each diversified, open-end, affiliated investment companies, which retain investment advisors to assist in the investment activities of the Trusts. The participant may elect to have payments allocated to any of five guaranteed- interest funds of the Company (the "General Account"), which are not a part of the Separate Account. The financial statements include balances allocated by the participant to the twenty-five Variable Accounts and do not include balances allocated to the General Account.

   The inception date of the International Growth and Income, Emerging Markets, and Real Estate Portfolios was June 2, 1997. The inception date of the Aggressive Growth, Federated Value, SunAmerica Balanced, and Utility Portfolios was June 3, 1996. The inception date of the Natural Resources, International Diversified Equities, Venture Value, Balanced/Phoenix Investment Counsel and Worldwide High Income Portfolios was October 31, 1994. The inception date of the Asset Allocation, Global Bond and Corporate Bond Portfolios was July 1, 1993. The inception date of the remaining portfolios was February 9, 1993.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   The investment objectives and policies of the four portfolios of the Anchor Trust are summarized below:

   The CAPITAL APPRECIATION PORTFOLIO seeks long-term capital appreciation. This portfolio invests in growth equity securities which are widely diversified by industry and company and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

   The GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests in growth equity securities and may engage in transactions involving stock index futures and options thereon as a hedge against changes in market conditions.

   The NATURAL RESOURCES PORTFOLIO seeks a total return in excess of the U.S. rate of inflation as represented by the Consumer Price Index. This portfolio invests primarily in equity securities of U.S. or foreign companies which are expected to provide favorable returns in periods of rising inflation.

   The GOVERNMENT AND QUALITY BOND PORTFOLIO seeks relatively high current income, liquidity and security of principal. This portfolio invests in obligations issued, guaranteed or insured by the U.S. Government, its agencies or instrumentalities and in corporate debt securities rated Aa or better by Moody's Investor Service, Inc. or AA or better by Standard & Poor's Corporation.

   Anchor Trust has portfolios in addition to those identified above; however, none of these other portfolios is currently available for investment under the Separate Account.

   The investment objectives and policies of the twenty-one portfolios of the SunAmerica Trust are summarized below:

   The INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO seeks long-term capital appreciation. This portfolio invests in accordance with country weightings as determined by the subadvisor in common stocks of foreign issuers which, in the aggregate, replicate broad country indices.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   The GLOBAL EQUITIES PORTFOLIO seeks long-term growth of capital. This portfolio invests primarily in common stocks or securities of U.S. and foreign issuers with common stock characteristics which demonstrate the potential for appreciation and engages in transactions in foreign currencies.

   The AGGRESSIVE GROWTH PORTFOLIO seeks capital appreciation. This portfolio invests primarily in equity securities of small capitalization growth companies.

   The VENTURE VALUE PORTFOLIO seeks growth of capital. This portfolio invests primarily in common stocks.

   The FEDERATED VALUE PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in the securities of high quality companies.

   The PUTNAM GROWTH (PREVIOUSLY KNOWN AS PROVIDENT GROWTH PORTFOLIO), GROWTH/PHOENIX INVESTMENT COUNSEL AND ALLIANCE GROWTH PORTFOLIOS seek long-term growth of capital. These portfolios invest primarily in common stocks or securities with common stock characteristics which the advisor believes have the potential for appreciation.

   The GROWTH-INCOME PORTFOLIO seeks growth of capital and income. This portfolio invests primarily in common stocks or securities which demonstrate the potential for appreciation and/or dividends.

   The ASSET ALLOCATION PORTFOLIO seeks high total return (including income and capital gains) consistent with preservation of capital over the long term. This portfolio invests in a diversified selection of common stocks and other securities having common stock characteristics, bonds and other intermediate and long-term fixed-income securities and money market instruments (debt securities maturing in one year or less) in any combination.

   The SUNAMERICA BALANCED PORTFOLIO seeks to conserve principal. This portfolio maintains at all times a balanced portfolio of stocks and bonds.

   The BALANCED/PHOENIX INVESTMENT COUNSEL PORTFOLIO seeks reasonable income, long-term capital growth and conservation of capital. This portfolio invests primarily in common stocks and fixed-income securities, with an emphasis on income-producing securities which appear to have some potential for capital enhancement.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   The UTILITY PORTFOLIO seeks high current income and moderate capital appreciation. This portfolio invests primarily in the equity and debt securities of utility companies.

   The WORLDWIDE HIGH INCOME PORTFOLIO seeks high current income and, secondarily, capital appreciation. This portfolio invests primarily in a selection of high-yielding fixed-income securities of issuers located throughout the world.

   The HIGH-YIELD BOND PORTFOLIO seeks a high level of current income and, secondarily, seeks capital appreciation. This portfolio invests primarily in intermediate and long-term corporate obligations, with emphasis on higher-yielding, higher-risk, lower-rated or unrated securities.

   The GLOBAL BOND PORTFOLIO seeks a high total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. This portfolio invests in high quality fixed-income securities of U.S. and foreign issuers and engages in transactions in foreign currencies.

   The CORPORATE BOND PORTFOLIO seeks a high total return with only moderate price risk. This portfolio invests primarily in investment grade fixed-income securities.

   The INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks growth of capital with current income as a secondary objective. This portfolio invests primarily in common stocks traded on markets outside the United States.

   The EMERGING MARKETS PORTFOLIO seeks long-term capital appreciation. This portfolio invests mainly in the common stocks and other equity securities of companies that its subadvisor believes have above-average growth prospects primarily in emerging markets outside the United States.

   The REAL ESTATE PORTFOLIO seeks to achieve total return through a combination of growth and income. This portfolio invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

   The CASH MANAGEMENT PORTFOLIO seeks high current yield while preserving capital. This portfolio invests in a diversified selection of money market instruments.

   Purchases and sales of shares of the portfolios of the Trusts are valued at the net asset values of the shares on the date the shares are purchased or sold. Dividends and capital gains distributions are recorded when received. Realized gains and losses on the sale of investments in the Trusts are recognized at the date of sale and are determined on an average cost basis.

   Accumulation unit values are computed daily based on the total net assets of the Variable Accounts.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS



2. CHARGES AND DEDUCTIONS

   Charges and deductions are applied against the current value of the Separate Account and are paid as follows:

   WITHDRAWAL CHARGE: The contract value may be withdrawn at any time during the accumulation period. Purchase payments that are no longer subject to the withdrawal charge and not previously withdrawn and earnings in the contract may be withdrawn free of withdrawal charges at any time. In addition, there is a free withdrawal amount for the first withdrawal during a contract year after the first contract year. The free withdrawal amount is the greater of earnings in the contract or 10% of the purchase payments that have been invested for at least one year, and not withdrawn, less any withdrawals made during the year. Should a withdrawal exceed the free withdrawal amount, a withdrawal charge, in certain circumstances, is imposed and paid to the Company.

   Withdrawal charges vary in amount depending upon the number of years since the purchase payment being withdrawn was made. The withdrawal charge is deducted from the remaining contract value so that the actual reduction in contract value as a result of the withdrawal will be greater than the withdrawal amount requested and paid. For purposes of determining the withdrawal charge, withdrawals will be allocated first to investment income, if any (which may generally be withdrawn free of a withdrawal charge), and then to the oldest purchase payments first so that all withdrawals are allocated to purchase payments to which the lowest (if any) withdrawal charge applies.

   Any amount withdrawn which exceeds a free withdrawal may be subject to a withdrawal charge in accordance with the withdrawal charge table shown below:

                              Policy                       Applicable Withdrawal
                               Year                         Charge Percentage
                     ----------------------              ---------------------------
                      First                                             7%
                      Second                                            6%
                      Third                                             5%
                      Fourth                                            4%
                      Fifth                                             3%
                      Sixth                                             2%
                      Seventh                                           1%
                      Eighth and beyond                                 0%

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


2.  CHARGES AND DEDUCTIONS (continued)

    CONTRACT MAINTENANCE FEE: An annual contract maintenance fee of $35 ($30 in North Dakota and Utah) is charged against each contract, which reimburses the Company for expenses incurred in establishing and maintaining records relating to a contract. The contract maintenance fee will be assessed on each anniversary during the accumulation phase. In the event that a total surrender of contract value is made, the entire charge will be assessed as of the date of surrender.

    TRANSFER FEE: A transfer fee of $25 ($10 in Pennsylvania and Texas) is assessed on each transfer of funds in excess of fifteen transactions within a contract year.

    PREMIUM TAXES: Premium taxes or other taxes payable to a state or other governmental entity will be charged against the contract values. Some states assess premium taxes at the time purchase payments are made; others assess premium taxes at the time annuity payments begin. The Company currently intends to deduct premium taxes at the time of surrender or upon annuitization; however, it reserves the right to deduct any premium taxes when incurred or upon the payment of the death benefit.

    MORTALITY AND EXPENSE RISK CHARGE: The Company deducts mortality and expense risk charges, which total to an annual rate of 1.37% of the net asset value of each portfolio, computed on a daily basis. The mortality risk charge is compensation for the mortality risks assumed by the Company from its contractual obligations to make annuity payments after the contract has annuitized for the life of the annuitant and to provide death benefits, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract.

    DISTRIBUTION EXPENSE CHARGE: The Company deducts a distribution expense charge at an annual rate of 0.15% of the net asset value of each portfolio, computed on a daily basis. This charge is for all expenses associated with the distribution of the contract. These expenses include preparing the contract, confirmations and statements, providing sales support and maintaining contract records. If this charge is not enough to cover the costs of distributing the contract, the Company will bear the loss.

    SEPARATE ACCOUNT INCOME TAXES: The Company currently does not maintain a provision for taxes, but has reserved the right to establish such a provision for taxes in the future if it determines, in its sole discretion, that it will incur a tax as a result of the operation of the Separate Account.

                            VARIABLE SEPARATE ACCOUNT
               (PORTION RELATING TO THE POLARIS VARIABLE ANNUITY)
                                       OF
                     ANCHOR NATIONAL LIFE INSURANCE COMPANY

                          NOTES TO FINANCIAL STATEMENTS


3.  INVESTMENT IN ANCHOR TRUST AND SUNAMERICA TRUST

    The aggregate cost of the Trusts' shares acquired and the aggregate proceeds from shares sold during the year ended November 30, 1997 consist of the following:

                                               Cost of Shares          Proceeds from
    Variable Accounts                                Acquired            Shares Sold
    ---------------------------               ---------------        ---------------
    ANCHOR TRUST:
    Capital Appreciation Portfolio            $  319,291,871         $  197,453,030
    Growth Portfolio                              83,716,917             27,057,227
    Natural Resources Portfolio                   18,269,714              7,129,197
    Government and Quality Bond
       Portfolio                                  33,715,455             16,596,967

    SUNAMERICA TRUST:
    International Diversified
       Equities Portfolio                         81,726,832             17,939,338
    Global Equities Portfolio                     94,083,351             40,297,116
    Aggressive Growth Portfolio                   57,646,312             15,434,574
    Venture Value Portfolio                      337,577,753             41,902,820
    Federated Value Portfolio                     32,673,050              7,975,085
    Putnam Growth Portfolio                       42,157,298             23,586,742
    Growth/Phoenix Investment
       Counsel Portfolio                          27,739,564             19,443,794
    Alliance Growth Portfolio                    214,076,671             68,895,096
    Growth-Income Portfolio                      154,690,162             25,023,738
    Asset Allocation Portfolio                   119,743,519              8,374,215
    SunAmerica Balanced Portfolio                 21,037,022              1,677,733
    Balanced/Phoenix Investment
       Counsel Portfolio                          19,915,315              5,987,736
    Utility Portfolio                             14,038,252              2,682,700
    Worldwide High Income Portfolio               77,628,707             24,005,082
    High-Yield Bond Portfolio                     91,856,810             43,535,286
    Global Bond Portfolio                         20,573,227              7,528,389
    Corporate Bond Portfolio                      18,753,987              3,515,900
    International Growth & Income                 28,297,392                405,125
    Emerging Markets                              17,682,297                443,735
    Real Estate                                   18,941,645              1,502,627
    Cash Management Portfolio                    498,951,957            459,227,553
                                                 ===========            ===========

4.  FEDERAL INCOME TAXES

    The Company qualifies for federal income tax treatment granted to life insurance companies under subchapter L of the Internal Revenue Service Code (the "Code"). The operations of the Separate Account are part of the total operations of the Company and are not taxed separately. The Separate Account is not treated as a regulated investment company under the Code.

                           PART C - OTHER INFORMATION

Item 24.     Financial Statements and Exhibits

(a)    Financial Statements

        The following financial statements are included in Part A of the Registration Statement:

                Consolidated Financial Statements of Anchor National Life Insurance Company for the fiscal year ended September 30, 1997

        The following financial statements are included in Part B of the Registration Statement:

                Financial Statements of Variable Separate Account (Portion Relating to the POLARIS Variable Annuity) for the fiscal year ended November 30, 1997


(b)    Exhibits


(1)     Resolutions Establishing Separate Account......    Previously Filed
(2)     Custody Agreements.............................    Not Applicable
(3)     (a) Distribution Contract......................    Previously Filed
        (b) Selling Agreement..........................    Previously Filed
(4)     Variable Annuity Contract......................    Filed Herewith
(5)     Application for Contract.......................    Filed Herewith
(6)     Depositor - Corporate Documents
        (a) Certificate of Incorporation...............    Previously Filed
        (b) By-Laws....................................    Previously Filed
(7)     Reinsurance Contract...........................    Not Applicable
(8)     Fund Participation Agreement...................    Previously Filed
(9)     Opinion of Counsel.............................    Previously Filed
        Consent of Counsel.............................    Previously Filed
(10)    Consent of Independent Accountants.............    Filed Herewith
(11)    Financial Statements Omitted from Item 23......    None
(12)    Initial Capitalization Agreement...............    Not Applicable
(13)    Performance Computations.......................    Not Applicable
(14)    Diagram and Listing of All Persons Directly
        or Indirectly Controlled By or Under Common
        Control with Anchor National Life Insurance
        Company, the Depositor of Registrant...........    Previously Filed
(15)    Powers of Attorney.............................    Previously Filed
(27)    Financial Data Schedules.......................    Not Applicable


Item 25.  Directors and Officers of the Depositor

        The officers and directors of Anchor National Life Insurance Company are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.


Name                                Position
----                                --------
Eli Broad                      Chairman, President and
                               Chief Executive Officer
Jay S. Wintrob                 Director and Executive Vice President
Peter McMillan                 Director
James R. Belardi               Director and Senior Vice President
Lorin M. Fife                  Director, Senior Vice President,
                               General Counsel and Assistant
                               Secretary
Susan L. Harris                Director, Senior Vice President
                               and Secretary
Jana W. Greer                  Director and Senior Vice President
Scott L. Robinson              Director and Senior Vice President
James W. Rowan                 Director and Senior Vice President
N. Scott Gillis                Senior Vice President and Controller

Name                                Position
----                                --------
Edwin R. Reoliquio             Senior Vice President and Chief Actuary
Victor E. Akin                 Senior Vice President
Scott H. Richland              Vice President and Treasurer
J. Franklin Grey               Vice President
Keith B. Jones                 Vice President
Michael Lindquist              Vice President
Edward P. Nolan*               Vice President
Greg Outcalt                   Vice President

------------------
* 88 Bradley Road, P.O. Box 4005, Woodbridge, Connecticut 06525

Item 26.  Persons Controlled By or Under Common Control With Depositor or

Registrant

        The Registrant is a separate account of Anchor National Life Insurance Company (Depositor). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 14 which is incorporated herein by reference.


Item 27.   Number of Contract Owners

        As of December 31, 1997, the number of Contracts funded by the Variable Separate Account of Anchor National Life Insurance Company (Portion relating to the Polaris Variable Annuity) was 100,097, of which 37,467 were Qualified Contracts and 62,630 were Nonqualified Contracts.



Item 28.  Indemnification

        None.


Item 29.   Principal Underwriter

        SunAmerica Capital Services, Inc. serves as distributor to the Registrant.

        Its principal business address is 733 Third Avenue, 4th Floor, New York, New York 10017. The following are the directors and officers of SunAmerica Capital Services, Inc.


        Name                        Position with Distributor
        ----                        -------------------------
        J. Steven Neamtz            Director and President
        Robert M. Zakem             Director, Executive Vice
                                    President and Assistant
                                    Secretary
        Peter Harbeck               Director
        Gary W. Krat                Director
        Enrique Lopez-Balboa        Vice President
        Steven Rothstein            Treasurer
        Susan L. Harris             Secretary
        Lorin M. Fife               Assistant Secretary


                      Net
                      Distribution          Compensation
Name of               Discounts and         on Redemption        Brokerage
Distributor           Commissions           Annuitization        Commission   Commissions*
------------          --------------        -------------        -----------  ------------
SunAmerica            None                  None                 None         None
 Capital
 Services, Inc.

------------------
* Distribution fee is paid by Anchor National Life Insurance Company.


Item 30.   Location of Accounts and Records

        Anchor National Life Insurance Company, the Depositor for the Registrant, is located at 1 SunAmerica Center, Los Angeles, California 90067-6022. SunAmerica Capital Services, Inc., the distributor of the Contracts, is located at 733 Third Avenue, 4th Floor, New York, New York 10017. Each maintains those accounts and records required to be maintained by it pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.

        State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02100, maintains certain accounts and records pursuant to the instructions of the Registrant.

Item 31.  Management Services

        Not Applicable.

Item 32.  Undertakings

        Registrant undertakes to (1) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (2) include either (A) as part of any application to purchase a Contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (B) a postcard or similar written communication affixed to or included in the Prospectus that the Applicant can remove to send for a Statement of Additional Information; and (3) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.

        Further, Registrant undertakes to deduct mortality and expense risk charges, distribution expense charges, withdrawal charges (contingent deferred sales charges), contract maintenance fees and transfer fees that are in the aggregate (1) reasonable in relation to the risks assumed by the Company and (2) reasonable in amount as compared with other variable annuity products. Those determinations are based on the Company's analysis of publicly available information about similar industry practices, and by taking into consideration factors such as current charge levels and benefits provided, the existence of expense charge guarantees and guaranteed annuity rates.


Item 33.  Representation

        The Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

        3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

        4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer's Section 403(b) arrangement to which the participant may elect to transfer his contract value.

                                   SIGNATURES


        As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485 for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Los Angeles, and the State of California, on this 19th day of March, 1998.


                      VARIABLE SEPARATE ACCOUNT
                             (Registrant)

                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                             (Depositor)


                      By: /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                             Executive Vice President

                      By: ANCHOR NATIONAL LIFE INSURANCE COMPANY
                          (Depositor, on behalf of itself and Registrant)


                      By: /s/ JAY S. WINTROB
                         ----------------------------------------
                             Jay S. Wintrob
                             Executive Vice President


        As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURE                     TITLE                           DATE
---------                     -----                           ----

ELI BROAD*                 President, Chief
--------------------       Executive Officer and
Eli Broad                  Chairman  of the Board
                          (Principal Executive Officer)


SCOTT L. ROBINSON*         Senior Vice President
--------------------       and Director
Scott L. Robinson         (Principal Financial Officer)


SCOTT GILLIS*              Senior Vice President
--------------------       and Controller
N. Scott Gillis           (Principal Accounting Officer)


JAMES R. BELARDI*          Director
--------------------
James R. Belardi


LORIN M. FIFE*             Director
--------------------
Lorin M. Fife


JANA W. GREER*             Director
--------------------
Jana W. Greer


/s/ SUSAN L. HARRIS        Director                           March 19, 1998
--------------------
Susan L. Harris


PETER MCMILLAN*            Director

SIGNATURE                     TITLE                           DATE
---------                     -----                           ----
--------------------
Peter McMillan


JAY S. WINTROB*            Director
--------------------
Jay S. Wintrob


JAMES W. ROWAN*            Director
---------------------
James W. Rowan



* By: /s/ SUSAN L. HARRIS  Attorney-in-Fact
     --------------------
         Susan L. Harris


Date:  March 19, 1998

                                  EXHIBIT INDEX




Exhibit               Description
-------               -----------
(4)               Variable Annuity Contract
(5)               Application for Contract
(10)              Consent of Independent Accountants